As filed with the Securities and Exchange Commission on September [  ], 1996.
                                                 Registration No. 333-10027



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                 Amendment No.1
                                       to

                                   FORM S-11
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                              --------------------

                       Lehman Structured Securities Corp.
        (Exact name of registrant as specified in governing instruments)
                              --------------------
                                200 Vesey Street
                            New York, New York 10285
                    (Address of principal executive offices)

                              THEODORE P. JANULIS
                       Lehman Structured Securities Corp.
                                200 Vesey Street
                            New York, New York 10285
                    (Name and address of agent for service)
                              --------------------
                                   Copies to:
           Karen C. Manson
Senior Counsel and Senior Vice President             Karsten P. Giesecke
         Lehman Brothers Inc.                   Cadwalader, Wickersham & Taft
        World Financial Center                         100 Maiden Lane
    New York, New York 10285-1000                 New York, New York 10038

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
Title of                                     Proposed maximum    Proposed maximum     Amount of
securities being             Amount being       offering            aggregate       registration
registered                    registered    price per unit (1)  offering price (1)       fee
- ----------                    ----------    ------------------  ------------------       ---
Commercial Mortgage
Pass-Through Certificates,
Series 1996-1 ............     $1,000,000         100%             $1,000,000           $344.83

(1) Estimated solely for the purposes of calculating the registration  fee.

                        ------------------------------
     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET
ITEM                                         CAPTION IN PROSPECTUS
Item 1.  Forepart of the Registration        Outside Front Cover Page
         Statement and Outside Front Cover
         Page of Prospectus.
Item 2.  Inside Front and Outside Back       Inside Front and Outside Back Cover Pages
         Cover Pages of Prospectus.
Item 3.  Summary Information, Risk Factors   Summary of Transaction; Summary of Terms;
         and Ratio of Earnings to Fixed      Risk Factors and  Considerations;
         Charges.                            Summary of Information in Underlying
                                             Prospectus;  Considerations in
                                             Underlying Prospectus
Item 4.  Determination of Offering Price.    *
Item 5.  Dilution.                           *
Item 6.  Selling Security Holders.           *
Item 7.  Plan of Distribution.               Underwriting
Item 8.  Use of Proceeds.                    Use of Proceeds
Item 9.  Selected Financial Data.            *
Item 10. Management's Discussion and         *
         Analysis of Financial Condition
         and Results of Operations.
Item 11. General Information as to           The Depositor
         Registrant.
Item 12. Policy with Respect to Certain      Outside Front Cover Page; Description of
         Activities.                         the Certificates;
Item 13. Investment Policies of Registrant.  Outside Front Cover Page; Description of
                                             the Certificates; Description of the
                                             Mortgage Loans
Item 14. Description of Real Estate.         Description of the Mortgage Loans;
                                             Description of the Mortgage Loans in
                                             Underlying Prospectus
Item 15. Operating Data.                     *
Item 16. Tax Treatment of Registrant and     Certain Federal Income Tax Consequences
         Its Security Holders.
Item 17. Market Price of and Dividends on    *
         the Registrant's Common Equity
         and Related Stockholder Matters.
Item 18. Description of Registrant's         Outside Front Cover Page; Risk Factors
         Securities.                         and  Considerations; Description
                                             of the Certificates; Description of the
                                             Mortgage Loans; Certain Federal Income
                                             Tax Consequences
Item 19. Legal Proceedings.                  *
Item 20. Security Ownership of Certain       *
         Beneficial Owners and Management.
Item 21. Directors and Executive Officers.   *
Item 22. Executive Compensation.             *
Item 23. Certain Relationships and Related   *
         Transactions.
Item 24. Selection, Management and Custody   Description of the Certificates;
         of Registrant's Investments.        Description of the Mortgage Loans;
                                             Servicing of the Mortgage Loans
Item 25. Policies with Respect to Certain    *
         Transactions.
Item 26. Limitations of Liability.           Description of the Certificates; The
                                             Resolution Trust Corporation; Description
                                             of the Certificates in Underlying
                                             Prospectus; The Resolution Trust
                                             Corporation in Underlying Prospectus
Item 27. Financial Statements and            *
         Information.
Item 28. Interests of Named Experts and      *
         Counsel.
Item 29. Disclosure of Commission Position   *
         on Indemnification for Securities
         Act Liabilities.

- ----------
* Not applicable or answer is in the negative

Information contained herein is subject to completion. These securities may not be sold nor may offers to buy be accepted prior to the time a final prospectus is delivered. This prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

PROSPECTUS


                  SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 1996


                          $[____________] (Approximate)
                       LEHMAN STRUCTURED SECURITIES CORP.
                                    Depositor
          Commercial Mortgage Pass-Through Certificates, Series 1996-1


     Commercial Mortgage Pass-Through Certificates, Series 1996-1 (the "Certificates") will consist of three classes, Class E-1 and Class E-2
(collectively, the "Offered Certificates") and Class R (the "Class R Certificate"). Only the Offered Certificates are being offered hereby. As set forth herein, the Class E-2 Certificates will be subordinated to the Class E-1 Certificates. It is a condition to the issuance of the Offered Certificates that the Class E-1 Certificates be rated "BBB" by Duff & Phelps Credit Rating Co. ("D&P"), and that the Class E-2 Certificates be rated "BB" by each of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and D&P.

     The Certificates will represent, in the aggregate, all of the beneficial ownership interests in a trust (the "Trust") to be established by Lehman Structured Securities Corp. (the "Depositor") pursuant to a Trust Agreement, dated as of October 1, 1996, between the Depositor and State Street Bank and Trust Company, as trustee (the "Trustee"). The primary assets of the Trust (the "Trust Fund") will consist primarily of certain Resolution Trust Corporation (the "RTC" and, together with its successors and assigns, the "Seller") Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "Underlying Certificates"), Class E (the "Underlying Class E Certificates"), which Underlying Class E Certificates represent [ ]% of the original Certificate Principal Amount of Class E of the Underlying Certificates, with a current principal balance of approximately $[__________] as of September 1, 1996 (the "Information Date"). The Underlying Class E Certificates represent an interest in a trust fund (the "Underlying Trust Fund"), the assets of which consist primarily of adjustable and fixed rate, amortizing and balloon payment, conventional mortgage loans secured by first liens on commercial real estate properties, multifamily residential properties and mixed residential/commercial properties and also includes mortgage loans secured by junior liens on such types of properties (all such mortgage loans, the "Mortgage Loans"). The Underlying Class E Certificates were acquired by the Depositor in secondary market transactions at varying prices. The Underlying Class E Certificates are currently rated "BB" by S&P and D&P. The primary credit support for the Underlying Class E Certificates is (i) the right to draw on a reserve fund (the "Reserve Fund") established by the RTC, (ii) the credit support provided by subordination to the Underlying Class E Certificates of certificates ranking lower in priority of payments and higher in priority of allocation of losses, and (iii) the extent to which the current Scheduled Principal Balance of the
Mortgage Loans exceeds the Certificate Principal Amount of the Underlying Certificates. The Certificates and the Underlying Class E Certificates do not constitute obligations of the Depositor, the Trustee, the Seller, the RTC or any depository institution for which the RTC has acted as conservator or receiver. Neither the Certificates nor the Underlying Class E Certificates will be savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Resolution Trust Corporation or any other governmental agency or instrumentality.

     Lehman Brothers, directly or through one or more of its affiliates, intends to make a secondary market in the Offered Certificates but is under no obligation to do so. (cover continued on next page)

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         Prospective investors in the Offered Certificates should consider the factors discussed under "Risk Factors" beginning on page 11.

- -------- ----------------------- ---------------------- ----------------------
            Initial Certificate         Certificate          Final Scheduled
Class       Principal Amount(1)        Interest Rate      Distribution Date(2)
- --------- ---------------------- ---------------------- ----------------------


Class E-1    $[            ]              7.995%              June 25, 2026
Class E-2    $[            ]              7.995%              June 25, 2026


(1)  As of  October 1,  1996  (approximate,  based  on   estimated  Certificate
     Principal  Amounts of the Underlying  Certificates).
(2)  Determined on the basis of the assumptions set forth herein.

     The Offered Certificates will be purchased by Lehman Brothers Inc. or one of its affiliates ("Lehman Brothers" or the "Underwriter") and will be offered by Lehman Brothers from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds (excluding accrued interest) to the Depositor from the sale of the Offered Certificates will be approximately $[ ], before deduction of expenses payable by the Depositor estimated to be approximately $[ ].

     The Offered Certificates offered by this Prospectus are offered by Lehman Brothers subject to prior sale, to withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by Lehman Brothers and certain further conditions. It is expected that the Class E-2 Certificates will be delivered in definitive form at the offices of Lehman Brothers, New York, New York, and that the Class E-1 Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company, in each case on or about October [ ], 1996.

                                LEHMAN BROTHERS

OCTOBER [  ], 1996

(cover continued from previous page)


     The Offered Certificates will bear interest at the rate per annum (the "Certificate Interest Rate") set forth on the cover hereof. Interest on the Offered Certificates will be payable each month on the 25th day of the month (or the next succeeding Business Day if such 25th day is not a Business Day), which is the same day on which distributions on the Underlying Class E Certificates are scheduled to be made (each such date, a "Distribution Date"), commencing November 25, 1996. Interest will accrue on the Offered Certificates from the first day of the month preceding the month in which the related Distribution Date occurs through the last day of such preceding month (each such period, the "Certificate Interest Accrual Period"), which is the same period over which the Underlying Class E Certificates will accrue interest. Principal payments on the Offered Certificates will be made in the amounts and in accordance with the priorities described herein.

     An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC" and, with respect to the Trust Fund, the "Trust REMIC") for federal income tax purposes. The Offered Certificates will be designated as "regular interests" and the Class R Certificate will be designated as the "residual interest" in the Trust REMIC. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES."

     The transferability of the Offered Certificates is subject to certain limitations. See "DESCRIPTION OF THE CERTIFICATES -- Restrictions on the Transfer of the Certificates."

     Until ninety days after the date of this Prospectus, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver the Prospectus with respect to their unsold allotments or subscriptions.

                             SUMMARY OF TRANSACTION


     The Offered Certificates being offered hereby will evidence the beneficial ownership interests in the Trust, the assets of which consist of a ___% portion of a single class of certificates entitled Commercial Mortgage Pass-Through Certificates, Series 1994-C1, Class E, issued on September 29, 1994, by the Resolution Trust Corporation. Principal distributed on the Underlying Class E Certificates (other than with respect to Excess Interest) on each Distribution Date will be applied first to pay principal on the Class E-1 Certificates, until such Class E-1 Certificates have been paid in full, and then to pay principal on the Class E-2 Certificates, until such Class E-2 Certificates have been paid in full. Principal distributed on the Underlying Class E Certificates resulting from Excess Interest on any such Distribution Date will be applied to pay principal on the Class E-1 Certificates and the Class E-2 Certificates, pro rata.

     The Class E-1 Certificates will be assigned a rating of "BBB" by D&P, and the Class E-2 Certificates will be assigned a rating of "BB" by D&P and S&P (the "Rating Agencies"). In certain instances, the owner of the Reserve Fund (which as of the Information Date is the Seller) is permitted, pursuant to the terms of the Collateral Security Agreement (as defined in the Underlying Prospectus), to obtain a release of funds on deposit in the Reserve Fund, provided and only to the extent that any such release does not result in a downgrade of the Underlying Certificates to a rating level below the initial ratings assigned to such Underlying Certificates (as indicated below). Amounts released from the Reserve Fund to the owner of the Reserve Fund would not be recoverable from such owner once they have been released, and therefore would not be available to holders of the Underlying Certificates to cover losses. The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the rating of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency.


     Because an investor in the Certificates will receive all of its payments from distributions in respect of the Underlying Class E Certificates, the following table has been prepared to give such investors updated information on the status of the Resolution Trust Corporation, Commercial Mortgage Pass-Through Certificates, Series 1994-C1 transaction (the "Underlying Transaction") as of the Information Date:


   Underlying   Initial Ratings    Current Ratings     Pass Through                           Information Date
      Class         S&P/D&P            S&P/D&P             Rate          Original Balance         Balance
- --------------  ---------------    ---------------     -------------     ----------------     -----------------
       A-1          AAA/AAA            AAA/AAA        LIBOR + 0.45%*         $141,209,000     [             ]
      A-2A          AAA/AAA            AAA/AAA             6.80%              $35,772,000                  $0
      A-2B          AAA/AAA            AAA/AAA             7.45%              $23,155,000     [             ]
      A-2C          AAA/AAA            AAA/AAA             7.45%             $129,291,000     [             ]
       A-3          AAA/AAA            AAA/AAA        LIBOR + 0.55%*         $341,663,000     [             ]
       A-4          AAA/AAA            AAA/AAA             7.25%              $68,714,000                  $0
        B           AA/AA+             AA/AA+              8.00%              $56,905,000     [             ]
        C            A/AA               A/AA               8.00%             $102,428,000     [             ]
        D            BBB/A              BBB/A              8.00%              $68,286,000     [             ]
        E            BB/BB              BB/BB              8.00%             $125,190,000     [             ]
        F            B/BB-              B/BB-              8.00%              $45,524,000     [             ]
                                                                             ------------
                                                                           $1,138,137,000     [             ]

- --------------------------------
* One month LIBOR calculated in the manner set forth in the Underlying Prospectus under "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Determination of LIBOR" plus 45 or 55 basis points, as applicable, per annum, such total amount subject to a cap of 13% per annum.

     In addition, the following information about the Underlying Certificates, the Mortgage Loans and the Reserve Fund is provided as of the Information Date:


                                                         Underlying         Information                      Percentage
                                                        Closing Date            Date           Change           Change
                                                        ------------        -----------        ------        ----------
Balance of the Underlying Certificates                 $1,138,137,000       $[        ]       $[      ]      [       ]%
Principal Balance of the Underlying Mortgage Loans     $1,138,319,146       $[        ]       $[      ]      [       ]%
Balance of the Reserve Fund*                             $294,333,118       $[        ]       $[      ]      [       ]%
Reserve Fund Balance**                                          25.9%                 %
Certificate Principal Amount of Underlying Class F               4.0%                 %               %               %
Certificates**
Overcollateralization of the Mortgage Pool**                     0.0%                 %               %               %
Total Credit Support for Underlying Class E Certificates**      29.9%                 %               %               %

- --------------------------------

* For a description of the permitted investments of the Reserve Fund, see "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund -- General" in the Underlying Prospectus.

** Credit Support for the Underlying Class E Certificates consists of the available funds in the Reserve Fund, the outstanding principal balance of the Class F Certificates (as defined in the Underlying Prospectus) and the amount of overcollateralization of the Mortgage Pool and is expressed as a percentage of the principal balance of the Underlying Certificates.

     For information concerning the level of delinquencies on the Mortgage Loans, investors are urged to review "SERVICING OF THE MORTGAGE LOANS-- Delinquency Experience" herein.

     For additional information regarding the terms and structure of the Underlying Transaction, see the Prospectus relating to the Underlying Transaction, attached hereto as Annex A. The prospectus relating to the Underlying Transaction speaks only as of September 26, 1994, and information included therein is not current. Prospective investors should refer to this Prospectus for more current information.

                                SUMMARY OF TERMS


     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the prospectus relating to the RTC Commercial Mortgage Pass-Through Certificates, Series 1994-C1 (the "Underlying Prospectus," annexed hereto as Annex A) pursuant to which the Underlying Class E Certificates were issued. Capitalized terms used but not defined herein have the meanings assigned in the text of this Prospectus, including the Underlying Prospectus attached hereto as Annex A. See "INDEX OF PRINCIPAL TERMS" herein and "GLOSSARY" in the Underlying Prospectus.

     Information on the Mortgage Loans contained herein is based upon publicly available information, including, in particular, information contained in the Underlying Prospectus, reports to holders of the Underlying Class E Certificates (the "Underlying Certificateholders") which will include the Trust, reports of the Master Servicer and Underlying Trustee and other reports regarding the Mortgage Loans made available publicly or to holders of the Underlying Certificates (including the Underlying Class E Certificates). The Depositor has not independently confirmed, and makes no representation, that the information presented in such Underlying Prospectus or in such other reports is accurate or complete. Furthermore, the Underlying Prospectus speaks only as of September 26, 1994, and information included therein is not current. Prospective investors should refer to this Prospectus for more current information.

                                SUMMARY OF TERMS



Depositor..................   Lehman    Structured    Securities    Corp.   (the
                              "Depositor"). The Depositor's principal offices are located at 200 Vesey Street, New York, New
                              York 10285,  telephone  (212)  526-5594.  See "THE
                              DEPOSITOR" herein.



Certificates...............   Commercial  Mortgage  Pass-Through   Certificates,
                              Series 1996-1, in the Classes and approximately in
                              the  initial  Certificate  Principal  Amounts  set
                              forth on the cover  page of this  Prospectus  (the
                              "Certificates").  The Certificates will consist of
                              three  classes  (each,  a "Class"),  Class E-1 and
                              Class E-2 (the "Offered Certificates") and Class R
                              (the   "Class   R   Certificate").   The   initial
                              Certificate Principal Amount of each Class of the Offered Certificates may vary from the amount set forth on the cover page hereof by up to 10%. The
                              Class R Certificate  is not being offered  hereby.
                              See "DESCRIPTION OF THE CERTIFICATES" herein.

                              The Offered Certificates will be subject to certain transfer restrictions. See "DESCRIPTION OF THE CERTIFICATES -- Restrictions on the Transfer of the Certificates" herein.


                              The Certificates will evidence, in the aggregate, all of the beneficial ownership interests in a trust (the "Trust") the corpus of which (the "Trust Fund") will consist primarily of the Underlying Class E Certificates. The Certificates will be issued by the Trust pursuant to a Trust Agreement to be dated as of October 1, 1996 (the "Trust Agreement"), between the Depositor and the Trustee (as defined herein). See "DESCRIPTION OF THE CERTIFICATES -- The Trust Fund" herein.


Trust Fund.................   The  assets  in  the  Trust   Fund  will   consist
                              primarily of  Resolution  Trust  Corporation  (the
                              "RTC"  and,   together  with  its  successors  and
                              assigns,   the   "Seller")   Commercial   Mortgage
                              Pass-Through Certificates, Series 1994-C1, Class E
                              (the    "Underlying    Class   E    Certificates")
                              representing   a   portion   of  Class  E  of  the
                              Underlying  Certificates  with a current principal
                              balance  of  approximately   $[__________]  as  of
                              September 1, 1996 (the  "Information  Date").  The
                              Underlying  Class  E  Certificates   represent  an
                              interest  in a trust fund (the  "Underlying  Trust
                              Fund"), the assets of which consist primarily of a
                              pool (the "Mortgage Pool") of adjustable and fixed
                              rate, amortizing and balloon payment, conventional
                              mortgage   loans   secured   by  first   liens  on
                              commercial  real  estate  properties,  multifamily
                              residential   properties  and  mixed  residential/
                              commercial  properties  and mortgage loans secured
                              by junior liens on such types of  properties  (all
                              such  mortgage  loans,   the  "Mortgage   Loans").
                              Midland Data Systems, Inc. and Banc One Management
                              and Consulting  Corporation act as Master Servicer
                              (the "Master  Servicer") and Special Servicer (the
                              Special Servicer"),  respectively, of the Mortgage
                              Loans,  and State Street Bank and Trust Company is
                              the  trustee  (the   "Underlying   Trustee")  with
                              respect to the Underlying Transaction. A brief summary of the Underlying Certificates is included above under "Summary of Transaction." For further information regarding the Underlying Certificates, see the Underlying Prospectus attached hereto.


                              The Underlying Class E Certificates were issued on September 29, 1994 with an original Certificate Principal Amount of $[ ], which amount constituted [ ]% of the entire Class when issued.

The Mortgage Loans(1)......   As of  the  Information  Date  the  Mortgage  Pool
                              consisted of approximately [ ] Mortgage Loans with
                              an  approximate   aggregate   Scheduled  Principal
                              Balance of $[ ]. Based on the  information  in the
                              Underlying  Prospectus,  substantially  all of the
                              Mortgage  Loans are not insured or  guaranteed  by
                              any   governmental   entity  or  private  mortgage
                              insurer.  The Mortgage  Loans are secured by first
                              liens (or: (i) with respect to [ ] Mortgage  Loans
                              with an aggregate  Scheduled  Principal Balance of
                              approximately $[ ] representing approximately [ ]%
                              of  the  Mortgage  Pool  by  Scheduled   Principal
                              Balance  as of the  Information  Date,  by  second
                              liens on  Mortgaged  Properties  with  respect  to
                              which the related  first liens are not included in
                              the  Mortgage  Pool;  (ii)  with  respect  to  [ ]
                              Mortgage   Loans  with  an   aggregate   Scheduled
                              Principal    Balance   of   approximately   $[   ]
                              representing  approximately  [ ]% of the  Mortgage
                              Pool  by  Scheduled  Principal  Balance  as of the
                              Information  Date,  by third  liens  on  Mortgaged
                              Properties with respect to which the related first
                              and second  liens are not included in the Mortgage
                              Pool; and (iii) with respect to [ ] Mortgage Loans
                              with an aggregate  Scheduled  Principal Balance of
                              approximately $[ ] representing approximately [ ]%
                              of  the  Mortgage  Pool  by  Scheduled   Principal
                              Balance as of the  Information  Date,  by liens on
                              Mortgaged  Properties  for which the lien position
                              is unknown) on fee simple or  leasehold  interests
                              in  multifamily  residential  properties,   office
                              buildings,  retail buildings,  warehouses,  hotels
                              and motels,  industrial buildings and a variety of
                              other    commercial    properties    located    in
                              approximately [ ] states and the District of Columbia.

- ----------

(1) Statistical information on the Mortgage Loans included in this Prospectus is as of the Information Date (September 1, 1996). The Underlying Certificates will be transferred to the Trust as of the Cut-Off Date (October 1, 1996), however, and accordingly the information with respect to the Mortgage Loans is expected to vary on the Cut-Off Date from the information presented herein due to scheduled principal payments, prepayments, negative amortization, losses and other factors.

                              The Mortgage Loans are divided into four Mortgage Loan Groups on the basis of interest rate and type of underlying Mortgaged Properties.

                              Mortgage Loan Groups 1 and 2 consist of Mortgage Loans secured by first liens (or by junior liens where all related senior liens secure Mortgage Loans included in the related Mortgage Loan Group) on multifamily residential properties ("Eligible Multifamily Mortgage Loans").


                              Mortgage Loan Group 1 consists of Mortgage Loans having Mortgage Interest Rates (the rate at which interest accrues on each Mortgage Loan) which are adjustable and generally subject to minimum interest rates ("Floor Interest Rates") lower than those of the adjustable rate Group 2 Mortgage Loans or no Floor Interest Rates. All of the Group 1 Mortgage Loans are Eligible Multifamily Mortgage Loans. As of the Information Date, the [ ] Mortgage Loans in Mortgage Loan Group 1 had an approximate aggregate Scheduled Principal Balance of $[ ], a weighted average Mortgage Interest Rate of approximately [ ]% per annum and a weighted average remaining term to stated maturity of approximately [ ] years. Approximately [ ]% of the Group 1 Mortgage Loans, by Scheduled Principal Balance as of the Information Date, are not fully amortizing over their terms to maturity.


                              Mortgage Loan Group 2 consists of Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase or decrease by fixed amounts after the Cut-Off Date relating to the Underlying Transaction (the "Underlying Cut-Off Date") on a predetermined schedule) and Mortgage Loans having Mortgage Interest Rates which are adjustable, but subject to a Floor Interest Rate of at least 8.375% per annum. Based on the information in the Underlying Prospectus, all of the Group 2 Mortgage Loans are Eligible Multifamily Mortgage Loans. As of the Information Date, the [ ] Mortgage Loans in Mortgage Loan Group 2 had an approximate aggregate Scheduled Principal Balance of $[ ], a weighted average Mortgage Interest Rate of approximately [ ]% per annum and a weighted average remaining term to stated maturity of approximately [ ] years. Approximately [ ]% of the Group 2 Mortgage Loans, by Scheduled Principal Balance as of the Information Date, are not fully amortizing over their terms to maturity.

                              Mortgage Loan Group 3 consists of Mortgage Loans having Mortgage Interest Rates which are adjustable and generally subject to Floor Interest Rates lower than those of the adjustable rate Group 4 Mortgage Loans or no Floor Interest Rates. As of the Information Date, the [ ] Mortgage Loans in Mortgage Loan Group 3 had an approximate aggregate Scheduled Principal Balance of $[ ], a weighted average Mortgage Interest Rate of approximately [ ]% per annum and a weighted average remaining term to stated maturity of approximately [ ] years. Approximately [ ]% of the Group 3 Mortgage Loans, by Scheduled Principal Balance as of the Information Date, are not fully amortizing over their terms to maturity.

                              Mortgage Loan Group 4 consists of Mortgage Loans having Mortgage Interest Rates which are fixed (or, in limited cases, which increase or decrease by fixed amounts after the Information Date on a predetermined schedule) and Mortgage Loans having Mortgage Interest Rates which are adjustable, but subject to a Floor Interest Rate of at least 8.375% per annum. As of the Information Date, the
                              [ ] Mortgage Loans in Mortgage Loan Group 4 had an approximate aggregate Scheduled Principal Balance of $[ ], a weighted average Mortgage Interest Rate of approximately [ ]% per annum and a weighted average remaining term to stated maturity of approximately [ ] years. Approximately [ ]% of the Group 4 Mortgage Loans, by Scheduled Principal Balance as of the Information Date, are not fully amortizing over their terms to maturity.



Reserve Fund..................The  Underlying  Certificates  have the benefit of the Reserve Fund as credit enhancement. The Reserve Fund itself, however, is not an asset of the Underlying Trust. See "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund" in the Underlying Prospectus. For description of the permitted investments of the Reserve Fund, see "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund -- General" in the Underlying Prospectus.

Interest......................On each  Distribution  Date  (as  defined  below), distributions in respect of interest will be made to holders of each Class of the Offered Certificates, to the extent of funds available therefor, in accordance with the payment priorities set forth in "Description of the Certificates-- Priorities of Distribution" herein, in an amount equal to interest accrued during the preceding calendar month (each, a "Certificate Interest Accrual Period"), net of any Deferred
                              Interest allocated to such Class as described below. Interest will accrue on the Offered Certificates during the same period as on the Underlying Class E Certificates. Interest will accrue on the Offered Certificates with respect to each Distribution Date on its outstanding certificate principal amount immediately prior to such Distribution Date at the rate per annum (the "Certificate Interest Rate") for each such Class of 7.995%. Distributions of interest to the holders of the Offered Certificates ("Certificateholders" or "Holders") will be reduced by the amount of Deferred Interest allocated to the Underlying Class E Certificates, and such Deferred Interest will be allocated first to the Class E-2 Certificates and then to the Class E-1 Certificates as more fully set forth under "DESCRIPTION OF THE CERTIFICATES -- Interest on the Certificates" herein. The amount of any Deferred Interest allocated to a Class of the
                              Offered Certificates will be added to the Certificate Principal Amount thereof. "Deferred Interest" means, with respect to any Mortgage Loan, the excess of (x) interest accrued on such Mortgage Loan at the annual rate at which interest accrues on the principal balance of such Mortgage Loan (the "Mortgage Interest Rate") over (y) accrued interest due on such Mortgage Loan at the rate at which interest is paid on such Mortgage Loan (the "Payment Rate"). Interest on the Offered Certificates will be calculated on the basis of a 360-day year consisting of twelve thirty-day months. No interest will accrue on the Class R Certificate.

                              Interest will accrue on the Class E-1 Certificates and the Class E-2 Certificates beginning October 1, 1996 and be distributed on each Distribution Date commencing November 25, 1996.


Principal..................   The amount of principal distributed on the Offered
                              Certificates on each  Distribution Date will equal
                              the  amount  of  principal   distributed   on  the
                              Underlying    Class   E   Certificates   on   each
                              Distribution  Date.  Principal  distributed on the
                              Underlying  Class E Certificates  (other than with
                              respect to principal  distributions which are paid
                              to  the  Underlying  Class  E  Certificates   from
                              interest on the Mortgage  Loans due to the accrual
                              of  interest  on  the  Mortgage   Loans,   net  of
                              servicing  and trustee fees, in excess of interest
                              accrued  on  the  Underlying   Certificates  (such
                              amounts,  "Excess Interest")) on each Distribution
                              Date will be applied first to pay principal on the
                              Class  E-1  Certificates,   until  such  principal
                              amount  has  been  paid in  full,  and then to pay
                              principal  on the  Class E-2  Certificates,  until
                              such  Class  E-2  Certificates  have  been paid in
                              full.  Principal  distributed  on  the  Underlying
                              Class  E   Certificates   resulting   from  Excess
                              Interest  on any such  Distribution  Date  will be
                              applied  to  pay   principal   on  the  Class  E-1
                              Certificates and the Class E-2  Certificates,  pro
                              rata,  determined after all other distributions of
                              principal on such Distribution Date. Distributions
                              of  Excess  Interest  are  made on the  Underlying
                              Certificate  only from available  funds  remaining
                              after making all other required  distributions  on
                              the Underlying  Certificates  (including the class
                              subordinate    to   the    Underlying    Class   E
                              Certificates)  and making any required  deposit in
                              the  Reserve  Fund to restore it to the  Liquidity
                              Amount  or,  subject to  certain  limitations,  to
                              reimburse it for previous  Basis Risk Reserve Fund
                              Draw Amounts.  At any such time as the certificate
                              principal  amounts  of the Class E-1  Certificates
                              and the Class E-2  Certificates  is equal to zero,
                              payments  of  principal  made with  respect to the
                              Underlying   Class   E   Certificates    will   be
                              distributed to the Class R Certificate.

Denominations; Form.......... The Class E-1 Certificates will be issued in fully registered form in original denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class E-2 Certificates will be issued in fully registered certificated form in original denominations of $250,000 and integral multiples of $1,000 in excess thereof. The Class E-1 Certificates initially will be issued in book-entry form and initially will be represented by one or more physical certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in any Class E-1 Certificate (a "Class E-1 Certificate Owner") will be entitled to receive a fully registered physical certificate (a "Definitive Certificate") representing such person's interest in the Trust Fund, except in the event that Definitive Certificates are issued under the limited circumstances described herein. All references herein to Certificateholders and their rights shall include the rights of Class E-1 Certificate Owners, as such rights may be exercised through DTC and its participating organizations, except as otherwise specified herein. See "DESCRIPTION OF THE CERTIFICATES-- Book-Entry Certificates."

Information Date...........   September 1, 1996 (the "Information Date").

Cut-Off Date...............   October 1, 1996 (the "Cut-Off Date").

Closing Date...............   On  or  about  October  [  ],  1996 (the  "Closing
                              Date").

Record Date................   The record date for the Certificates  (the "Record
                              Date") for each Distribution Date will be the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs, or, for the first
                              Distribution Date, the Closing Date.

Distribution Date..........   A distribution date (each, a "Distribution  Date")
                              will be, for each month, the 25th day of the month or, if such 25th day is not a Business Day, the next succeeding Business Day commencing November
                              25, 1996. Distributions on the Certificates are made on the same day as distribution on the Underlying Class E Certificates.

Trustee....................   State   Street   Bank  and   Trust   Company.   As
                              compensation for its services, the Trustee will be entitled to a trustee fee (the "Trustee Fee") payable on each Distribution Date at a per annum rate of 0.005% on the aggregate principal balance of the Certificates. The Trustee Fee will be paid solely from interest collected on the Underlying
                              Class E Certificates and will be paid prior to distributions to Certificateholders.

Final Scheduled
 Distribution Date..........  June  25,  2026,  which  is  the  Final  Scheduled
                              Distribution Date for the Underlying Class E Certificates.


Use of Proceeds.............  The Depositor will apply  substantially all of the net proceeds from the sale of the Offered Certificates to the purchase of the Underlying Class E Certificates and the payment of expenses incurred in connection with the issuance and underwriting of the Offered Certificates.

Optional Termination.......   With   respect   to   the   Underlying   Class   E
                              Certificates, on or after any Distribution Date on
                              which  the  principal  balance  of the  Underlying
                              Certificates  is less  than 10% of the  respective
                              initial  principal  balances  of  such  Underlying
                              Certificates,  the Master  Servicer,  the Servicer
                              (if it is then servicing all of the Mortgage Loans
                              remaining in the Underlying Trust Fund), the owner
                              of the Reserve Fund or of the Class R Certificates
                              issued   in   connection   with   the   Underlying
                              Transaction    (the     "Underlying     Class    R
                              Certificates")  will have the option to  purchase,
                              in whole, the assets of the Underlying Trust Fund.
                              Any such purchase would result in the  termination
                              of  the  Underlying   Trust  Fund  and  the  early
                              retirement of the Underlying  Class E Certificates
                              and thus the termination of the Trust Fund and the
                              early retirement of the Certificates.  No separate
                              provisions   have  been  made  for  the   optional
                              termination of the Certificates.

Certain Federal Income Tax
 Consequences..............   An  election  will be made to treat the Trust Fund
                              as a real estate  mortgage  investment  conduit (a
                              "REMIC",  and with respect to the Trust Fund,  the
                              "Trust  REMIC").  The Class E-1  Certificates  and
                              Class    E-2     Certificates     (the    "Regular
                              Certificates") will be designated as the "regular interests" in the Trust REMIC and the Class R
                              Certificate will be designated as the "residual interest" in the Trust REMIC.

                              The Regular Certificates generally will be treated as newly originated debt instruments issued by the Trust REMIC for federal income tax purposes. Beneficial owners of the Regular Certificates will be required to report income thereon in accordance with the accrual method of accounting. As a result, beneficial owners will be required to report interest income unless it reasonably appears, at the time such interest otherwise would be earned, that such interest will be uncollectible, but may be required to report original issue discount ("OID") as income until the Regular Certificate is disposed of or becomes partially or wholly worthless under the bad debt rules. It is anticipated that the Class E-1 Certificates and Class E-2 Certificates will be issued with OID in an amount equal to the excess of the initial principal balances thereof (plus ___ days of interest at the Certificate Interest
                              Rate) over their respective issue prices (including accrued interest).


                              See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES."

Transfer Restrictions on the
Certificates..........        Each   purchaser   of   Class   E-1   Certificates
                              (including  beneficial  owners  thereof)  will  be
                              deemed to have represented to the Trustee (a) that
                              it is  not  an  employee  benefit  plan  or  other
                              retirement  arrangement  subject to the  fiduciary
                              responsibility    provisions   of   the   Employee
                              Retirement Income Security Act of 1974, as amended
                              ("ERISA"), or Section 4975 of the Internal Revenue
                              Code of 1986, as amended (the "Code"), or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state, or local law
                              ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA and the Code (collectively, a "Plan"), and is not acting on behalf of a Plan or using the assets of a Plan to acquire such Certificates; or (b) if it is an insurance company, that the purchase and holding of Class E-1 Certificates or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited
                              Transaction Class Exemption 95-60.

                              The Class E-2 Certificates may only be transferred to a purchaser who certifies to the Trustee that such proposed purchaser or transferee (a) is either (i) not a Plan or a person acting on behalf of a Plan or using the assets of a Plan to acquire such Certificates or (ii) is an insurance company and the purchase and holding of Class E-2 Certificates is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60; and
                              (b) is (i) an institution that is an "accredited investor" as defined in paragraphs (1), (2), (3) and (7) of rule 501(a) under the Securities Act of 1933, as amended (the "Act") (or any entity in which all of the equity owners come within such paragraphs), (ii) a "qualified institutional buyer" as defined in rule 144A under the Act ("Qualified Institutional Buyer"), or (iii) is a person (other than any rating agency rating the Depositor's securities) involved in the organization or operation of the Depositor or an "affiliate", as defined in rule 405 under the Act.

                              See    "DESCRIPTION   OF   THE   CERTIFICATES   --
                              Restrictions on the Transfer of the Certificates."


Legal/Investment...........   The  Offered   Certificates   do  not   constitute
                              "mortgage related  securities" for purposes of the
                              Secondary  Mortgage Market Enhancement Act of 1984
                              ("SMMEA"). The appropriate characterization of the
                              Offered    Certificates    under   various   legal
                              investment  restrictions,  and thus the ability of
                              investors   subject  to  these   restrictions   to
                              purchase the Offered Certificates,  may be subject
                              to  significant  interpretive  uncertainties.  All
                              investors whose investment authority is subject to
                              legal restrictions  should consult their own legal
                              advisors to determine whether, and to what extent,
                              the Offered  Certificates  will  constitute  legal
                              investments for them. Prospective investors in the
                              Offered  Certificates  should  consult  their  own
                              legal, tax and accounting  advisors in determining
                              the suitability of and consequences to them of the
                              purchase, ownership and disposition of the Offered
                              Certificates.      See      "LEGAL      INVESTMENT
                              CONSIDERATIONS."

ERISA Considerations.......   Under current law, the purchase and holding of the
                              Offered  Certificates  by or on behalf of any Plan
                              may result in a  "prohibited  transaction"  within
                              the  meaning of ERISA,  the Code or  Similar  Law.
                              Consequently,  each purchaser or transferee of the
                              Class E-1 Certificates will be deemed to have made
                              certain   representations,   and   purchasers  and
                              transferees of the Class E-2 Certificates  will be
                              required to deliver a certification,  both as more
                              fully   described  under   "Restrictions   on  the
                              Transfer of the Certificates" herein.

Rating.....................   It is a condition  to the  issuance of the Offered
                              Certificates  that the Class E-1  Certificates  be
                              rated  "BBB" by Duff & Phelps  Credit  Rating  Co.
                              ("D&P"),  and that the Class E-2  Certificates  be
                              rated "BB" by D&P and  Standard  & Poor's  Ratings
                              Services, a division of The McGraw-Hill Companies,
                              Inc.   ("S&P")  (D&P  and  S&P  are   collectively
                              referred to as the "Rating Agencies").

                              A security rating addresses the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. The rating takes into consideration the characteristics of the Offered Certificates, the characteristics of the Underlying Class E Certificates and the characteristics of the Mortgage Loans, as well as the structural and legal aspects associated with the Offered Certificates. Each security rating assigned to the Offered Certificates should be evaluated independently of any other security rating.

                              A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. In addition, a security rating does not address the likelihood or frequency of prepayments on the Offered Certificates as a result of prepayments on the Mortgage Loans, or the corresponding effect on yield to investors in the Offered Certificates.


                              The terms of the instrument establishing the Reserve Fund permits the owner thereof to request and to obtain a release of funds in certain instances, provided that the ratings of the Underlying Certificates will not, as a result of such release or otherwise, be rated lower than the initial ratings assigned to such Underlying Certificates.


                              The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the rating of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency.


RTC Representations;
  RTC Guarantee of Seller
  Representations...........  The RTC, with respect to Mortgage  Loans for which it has acted as Seller in its corporate capacity, has made certain representations and warranties and has given certain indemnities to the Underlying Trust Fund. In addition, the RTC, with respect to Mortgage Loans for which it has not acted as Seller in its corporate capacity, has guaranteed the obligations of the seller of such Mortgage Loans into the Underlying Trust Fund to make indemnification payments or to repurchase affected Mortgage Loans in the event of breaches of representations and warranties made by such seller regarding, among other representations, certain characteristics of the Mortgage Loans, or to cure such breaches. See "DESCRIPTION OF THE MORTGAGE LOANS -- Representations and Warranties" in the Underlying Prospectus.

                              Pursuant to the RTC Completion Act, the RTC was terminated as of December 31, 1995, and the FSLIC Resolution Fund (the "FRF") has assumed all of the RTC's assets and liabilities, including the obligations of the RTC as Seller. See "THE RESOLUTION TRUST CORPORATION" herein.


For a summary of the terms of the Underlying Certificates see "SUMMARY OF INFORMATION" in the Underlying Prospectus, attached hereto as Annex A.



                                  RISK FACTORS

     1. Limited Liquidity. There is currently no market for the Offered Certificates, and no listing on any securities exchange or other arrangement for secondary market trading of the Offered Certificates is being made. While the Underwriter has advised that it (or its affiliates) intends to make a secondary market in the Offered Certificates, it is under no obligation to do so. Accordingly, there can be no assurance that such a market will develop or, if it does develop, that it will provide holders of such Offered Certificates with liquidity of investment or continue for the life of the Offered Certificates.


     2. Draws on the Reserve Fund; Permitted Release of Funds in Reserve Fund; Impact on Ratings. In certain instances the owner of the Reserve Fund (currently, the FDIC) is permitted, pursuant to the terms of the Collateral Security Agreement (as defined in the Underlying Prospectus), to obtain a release of certain funds on deposit in the Reserve Fund, provided that any such release does not result in a downgrade of the Underlying Certificates to a rating level below the initial ratings assigned to such Underlying Certificates. Amounts released from the Reserve Fund to the owner of the Reserve Fund would not be recoverable from such owner once they have been released, and therefore would not be available to holders of the Underlying Certificates to cover losses. The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency.

     3. Subordination of Underlying Class E Certificates to the Other Underlying Certificates Issued by the RTC. The Underlying Class E Certificates, which are the sole source of payments on the Certificates, are subordinated in right of distributions to the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-3, Class A-4, Class B, Class C and Class D Certificates (all as defined in the Underlying Prospectus). In addition, the sources of credit support for the Underlying Class E Certificates are the right to draw on the Reserve Fund as well as the subordination of the Class F Certificates (as defined in the Underlying Prospectus) and the overcollateralization of the Mortgage Pool, which may not fully protect the Underlying Class E Certificates, and consequently the Certificates, from losses allocated as a result of realized losses on the Mortgage Loans. For an indication of the current credit support afforded to the Underlying Class E Certificates from the Reserve Fund, the Class F Certificates and overcollateralization of the Mortgage Pool, see "SUMMARY OF TRANSACTION" herein.

     4. Subordination of the Class E-2 Certificates to the Class E-1 Certificates. The rights of the holders of the Class E-2 Certificates to receive distributions with respect to the Underlying Class E Certificates will be subordinated to the rights of the Class E-1 Certificateholders to the extent described herein. The subordination is intended to enhance the likelihood of regular receipt by the Class E-1 Certificateholders of the full amount of monthly distributions due to them and to protect the Class E-1 Certificateholders against losses.

     5. Variability in Weighted Average Life and Yield of Offered Certificates. The payment experience on the Mortgage Loans (including payment of principal and Excess Interest) will affect the actual payment experience on and the weighted average lives of the Underlying Certificates and, accordingly, the weighted average lives and yields of the Offered Certificates. Pursuant to the terms of the Underlying Certificates, principal is distributed on Underlying Certificates both from principal payable on the Mortgage Loans and from Excess Interest (generally, the difference between interest accrued on the Mortgage Loans, net of servicing and trustee fees, and interest accrued on the Underlying Certificates). Prepayments on the Mortgage Loans (including prepayments resulting from modifications, defaults or liquidations or repurchases due to certain breaches of the Seller's representations and warranties) and other principal payments (including Balloon Payments) on the Mortgage Loans allocated to the Underlying Class E Certificates are generally applied first to classes of the Underlying Certificates that are senior to the Underlying Class E Certificates and are therefore not applied to payment of principal of the Underlying Class E Certificates until the certificate principal balance of all senior classes of Underlying Certificates has been reduced to zero. Excess Interest, however, is required to be distributed to classes of the Underlying Certificates (after payment in full of all other amounts due to holders of Underlying Certificates, payment of applicable expenses, and deposits into the Reserve Fund to restore it to the Liquidity Amount or, subject to certain limitations, to reimburse it for previous Basis Risk Reserve Fund Draw Amounts, if any) in the following ratios: Class D 20%, Class E 50% and Class F 30% and, after the principal balance of any such class has been reduced to zero, the portion attributable to such class sequentially to Class C, Class D, Class E, and Class F and then to more senior classes. Accordingly, 50% (or more in cases described in the preceding sentence) of Excess Interest available for distribution is required to be applied to the Underlying Class E Certificates as distributions of principal, and will be applied to the Class E-1 and Class E-2 Certificates pro rata. Accordingly, the rate of principal payments (including prepayments) on the Mortgage Loans, and the amount of principal distributions on the Underlying Certificates attributable to Excess Interest, will have a significant impact on the weighted average lives and maturities, and may have a significant impact on the yield, of the Certificates. See "Yield, Prepayment and Maturity Considerations" herein.


     6. Delinquency and Historic Loss Information for Mortgage Loans. Investors in the Offered Certificates are urged to review the delinquency and realized loss information provided under "SERVICING OF THE MORTGAGE LOANS -- Delinquency Experience" herein for a better understanding of the delinquency history of the Mortgage Loans and the current and historic level of realized losses.

     7. Prepayment as a Result of Optional Termination. The Offered Certificates will be prepaid in the event that the optional termination rights relating to the Underlying Certificates are exercised (generally where the principal balance of the Underlying Certificates has been reduced to 10% or less of its original principal balance). Any such purchase would result in the prepayment of the Underlying Class E Certificates to the extent then outstanding and thus the prepayment of the Offered Certificates. As of the Information Date, the principal balance of the Underlying Certificates has been reduced to [__]% of its original principal balance and the combined principal balance of Class E and Class F of the Underlying Certificates is ___% of the original principal amount of the Underlying Certificates, of which ___% is represented by Class E and ___% is represented by Class F.


     8. Limited Access to Mortgage Loan Information. The Depositor's access to current information on the Mortgage Loans was limited to certain publicly available information, reports distributed to Underlying Certificateholders (including monthly Pool Profile Reports and the Quarterly Mortgage Loan Characteristics Summary) and certain other information provided to the Depositor by the Master Servicer and the Trustee concerning the Mortgage Loans. As a result, in some instances information which was deemed relevant to an investor in the Offered Certificates could not be updated.

     The following information relates to "Special Considerations" contained in the Underlying Prospectus and is intended to update certain statistical information contained in the Underlying Prospectus. Prospective investors are urged to read the information set forth below together with the information relating thereto in the Underlying Prospectus.

     1. Delinquent Mortgage Loans; Matured Performing Mortgage Loans. [__] Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $[_________], representing approximately [____]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, are Mortgage Loans that are delinquent as to their Balloon Payments as of the Information
Date, that have not yet been the subject of modification as a consequence thereof and on which the Borrowers continue to make Monthly Payments in accordance with their original terms ("Matured Performing Mortgage Loans").

     2. Borrower Default; Negative Amortization; Balloon Payments. [___] Mortgage Loans, representing approximately [____]% of the aggregate Scheduled Principal Balance of all of the Mortgage Loans as of the Information Date, provide for adjustment of the rate of interest which becomes due (rather than accrues) on each such Mortgage Loan on each Due Date (the "Payment Rate") on a date that is different from the date on which the related Mortgage Interest Rate (which is the rate at which interest accrues on such Mortgage Loan) adjusts.

     [___] Mortgage Loans representing approximately [____]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date are not fully amortizing over their terms to maturity and, thus, may have substantial principal balances at maturity.

     [__]  Mortgage  Loans,  [___]  Mortgage  Loans  and [___]  Mortgage  Loans,
representing approximately [____]%,[____]% and [____]%, respectively, of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, have Balloon Payments due in the years 1998, 1999 and 2000, respectively.

     3. Loans-to-Facilitate; Modified Mortgage Loans. Included in the Mortgage Pool are Mortgage Loans which were originated for the purpose of facilitating the sale of mortgaged properties acquired by a Depository Institution upon foreclosure or otherwise ("Loans-to-Facilitate"). The Loans-to-Facilitate are composed of (a) [___] Mortgage Loans, representing approximately [____]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, which are Seller-Originated Loans; and (b) [__] Mortgage Loans, representing approximately [____]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, which were originated by entities other than the Seller.

     Included in the Mortgage Pool are [___] Mortgage Loans, representing approximately [____]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, which the Seller believes to have been modified subsequent to their origination and prior to the closing date for the Underlying Transaction ("Previously Modified Mortgage Loans"). The Seller does not publicly provide information concerning the number of Mortgage Loans which have been modified since such closing date.

     4. Environmental Law Considerations. [___] Mortgage Loans, representing approximately [____]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, are secured by multifamily Mortgaged Properties located in Los Angeles County that were built before 1978, after which it is generally believed that lead-based paint was no longer used in such buildings.


     5. Geographic Concentration; Regional Considerations Affecting Mortgage Loans. [___] Mortgage Loans, [___] Mortgage Loans and [___] Mortgage Loans, representing approximately [____]%, [____]%, [____]% and [____]%, respectively, of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, are secured by Mortgaged Properties located in the States of California (especially Southern California), Texas, Florida and Virginia.

     For a  complete  discussion  of  the  risk  factors  with  respect  to  the
Underlying   Certificates,   see  "SPECIAL  CONSIDERATIONS"  in  the  Underlying
Prospectus, attached hereto as Annex A.

                         DESCRIPTION OF THE CERTIFICATES

The Trust Fund


     The Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), to be dated as of October 1, 1996, between the Depositor and the Trustee. The summary of provisions of the Trust Agreement contained herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreement.

     The Trust Fund created pursuant to the Trust Agreement will consist of the Underlying Class E Certificates and a special account (the "Certificate Account") to be established and maintained by the Trustee in the name of the Trust. As described in the Trust Agreement, the Certificate Account will be either (i) an account or accounts maintained with a federal or state depository institution or trust company or (ii) a segregated trust account or accounts. The Trustee is required to deposit each distribution received by the Trustee with respect to the Underlying Class E Certificates in the Certificate Account.


The Trustee

     State Street Bank and Trust Company will act as Trustee for the Trust Fund. The mailing address of the Trustee's Corporate Trust Office is 225 Franklin Street, Boston, MA 02110.

     As compensation for its services, the Trustee will be entitled to a trustee fee (the "Trustee Fee") payable on each Distribution Date at a per annum rate of 0.005% on the aggregate principal balance of the Certificates. The Trustee Fee will be paid solely from interest collected on the Underlying Class E Certificates and will be paid prior to distributions to Certificateholders. State Street Bank and Trust Company also will act as REMIC administrator for the Certificates (in such capacity, the "REMIC Administrator") and will perform certain ministerial, administrative and limited accounting duties relating to the Certificates on behalf of the Trustee. The REMIC Administrator also will perform certain tax reporting duties with respect to the Certificates. The Trustee will perform any public filing requirements of the Trust.

Book-Entry Certificates

     The Class E-1 Certificates will initially be issued in book-entry form (a "Book-Entry Certificate"). One certificate representing the Class E-1 Certificates will be registered in the name of a nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Depositor, the "Depository"), and beneficial interests will be held by investors through the book-entry facilities of the Depository. The Depositor has been informed by the Depository that its nominee will be Cede & Co. ("Cede"). Accordingly, Cede is expected to be the Holder of record of the Class E-1 Certificates. No person acquiring a Class E-1 Certificate (each a " Class E-1 Certificate Owner") will be entitled to receive a physical certificate representing such Certificate except under the limited circumstances described in the Trust Agreement. A beneficial owner will evidence its interest in a Class E-1 Certificate by appropriate entries on the books and records of one or more financial intermediaries (including a Depository participant). Distributions on Book-Entry Certificates will be effected by credits to accounts maintained on the books and records of such financial intermediaries for the benefit of the beneficial owners.

     DTC is a limited purpose trust company organized under the laws of the State of New York and is a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations (each, a "Participant") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including Lehman Brothers Inc. (the "Underwriter")), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Class E-1 Certificate Owners that are not Participants or Indirect Participants and that desire to purchase, sell or otherwise transfer ownership of, or other interests in, the Book-Entry Certificates may do so only through
Participants  and  Indirect  Participants.  In addition,  Class E-1  Certificate
Owners will receive all distributions of principal and interest on the Book-Entry Certificates through a Participant or an Indirect Participant. Under a book-entry format, Class E-1 Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded to Cede, as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Class E-1 Certificate Owners directly or through an Indirect Participant. It is anticipated that the only "Certificateholder" of a Book-Entry Certificate will be Cede, as nominee of DTC. Class E-1 Certificate Owners will not be recognized by the Trustee as Certificateholders, as such term is used in the Trust Agreement, and Class E-1 Certificate Owners will be permitted to exercise the rights of Book-Entry Certificateholders only indirectly through DTC and its Participants.

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC will be required to make book-entry transfers of Book-Entry Certificates among Participants and to receive and transmit distributions of principal of, and interest on, Book-Entry Certificates. Participants and Indirect Participants with which Class E-1 Certificate Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Class E-1 Certificate Owners. Accordingly, although Class E-1 Certificate Owners will not possess physical certificates, the Rules provide a mechanism by which Participants and Class E-1 Certificate Owners will receive payments and will be able to transfer their interests.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants, and on behalf of certain banks, the ability of a Class E-1 Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the absence of physical certificates for such Certificates.


     DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Trust Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry Certificates are credited. Additionally, DTC has advised the Depositor that it will take such action where the consent of specified percentages of the Certificates is required under the Trust Agreement only at the direction of and on behalf of Participants whose interests represent such specified percentages. DTC may take conflicting actions on behalf of other Participants.


     Neither the Depositor nor the Trustee will have any liability to any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Class E-1 Definitive Certificates

     The Book-Entry Certificates will be issued in fully registered, certificated form ("Definitive Certificates") to Class E-1 Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Certificates and the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either event described in the immediately preceding paragraph, the Trustee is required to notify DTC which in turn will notify all Class E-1 Certificate Owners through Participants of the availability of Definitive Certificates in exchange for Book-Entry Certificates. Upon surrender by Cede, as nominee of DTC, of the definitive certificates representing the Book-Entry Certificates and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Certificates as Definitive Certificates to Class E-1 Certificate Owners.

Denominations; Form

     The Class E-1 Certificates will be issued in book-entry form in original denominations of $100,000 and in integral multiples of $1,000 in excess thereof. One certificate of the Class E-1 Certificates may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Class E-1 Certificates. One certificate of the Class E-1 Certificates may be issued in certificated form to the extent that the aggregate principal balance of the Class E-1 Certificates does not equal a denomination accepted by the Depository.

     The Class E-2 Certificates will be issued in fully registered, certificated form in original denominations of $250,000 and in integral multiples of $1,000 in excess thereof. One certificate of the Class E-2 Certificates may be issued in a different principal amount to accommodate the remainder of the initial principal amount of the Class E-2 Certificates.



Restrictions on the Transfer of the Certificates


     Each purchaser of Class E-1 Certificates (including beneficial owners thereof) will be deemed to have represented to the Trustee (a) that it is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan (as defined in Section 3(32) of ERISA) subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA and the Code (collectively, a "Plan"), and is not acting on behalf of any such Plan or using the assets of any such Plan to acquire such Certificates; or (b) if it is an insurance company, that the purchase and holding of Class E-1 Certificates or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.

     The Class E-2 Certificates may only be transferred to a purchaser who certifies to the Trustee that such proposed purchaser or transferee (a) is either (i) not a Plan or any person acting on behalf of any such Plan or using the assets of any such Plan to acquire such certificates or (ii) is an insurance company and the purchase and holding of Class E-2 Certificates is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60; and (b) is (i) an institution that is an "accredited investor" as defined in paragraphs (1), (2), (3) and (7) of rule 501(a) under the Act (or any entity in which all of the equity owners come within such paragraphs), (ii) a Qualified Institutional Buyer, or (iii) is a person (other than any rating agency rating the Depositor's securities) involved in the organization or operation of the Depositor or an "affiliate", as defined in rule 405 under the Act.


     The Trust Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Any transferor or agent to whom the Trustee provides information as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

Priorities of Distributions

     Interest and Principal distributable to holders of the Certificates will be distributed according to the following priorities:

                    first, to the Class E-1 Certificates in an aggregate amount up to its Interest Accrual Amount (as defined below) with respect to such Distribution Date;

                    second, to the Class E-1 Certificates in an aggregate amount up to its previously unpaid Interest Shortfall Amount (as defined below);

                    third, to the Class E-2 Certificates in an aggregate amount up to its Interest Accrual Amount with respect to such Distribution Date;

                    fourth, to the Class E-2 Certificates in an aggregate amount up to its previously Tunpaid Interest Shortfall Amount;


                    fifth, to the Class E-1 Certificates, until the Certificate Principal Amount thereof has been reduced to zero, up to the amount of principal distributed on the Underlying Class E Certificates that is not attributable to Excess Interest;

                    sixth, to the Class E-2 Certificates, until the Certificate Principal Amount thereof has been reduced to zero, up to the amount of principal distributed on the Underlying Class E Certificates that is not attributable to Excess Interest, less the amount distributed on such Distribution Date under fifth above;

                    seventh, to each Class of Offered Certificates in reduction of their principal balances, pro rata, based on their respective Certificate Principal Amounts after taking into account distributions under fifth and sixth above, in an aggregate amount up to the amount of Excess Interest distributed on the Underlying Class E Certificates with respect to such Distribution Date; and


                    eighth, to the Class R Certificate.


     As described above, the "Interest Shortfall Amount" with respect to any Class is the aggregate amount of interest that was distributable to such Class on all preceding Distribution Dates less the aggregate amount thereof actually distributed to such Class on all prior Distribution Dates, plus interest accrued thereon at the applicable Certificate Interest Rate, compounded monthly as of the end of each Certificate Interest Accrual Period, to the end of the Certificate Interest Accrual Period preceding the Distribution Date when paid.


Interest on the Certificates


     Interest accrued during the calendar month preceding each Distribution Date on the Offered Certificates (each, a "Certificate Interest Accrual Period" and such amount, the "Interest Accrual Amount") will be distributed on each Distribution Date as described herein. Interest will accrue on the Offered
Certificates during the same period as on the Underlying Class E Certificates. Interest will accrue on the Offered Certificates with respect to each Distribution Date on its outstanding certificate principal amount immediately prior to such Distribution Date at the rate per annum (the "Certificate Interest Rate") for each such Class of Offered Certificates of 7.995% and will be allocated sequentially to the Class E-1 Certificates and the Class E-2 Certificates, in that order, in accordance with the payment priorities set forth in "Description of the Certificates -- Priorities of Distribution" herein.
Distributions of interest to the holders of the Offered Certificates ("Certificateholders") will be reduced by the amount of Deferred Interest allocated to the Underlying Class E Certificates, and such Deferred Interest will be allocated sequentially to the Class E-2 Certificates and then to the Class E-1 Certificates. The amount of any Deferred Interest allocated to a class of the Offered Certificates will be added to the Certificate Principal Amount thereof. "Deferred Interest" means, with respect to any Mortgage Loan, the excess of (x) interest accrued on such Mortgage Loan at the annual rate at which interest accrues on the principal balance of such Mortgage Loan (the "Mortgage Interest Rate") over (y) accrued interest due on such Mortgage Loan at the rate at which interest is paid on such Mortgage Loan (the "Payment Rate"). Interest on the Offered Certificates will be calculated on the basis of a 360-day year consisting of twelve thirty-day months. No interest will accrue on the Class R Certificate.

     Interest will accrue on the Class E-1 Certificates and the Class E-2 Certificates beginning October 1, 1996 and be paid on each Distribution Date commencing November 25, 1996.


Principal on the Certificates


     The amount of principal distributed on the Offered Certificates on each Distribution Date will equal the amount of principal distributed on the Underlying Class E Certificates on each Distribution Date. Principal distributed on the Underlying Class E Certificates (other than with respect to principal distributions which are paid to the Underlying Class E Certificates from interest accrued on the Mortgage Loans due to the accrual of interest on the Mortgage Loans, net of servicing and trustee fees, in excess of interest accrued on the Underlying Certificates (such amounts, "Excess Interest")) on each Distribution Date will be applied first to pay principal on the Class E-1 Certificates, until such principal amount has been paid in full, and then to pay principal on the Class E-2 Certificates, until such Class E-2 Certificates have been paid in full. Principal distributed on the Underlying Class E Certificates resulting from Excess Interest on any such Distribution Date will be applied to pay principal on the Class E-1 Certificates and the Class E-2 Certificates on each Distribution Date, pro rata, determined after all other distribution of principal on such Distribution Date. Distributions of Excess Interest are made on the Underlying Certificates only from available funds remaining after making all other required distributions on the Underlying Certificates (including the class subordinate to the Underlying Class E Certificates) and making any required deposit in the Reserve Fund to restore it to the Liquidity Amount or, subject to certain limitations, to reimburse it for previous Basic Risk Reserve Fund Draw Amounts. At any such time as the Certificate Principal Amounts of the Class E-1 Certificates and the Class E-2 Certificates is equal to zero, payments of principal made with respect to the Underlying Class E Certificates will be distributed to the Class R Certificate.

Reports to Certificateholders

     On each Distribution Date the Trustee shall forward a statement by mail to each holder of a Certificate and to each Rating Agency, setting forth among other things: (i) the amount of any distribution to the Holders of the Certificates of each Class to be applied to reduce the Certificate Principal Amount thereof, separately identifying any reduction thereof on account of Excess Interest; (ii) the amount of any distribution to the Holders of the Certificates of each Class allocable to accrued interest; (iii) the amount of the Trustee Fee to be paid to the Trustee on such Distribution Date; (iv) the aggregate Certificate Principal Amount of each Class of Certificates after giving effect to the Distribution to be made on such Distribution Date, separately identifying any reduction thereof on account of Realized Losses, and any increase thereof on account of Deferred Interest; (v) the Realized Loss, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date; (vi) the amount of Deferred Interest, if any, allocated to each Class of Certificates, after giving effect to the distribution made on such Distribution Date; and (vii) the Interest Shortfall Amount, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date. In the case of information furnished pursuant to clauses (i), (ii) and (iii) above, the amounts shall be expressed, with respect to any Certificate, as a dollar amount per $1,000 denomination. In addition, the Trustee shall forward or cause to be forwarded by mail to each Certificateholder a copy of the periodic statements issued by the Underlying Trustee with respect to the Underlying Certificates.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and furnish to each entity who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (i) through (iii) above, aggregated for such calendar year thereof during which such entity was a Holder of the Certificates. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.


Optional Termination


     With respect to the Underlying Class E Certificates, on or after any Distribution Date on which the principal balance of the Underlying Certificates is less than 10% of the respective initial principal balances of such Underlying Certificates, the Master Servicer, the Special Servicer (if it is then servicing all of the Mortgage Loans remaining in the Underlying Trust Fund), the owner of the Reserve Fund or of the Underlying Class R Certificate will have the option to purchase, in whole, the assets of the Underlying Trust Fund. Any such purchase would result in the prepayment of the Underlying Class E Certificates and thus the prepayment of the Certificates. No separate provisions have been made for the optional termination of the Certificates.


     For a detailed description of the Underlying Certificates, see "DESCRIPTION OF THE CERTIFICATES" in the Underlying Prospectus, attached hereto as Annex A.

                                 USE OF PROCEEDS


     The net proceeds from the sale of the Offered Certificates will be applied by the Depositor towards the purchase price of the Underlying Class E
Certificates and the payment of expenses incurred in connection with the issuance and underwriting of the Offered Certificates. The Underlying Class E Certificates will have been acquired by the Depositor in privately negotiated transactions.


                        DESCRIPTION OF THE MORTGAGE LOANS

THE FOLLOWING INFORMATION CONCERNING THE MORTGAGE LOANS WAS INCLUDED IN THE UNDERLYING PROSPECTUS BUT HAS BEEN UPDATED TO THE BEST OF THE DEPOSITOR'S ABILITY BASED UPON PUBLICLY AVAILABLE INFORMATION, REPORTS DELIVERED TO HOLDERS OF THE UNDERLYING CERTIFICATES AND THE MONTHLY PORTFOLIO PERFORMANCE REPORTS AS WELL AS DATA TAPES PROVIDED TO THE DEPOSITOR BY THE TRUSTEE AND THE MASTER SERVICER.

     Prospective investors should read this section together with "DESCRIPTION OF THE MORTGAGE LOANS" in the Underlying Prospectus. Information contained herein supplements the description of the Mortgage Loans in the Underlying Prospectus.


     Information regarding the Mortgage Loans included herein is as of the Information Date (September 1, 1996), the most recent date as of which information was available as of the date hereof. The Underlying Class E Certificates will be transferred to the Trust Fund as of the Cut-off Date (October 1, 1996), one month later, and accordingly the Scheduled Principal Balances and other characteristics of the Mortgage Loans underlying the Underlying Class E-Certificates are expected to differ from the information set forth herein.

General

     The Mortgage Loans are adjustable and fixed rate, amortizing and Balloon Payment mortgage loans. Based on information contained in the Underlying Prospectus, substantially all of the Mortgage Loans are not insured or guaranteed by the United States, any governmental agency or any private mortgage insurer.

     Each Mortgage Loan is evidenced by a Note and is secured primarily by a first lien on (or: (i) in the case of [ ] Mortgage Loans having an aggregate Scheduled Principal Balance of $[ ], representing [ ]% of the Mortgage Pool by
Scheduled Principal Balance as of the Information Date, by second liens on Mortgaged Properties with respect to which the related first liens are not included in the Mortgage Pool; (ii) in the case of [ ] Mortgage Loans having an aggregate Scheduled Principal Balance of $[ ], representing [ ]% of the Mortgage Pool by Scheduled Principal Balance as of the Information Date, by third liens on Mortgaged Properties with respect to which the related first and second liens are not included in the Mortgage Pool; and (iii) in the case of [ ] Mortgage Loans having an aggregate Scheduled Principal Balance of $[ ], representing [ ]% of the Mortgage Pool by Scheduled Principal Balance as of the Information Date, by liens on Mortgaged Properties for which the lien position is unknown), or is an Installment Contract for the sale of, a Mortgaged Property located in one of approximately [ ] states and the District of Columbia.

     [ ] Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $[ ], representing [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, will have a payment which is more than 60 days past due and will therefore be considered Specially Serviced Mortgage Loans.

     [ ] Mortgage Loans having an aggregate Scheduled Principal Balance of approximately $[ ], representing [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, are Matured Performing Mortgage Loans. Such Mortgage Loans will be Specially Serviced Mortgage Loans as of the Closing Date.

     [ ] Mortgage Loans, having a Scheduled Principal Balance of approximately $[ ], representing [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, are "wraparound" mortgage loans.

     The adjustable rate Mortgage Loans bear interest at a per annum rate which is adjusted periodically to equal the index ("Index") plus or minus, in most cases, a fixed percentage set forth in the related Note (the "Margin"), the sum of which may be subject to a rounding convention provided for in the related Note, subject, however, to certain limitations described below. The respective Index on which each such adjustment will be based, and the intervals between the dates of such adjustments (each such date, an "Adjustment Date"; the first Adjustment Date with respect to each adjustable rate Mortgage Loan is hereinafter referred to as the "First Adjustment Date") are described in Exhibits A, B, C, D and E hereto.

     [ ] of the Group 1 Mortgage Loans, [ ] of the Group 2 Mortgage Loans, [ ] of the Group 3 Mortgage Loans and [ ] of the Group 4 Mortgage Loans, collectively representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date, bear interest as of the Information Date at rates lower than their Floor Interest Rates.

The Mortgage Pool

     The Mortgage Pool will consist of approximately [ ] Mortgage Loans, which had an approximate aggregate original principal balance of $[ ] and had an approximate aggregate Scheduled Principal Balance as of the Information Date of $[ ]. Of these Mortgage Loans:

          (i) [ ] Mortgage Loans are Group 1 Mortgage Loans with an approximate aggregate original principal balance of $[ ] and an approximate aggregate Scheduled Principal Balance as of the Information Date of $[ ], representing approximately [ ]% of the aggregate Scheduled Principal
     Balance of the Mortgage Loans; the Group 1 Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group 2 Mortgage Loans or no Floor Interest Rates; the Group 1 Mortgage Loans consist of adjustable rate Mortgage Loans secured by multifamily residential properties;

          (ii) [ ] Mortgage Loans are Group 2 Mortgage Loans with an approximate aggregate original principal balance of $[ ] and an approximate aggregate Scheduled Principal Balance as of the Information Date of $[ ], representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date; a portion of the Group 2 Mortgage Loans have fixed interest rates (or, in limited cases, are subject to increases or decreases by fixed amounts based on predetermined schedules) for the remaining terms of the loans and the remaining portion of the Group 2 Mortgage Loans have adjustable interest rates subject to Floor Interest Rates of at least 8.375% per annum; the Group 2 Mortgage Loans are secured by multifamily residential properties;

          (iii) [ ] Mortgage Loans are Group 3 Mortgage Loans with an approximate aggregate original principal balance of $[ ] and an approximate aggregate Scheduled Principal Balance as of the Information Off Date of $[ ], representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date; the Group 3 Mortgage Loans are generally subject to lower Floor Interest Rates than the adjustable rate Group 4 Mortgage Loans or no Floor Interest Rates; and

          (iv) [ ] Mortgage Loans are Group 4 Mortgage Loans with an approximate aggregate original principal balance of $[ ] and an approximate aggregate Scheduled Principal Balance as of the Information Date of $[ ], representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date; a portion of the Group 4 Mortgage Loans have fixed interest rates (or, in limited cases, are subject to increases or decreases by fixed amounts based on predetermined schedules) for the remaining terms of the loans and the remaining portion of the Group 4 Mortgage Loans have adjustable interest rates subject to Floor Interest Rates of at least 8.375% per annum.

     In addition, the Mortgage Pool will contain [ ] additional Mortgage Loans (each, an "Excess Cash Flow Mortgage Loan") with approximate Scheduled Principal Balances as of the Information Date of $[ ] and $[ ], respectively.

     Exhibit E hereto sets forth certain information with respect to the Mortgage Pool as a whole.

     Exhibit F hereto sets forth certain information with respect to Mortgage Loans secured by properties located in Southern California.

     Exhibits H and I hereto set forth certain characteristics of the 50 largest Mortgage Loans included in Mortgage Loan Groups 1 and 2 and Mortgage Loan Groups 3 and 4, respectively.

Group 1 Mortgage Loans

     With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 1 Mortgage Loans, the maximum principal balance which is permitted under the Note as a result of negative amortization (the "Maximum Negative Amortization Amount") is generally not permitted to exceed a specified maximum amount of 125% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 1 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, no negative amortization is permitted.

     All of the [ ] Mortgage Loans in Mortgage Loan Group 1 that had a debt service coverage ratio known to be at or below 1.0, representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     [ ] of the Group 1 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, are Matured Performing Mortgage Loans.

     [ ] of the Group 1 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of the Information Date.

     [ ] of the Group 1 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, are secured by Mortgaged Properties located in the Counties of Contra Costa, Los Angeles, Orange, San Bernadino, San Diego, San Francisco or Santa Clara in the State of California.

     In addition, [ ] of the Group 1 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, is a Seller-Originated Loan. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date. [ ] of the Group 1 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Information Date, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 1 Mortgage Loans as of the Information Date is set forth in Exhibit A hereto.

Group 2 Mortgage Loans

     With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 2 Mortgage Loans, the Maximum Negative Amortization Amount is not generally permitted to exceed a specified maximum amount of 125% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 2 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date, no negative amortization is permitted.

     All of the [ ] Mortgage Loans in Mortgage Loan Group 2 that have a debt service coverage ratio known to be at or below 1.0, representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     [ ] of the Group 2 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of the Information Date.

     [ ] of the Group 2 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date, are Matured Performing Mortgage Loans.

     [ ] of the Group 2 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date, are secured by Mortgaged Properties located in the Counties of Los Angeles, Orange, San Diego or Solano in the State of California.

     In addition, [ ] of the Group 2 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 2
Mortgage Loans as of the Information Date, are Seller-Originated Loans. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date. [ ] of the Group 2 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Information Date, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 2 Mortgage Loans as of the Information Date is set forth in Exhibit B hereto.

Group 3 Mortgage Loans

     With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 3 Mortgage Loans, the Maximum Negative Amortization Amount is generally not permitted to exceed a specified maximum amount of 125% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 3 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, no negative amortization is permitted.

     All of the [ ] Mortgage Loans in Mortgage Loan Group 3 that have a debt service coverage ratio known to be at or below 1.0, representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     [ ] of the Group 3 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, are secured in whole or in part by leasehold mortgages.

     [ ] of the Group 3 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of the Information Date.

     [ ] of the Group 3 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, are Matured Performing Mortgage Loans.

     [ ] of the Group 3 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, are secured by Mortgaged Properties located in the Counties of Los Angeles, Orange, San Bernadino or San Diego in the State of California.

     In addition, none of the Group 3 Mortgage Loans are Seller-Originated Loans. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date. [ ] of the Group 3 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the Information Date, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 3 Mortgage Loans as of the Information Date is set forth in Exhibit C hereto.

Group 4 Mortgage Loans

     With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 4 Mortgage Loans, the Maximum Negative Amortization Amount is not generally permitted to exceed a specified maximum amount of 125% of the principal amount of the Mortgage Loan on the date of origination. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance as of the Information Date of the Group 4 Mortgage Loans, no Maximum Negative Amortization Amount is specified. With respect to approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, no negative amortization is permitted.

     All of the [ ] Mortgage Loans in Mortgage Loan Group 4 that have a debt service coverage ratio known to be at or below 1.0, representing approximately [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, nevertheless met the representation of the Seller that, as of the Underlying Cut-Off Date, all Monthly Payments due on or before June 1, 1994 had been made. For further information regarding the debt service coverage ratios of the Mortgage Loans, including information regarding Mortgage Loans as to which such ratios were not calculated and a discussion of the levels of net operating income used to determine the debt service coverage ratio, see Exhibit G hereto.

     [ ] of the Group 4 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, are secured in whole or in part by leasehold mortgages.

     [ ] of the Group 4 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, will be Specially Serviced Mortgage Loans because the monthly payments with respect to such Mortgage Loans are more than 60 days past due as of the Information Date.

     [ ] of the Group 4 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, are Matured Performing Mortgage Loans.

     [ ] of the Group 4 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, are secured by Mortgaged Properties located in the Counties of Alameda, Los Angeles or Santa Clara in the State of California.

     In addition, [ ] of the Group 4 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4
Mortgage Loans as of the Information Date, are Seller-Originated Loans. Loans-to-Facilitate other than Seller-Originated Loans represent approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date. [ ] of the Group 4 Mortgage Loans, representing approximately $[ ] or [ ]% of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the Information Date, are Previously Modified Mortgage Loans.

     A description of certain additional characteristics of the Group 4 Mortgage Loans as of the Information Date is set forth in Exhibit D hereto.

     For further information regarding the Mortgage Loans, including credit, appraisal and underwriting policies, see "DESCRIPTION OF THE MORTGAGE LOANS" in the Underlying Prospectus, attached hereto as Annex A.

                         SERVICING OF THE MORTGAGE LOANS

THE FOLLOWING INFORMATION CONCERNING THE MASTER SERVICER AND THE SPECIAL SERVICER WAS OBTAINED FROM PUBLICLY AVAILABLE INFORMATION PUBLISHED BY THE MASTER SERVICER AND THE SPECIAL SERVICER. THE DEPOSITOR HAS NOT INDEPENDENTLY CONFIRMED, AND MAKES NO REPRESENTATION THAT THE INFORMATION PUBLISHED BY THE MASTER SERVICER AND THE SPECIAL SERVICER IS ACCURATE OR COMPLETE. THE FOLLOWING IS INTENDED TO UPDATE INFORMATION ABOUT THE MASTER SERVICER AND THE SPECIAL SERVICER FOUND IN THE UNDERLYING PROSPECTUS.

The Master Servicer

     Midland Loan Services, L.P. (the "Servicer" or "Midland") was organized under the laws of Missouri in 1992 as a limited partnership. Midland is a real estate financial services company which provides loan servicing and asset management for large pools of commercial and multifamily real estate assets and originates commercial real estate loans. Midland's address is 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105.

     Midland's general partner, Midland Data Systems, Inc., a Missouri corporation, was established in 1990 for the purpose of providing systems development, data processing and commercial loan servicing primarily to the Resolution Trust Corporation. As of October 31, 1995, Midland had 350 employees. The company's loan operations are centralized in Kansas City, Missouri. A business development and marketing office is maintained in Washington, D.C.

     As of December 31, 1995, Midland and its affiliates were responsible for servicing approximately 11,460 commercial and multifamily loans with an aggregate principal balance of approximately $9.0 billion, the collateral for which is located in 50 states. With respect to such loans, approximately 9,920 loans with an aggregate principal balance of approximately $5.9 billion pertain to commercial and multifamily mortgage-backed securities. Property type concentrations within the portfolio include multifamily, office, retail, and other types of income producing properties.


     Midland has been approved as a master and special servicer for investment grade commercial and multifamily mortgage-backed securities rated by Fitch Investors Service, L.P. ("Fitch") and S&P. Midland is ranked "Above Average" as a commercial loan servicer and asset manager by S&P. Midland is ranked "Acceptable" as a master servicer and "Above Average" as a special servicer by Fitch. S&P rates commercial loan servicers and special servicers in one of five rating categories, Strong, Above Average, Average, Below Average and Weak. Fitch rates special servicers in one of five categories: Superior, Above Average, Average, Below Average and Unacceptable. Fitch rates master servicers as Acceptable or Unacceptable. Such ratings are subject to change and there is no assurance that Midland will maintain its current ratings.


     A substantial percentage of the commercial and multifamily loans included in the portfolio of Midland and its affiliates are serviced on behalf of the Resolution Trust Corporation acting as conservator or receiver for various depository institutions and on behalf of various trust funds with respect to mortgage-backed securities transactions that involved mortgage loans acquired from the Resolution Trust Corporation acting in such capacity. Midland also provides commercial loan servicing for newly-originated loans and loans acquired in the secondary market on behalf of issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors. Recent servicing assignments with respect to mortgage-backed securities transactions include servicing as master servicer for the Resolution Trust Corporation Commercial Pass-Through Certificates Series 1995-C1, 1994-C2 and 1994-C1 transactions, and for the CS First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 1995-AEWI transaction, and as servicer for the PS CMO Trust 94-C1 Commercial Mortgage Pay-Through Bonds Series 1994-C1 transaction, the JDN REMIC Trust Commercial Mortgage Pass-Through Certificates
transaction, the Nomura Asset Securities Corporation Commercial Pass-Through Certificates Series 1994-C3 transaction, the Structured Asset Securities Corporation Multiclass Pass-Through Certificates Series 1995-C1 transaction, the Prudential Securities Secured Financing Corporation Commercial Mortgage Pass-Through Certificates Series 1995-C1 transaction, and the Asset Securitization Corporation Commercial Mortgage Pass-Through Certificates Series 1995-D1 transaction.

The Special Servicer

     Banc One Corporation is a bank holding company with bank subsidiaries in several states, as well as non-bank subsidiaries engaged in mortgage banking, finance, leasing and other related businesses. Banc One Corporation's bank and non-bank subsidiaries engage in lending and related activities in a substantial part of the United States. Banc One or its affiliates own and are in the business of acquiring assets similar in type to the assets of the Underlying Trust Fund. To the extent that assets owned, managed and/or serviced by Banc One or its affiliates are of a type similar to the assets held by the Underlying Trust Fund, such assets might, depending upon the particular circumstances (including, for example, the location of such assets), compete with the Mortgaged Properties for tenants, purchasers, financing and the like.

     Banc One is engaged in asset management, lending, servicing, liquidation, collection, asset valuation and consulting and related activities with nonaffiliated companies and governmental entities, including the Federal Deposit Insurance Corporation and Resolution Trust Corporation. Banc One or its subsidiaries have operating offices in Dallas, Texas and Manchester, New
Hampshire; and have managed and serviced assets in all fifty states, the District of Columbia and Puerto Rico.

     As of September 30, 1995, Banc One was responsible for managing and servicing a portfolio of approximately 8,599 assets, consisting of loans, foreclosed real estate assets and other assets with a total balance in excess of $4.4 billion. Loan concentrations within such portfolio included commercial office buildings, retail centers, industrial, and multifamily projects. Foreclosed real estate assets under management exceeded $42.9 million, with significant concentrations in land, office buildings and retail centers.
Approximately $3.2 billion of Banc One's assets under management were administered under contracts that may be characterized as master, primary or general servicing contracts (approximately $200 million of which Banc One is servicing in multiple capacities), with the remaining $1.2 billion under contracts which may be characterized as special servicing contracts. Banc One has provided servicing in some capacity under 16 commercial mortgage backed securities transactions.

Delinquency Experience

     Generally, when a mortgagor fails to make a required payment on a mortgage loan and does not cure the deficiency promptly, the loan is classified as delinquent. In many cases, delinquencies are cured promptly, but if not, foreclosure proceedings are generally commenced. The procedural steps necessary for foreclosure vary from state to state, but generally, if the loan is not reinstated within certain periods specified by the relevant mortgage loan documents, the property securing the loan can be acquired by the lender. If a mortgagee takes title to the mortgaged property through foreclosure but the mortgaged property has a value lower than the outstanding amount of the debt, the law in certain states permits such mortgagee to obtain a deficiency judgment in the amount of the difference. The laws of certain other states restrict or prohibit such deficiency judgments.

     As of the Information Date, realized losses on the Mortgage Loans have totalled $[ ], which represents [ ]% of the original aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Underlying Closing Date. The following table summarizes the foreclosure and delinquency experience of the Mortgage Loans since the Underlying Cut-Off Date.

                                                                  As of August 1,
                                                                  ---------------
                                                               1995           1996
                                                               ----           ----
                                                          (Dollar Amounts in Thousands)

Total Principal Balance (End of Period)...................      $               $
Total Number of Mortgage Loans............................

Delinquencies and Foreclosures
Period of Delinquency:  30-59 days
     Principal Balance....................................      $               $
     Number of Mortgage Loans.............................
     Percent Delinquent by Number of Mortgage Loans                     %                %

Period of Delinquency:  60-89 Days
     Principal Balance....................................      $               $
     Number of Mortgage Loans.............................
     Percent Delinquent by Number of Mortgage Loans                     %                %

Period of Delinquency:  90 Days or More
     Principal Balance....................................      $               $
     Number of Mortgage Loans.............................
     Percent Delinquent by Number of Mortgage Loans.......              %                %

In Foreclosure
     Principal Balance....................................      $               $
     Number of Mortgage Loans.............................
     Percent in Foreclosure by Number of Mortgage Loans                 %                %

Total Delinquent or in Foreclosure
     Principal Balance....................................      $               $
     Number of Mortgage Loans.............................
     Percent Delinquent or in Foreclosure by Number of
         Mortgage Loans                                                 %                %

    For further discussion of the servicing of the Mortgage Loans, see "SERVICING OF THE MORTGAGE LOANS" in the Underlying Prospectus, attached hereto as Annex A.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

    Prospective investors should read this section together with "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" in the Underlying Prospectus.

General


     The  yield to  maturity  on the Class  E-1  Certificates  and the Class E-2
Certificates will depend upon the price paid by the Certificateholder, the Certificate Interest Rate and the rate and timing of the repayment of principal in respect of such Certificates. The rate and timing of the repayment of principal of the Certificates will be affected both by the rate of principal payments on the Underlying Class E Certificates and the source of the principal so distributed. Principal distributions on the Underlying Class E Certificates are made both from (x) principal receipts with respect to the Mortgage Loans (including amounts drawn on the Reserve Fund with respect thereto) which are allocated to the Underlying Class E Certificates and (y) Excess Interest distributed as principal on the Underlying Class E Certificates. Principal distributions on the Underlying Class E Certificates which are attributable to principal received with respect to the Mortgage Loans will be allocated first to the Class E-1 Certificates until the Certificate Principal Amount thereof has been reduced to zero, and thereafter to the Class E-2 Certificates. In contrast, principal distributions on the Underlying Class E Certificates attributable to Excess Interest will be allocated pro rata between the Class E-1 Certificates and the Class E-2 Certificates. See "Description of Certificates" herein.


    Distributions of principal attributable to principal receipts with respect to the Mortgage Loans will be made to the Underlying Class E Certificates only after distributions to more senior classes of the Underlying Certificates have reduced the Certificate Principal Amounts thereof to zero. Accordingly, there will initially not be any such principal distributions on the Certificates, and distributions of principal on the Certificates will initially be attributable solely to Excess Interest and will therefore be allocated pro rata between the Class E-1 and Class E-2 Certificates.

Impact of Prepayments and Extensions of Receipt of Mortgage Loan Principal

    Principal receipts with respect to the Mortgage Loans may vary from the dates on which principal (including Balloon Payments) is scheduled to be due either (x) due to prepayments (including voluntary full or partial prepayments by borrowers and prepayments resulting from modifications, defaults, or liquidations or repurchases due to certain breaches of the Seller's representations and warranties) or (y) due to extensions because of delinquencies, including in particular delinquencies with respect to Balloon Payments. Pursuant to the terms of the Underlying Certificates, principal distributions may be made on the Underlying Certificates with respect to any Mortgage Loan, from funds drawn on the Reserve Fund, prior to final liquidation of or other payments on such Mortgage Loan in connection with defaults or modifications of such Mortgage Loan. In particular, such principal distributions are required to be made (and may result in earlier return of principal than would have been the case were they not required) (x) upon foreclosure or other acquisition of the related Mortgaged Property to the extent the appraised value thereof at such time is less than the last principal balance of the Mortgage Loan and (y) upon modification to the extent the discounted present value of remaining cash flows as modified, net of applicable servicing fees (including special servicing fees), is less than the unmodified principal balance of such Mortgage Loan. In contrast, the Seller is required to repurchase Mortgage Loans for breaches of representations and warranties only in very limited circumstances, and is instead required only to cover any loss on a Mortgage Loan with respect to which there is such a breach, payable upon realization of such loss. Accordingly, breaches of representations and warranties are unlikely to significantly accelerate receipt of principal on the Underlying Certificates. Furthermore, while advances of delinquent payments are generally required for scheduled payments other than Balloon Payments, advances of full Balloon Payments are not required, and accordingly delinquent Balloon Payments may extend the weighted average lives of the Certificates. For a full understanding of the terms of the Underlying Class E Certificates, potential investors should thoroughly review the Underlying Prospectus attached hereto as Exhibit A.

    Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans (and in particular Mortgage Loans with fixed Mortgage Interest
Rates or with minimum adjustable Mortgage Interest Rates that are higher than prevailing interest rates), the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Interest Rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include the availability of credit for mortgage refinancing, changes in tax laws (including depreciation benefits), changes in Borrowers' net equity in the Mortgaged Properties, servicing decisions, prevailing general economic conditions and the relative economic vitality of the areas in which the Mortgaged Properties are located, the terms of the Mortgage Loans (for example, the existence of prepayment premiums or due-on-sale and due-on-encumbrance clauses), the quality of management of the Mortgaged Properties and the availability of other opportunities for investment.

    Some of the Mortgage Loans may be prepaid at any time without premium or penalty, or provide for small prepayment premiums or penalties which are not expected to be an effective deterrent to prepayment. Some of the Mortgage Loans, however, may continue to have prepayment premiums or penalties which act as a deterrent to prepayment. The ability of Borrowers to make scheduled Balloon Payments will be affected by many the of the foregoing factors and, in particular, the Borrower's ability to refinance or to sell the related Mortgaged Property and thereby generate sufficient funds to pay all amounts due under the Mortgage Loan. Such ability may be influenced by, in particular, the value of the Mortgaged Property at that time and the net income received with respect thereto, general market conditions, and the availability and terms (including in particular available interest rates) of financing.

Impact of Excess Interest

     The rate of return of principal on the Certificates, and accordingly the weighted average life and yield thereof, may be significantly affected by the amount of principal distributions on the Underlying Class E Certificates attributable to Excess Interest. Pursuant to the terms of the Underlying Certificates, principal is distributed on Underlying Certificates both from principal received with respect to the Mortgage Loans and from Excess Interest (generally, the difference between interest accrued on the Mortgage Loans, net of servicing and trustee fees, and interest accrued on the Underlying Certificates). Excess Interest distributable to holders of Underlying Certificates is payable only from available funds remaining after distribution of all other amounts due to holders of Underlying Certificates (including Class F Certificates) and after deposit into the Reserve Fund of amounts required to be deposited therein (including amounts required to restore the Reserve Fund to the Liquidity Amount and reimbursements of certain prior draws related to Basis Risk Reserve Fund Draw Amounts), and therefore is reduced by any delinquencies or losses not covered by the Reserve Fund or overcollateralization. While principal received with respect to the Mortgage Loans is generally applied first to classes of the Underlying Certificates that are senior to the Underlying Class E Certificates and are therefore not applied to payment of principal of the Underlying Class E Certificates until the Certificate Principal Amount of all senior classes of Underlying Certificates has been reduced to zero, Excess Interest is required to be distributed (after payment in full of all other amounts due to Certificateholders) in the following ratios to classes of the Underlying Certificates: Class D 20%, Class E 50% and Class F 30%, and after the principal balance for any such class has been reduced to zero, the amount which would have been distributed thereto is distributed to Class C, then Class D, then Class E, Class F and then to more senior classes of the Underlying Certificates. Accordingly, 50% (or more, in circumstances described in the preceding sentence) of Excess Interest that is distributed is required to be applied to the Underlying Class E Certificates as distributions of principal, and will be applied to the Class E-1 and Class E-2 Certificates pro rata.

      The amount of Excess Interest is generally higher to the extent (i) the difference between the Net Mortgage Interest Rate and the weighted average pass-through rate of the Underlying Certificates is higher, (ii) the total Mortgage Loan balance to which such difference is applied remains higher, and
(iii) the amount of overcollateralization increases due to previous applications of Excess Interest to reduce principal. Over time, the reduction in the aggregate Scheduled Principal Balance of Mortgage Loans will tend to reduce Excess Interest (though increases thereof due to negative amortization may increase Excess Interest), while increased overcollateralization due to prior applications of Excess Interest to principal will tend to increase Excess Interest (all interest then due on such excess Mortgage Loan Scheduled Principal Balance, net of servicing and trustee fees, being included in Excess Interest). Because interest rates on Mortgage Loans which bear adjustable interest rates may adjust less frequently than interest rates on adjustable rate Underlying Certificates (which adjust monthly) or by smaller amounts (due to periodic or lifetime caps on Mortgage Loans), Excess Interest will tend to be reduced in rising interest rate environments where interest rates on the adjustable rate Underlying Certificates increase more rapidly than interest rates on the adjustable rate Mortgage Loans. In addition, because interest on adjustable rate Mortgage Loans is generally determined based on indexes other than those used for the adjustable rate Underlying Certificates (which are based on one-month LIBOR), Excess Interest will tend to be greater in cases where indexes on which interest rates for the adjustable rate Mortgage Loans are determined increase less, or decrease more, than one-month LIBOR.


     Excess Interest distributed on the Underlying Certificates on September 25, 1996 was $_______. As of the Information Date, the difference between the weighted average Net Mortgage Interest Rate (____% per annum) and the weighted average pass-through rate of the Underlying Certificates was _____% per annum, and the difference between the aggregate Scheduled Principal Balance of the Mortgage Loans and the aggregate Certificate Principal Amount of the Underlying Certificates (after reduction for distributions of principal to be made on September 25, 1996) was $____. If the amount of Excess Interest were to remain at such levels, and prepayment rates were to remain at the average prepayment rate at which the Mortgage Loans have prepaid since the closing date for the Underlying Transaction, absent credit losses which are not covered by the Reserve Fund, the principal of a substantial portion of the Offered Certificates would be paid from distributions of Excess Interest.


Weighted Average Life of the Offered Certificates

    Prepayments on mortgage loans are commonly measured by a prepayment standard or model. The model used in this Prospectus in the tables below (the "Prepayment Model" or "CPR") represents an assumed constant rate of prepayments each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Mortgage Pool.

    The tables of percentages of initial Certificate Principal Amount outstanding set forth on pages [ ] through [ ] (the "Declining Balance Tables"), the tables set forth on pages [ ] through [ ] (the "Price/Yield Tables") and the tables set forth on pages [ ] through [ ] (the "Loss/Yield Tables") have been prepared on the basis of the "Mortgage Loan Assumptions," which are the assumptions set forth in the following two paragraphs.


     All such tables were based on actual Mortgage Loans, calculated on a Mortgage Loan-by-Mortgage Loan basis, based on their Scheduled Principal Balances and other characteristics as of the Information Date (September 1, 1996). The following assumptions as to behavior of the Mortgage Loans and the Underlying Certificates following the Information Date includes assumptions as to the behavior thereof for one month prior to the Cut-Off Date, and accordingly different prepayment and other assumptions will result in different initial principal balances of Certificates as of the Cut-Off Date. Percentages shown in the tables reflect percentages of the Certificate Principal Amounts of the Offered Certificates that would exist as of the Cut-Off Date of October 1, 1996 based on application of the relevant assumptions to the month of [September 1996]. Weighted average lives are shown from the Cut-Off Date.


    In addition, it was assumed that, beginning on the Information Date: (i) the Mortgage Loans prepay (without prepayment penalties) at the indicated percentage of the CPR; (ii) distributions on the Certificates are received, in cash, on the 25th day of each month, commencing in October 1996; (iii) master servicing fees and trustee fees for the Underlying Certificates are payable with respect to all Mortgage Loans at the rate of 0.117% per annum (with no special servicing fees being payable) and trustee fees are payable with respect to the Certificates at the rate of 0.005% per annum; (iv) no Mortgage Loans have converted to REO Loans, have been modified, or have otherwise become Discontinued Mortgage Loans, and all Mortgage Loans which are 30 or more days delinquent as of the Information Date are liquidated 12 months after the Information Date with a 50% recovery from liquidation proceeds; (v) with respect to the table assuming no extensions, that no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Borrowers of principal and interest on the Mortgage Loans occur (except that, with respect to Matured Performing Loans, each related Balloon Payment is assumed to be paid on the first semiannual anniversary of its original due date which occurs after the Information Date);
(vi) with respect to the tables assuming extensions, that with respect to Balloon Mortgage Loans (a) (1) in the case of the tables assuming three year extensions, the maturity dates of such Mortgage Loans are extended on their maturity dates to the earlier of a date three years after their original maturity dates and the original amortization term, (2) in the case of the tables assuming five year extensions, the maturity dates of such Mortgage Loans are extended on their maturity dates to the earlier of a date five years after their original maturity dates and the original amortization term and (3) with respect to Matured Performing Loans as of the Information Date, each related Balloon Payment is paid on the later of a date three or five years after its original maturity date, as applicable, or the first semiannual anniversary of its original due date which occurs after the Information Date, (b) (1) in the case of the Group 2 and Group 4 Mortgage Loans, such extensions do not result in such Mortgage Loans becoming Discounted Mortgage Loans and do not require reductions in the Scheduled Principal Balances thereof and (2) in the case of the Group 1 and Group 3 Mortgage Loans, such extensions result in each such Mortgage Loan becoming a Discounted Mortgage Loan and require a 25% reduction on the Scheduled Principal Balance thereof and an immediate withdrawal from the Reserve Fund, as described in the Underlying Prospectus under "DESCRIPTION OF THE CERTIFICATES -- Reserve Fund -- Credit Draws," in an amount equal to the reduction in the Scheduled Principal Balance thereof (calculated assuming that there are no other recoveries in respect of such Mortgage Loan), (c) in the case of ARMs, their Mortgage Interest Rates after extension are based on the same indices, margins, caps and floors and their Monthly Payments are calculated in the same manner as they were prior to such extension, (d) in the case of fixed rate Mortgage Loans, their Monthly Payments after extension are the same as they were prior to extension, (e) servicing fees following extension continue to be payable at the same rate as prior to extension, and no Workout Fee is payable with respect thereto and (f) apart from the assumed extensions, there are no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Borrowers of principal and interest on such Mortgage Loans; (vii) the Mortgage Interest Rate stays constant until the first Adjustment Date, if any, and then adjusts to a Mortgage Interest Rate equal to the applicable Index for such assumed Mortgage Loan as set forth below plus the applicable Margin for such assumed Mortgage Loan, subject to the applicable Floor Interest Rates and Maximum Interest Rates; (viii) LIBOR equals [ ]% and remains at that rate or adjusts as set forth in the tables; (ix) prepayments represent payment in full of individual Mortgage Loans and are received on the respective Due Dates and include 30 days' interest thereon; (x) there are no repurchases of Mortgage Loans; (xi) the Certificates are purchased on [ ]; (xii) no right of optional termination is exercised; (xiii) the Index for each assumed Group 1 and Group 3 Mortgage Loan will adjust immediately to [ ]% per annum in the case of ARMs assumed to have a cost-of-funds index, [ ]% for Mortgage Loans assumed to have a one-year treasury index, [ ]% for Mortgage Loans assumed to have a three-year treasury index, [ ]% for Mortgage Loans assumed to have a five-year treasury index, [ ]% for Mortgage Loans assumed to have a prime rate-based index and [ ]% for Mortgage Loans assumed to have miscellaneous other indexes; and (xiv) the Index for each assumed Group 2 and Group 4 Mortgage Loan with an adjustable Mortgage Interest Rate will adjust immediately to [ ]% per annum.

    The Mortgage Loan Assumptions are expected to vary from the actual characteristics of the Mortgage Loans as of the Cut-Off Date due to the passage of one month between the Information Date and the Cut-Off Date. Furthermore, the performance of the Mortgage Loans following the Information Date is expected to vary from the Mortgage Loan Assumptions. Any such discrepancies may have an effect upon the percentages of the initial certificate principal amounts outstanding and the weighted average lives of and other factors with respect to the Certificates set forth in the tables below. Furthermore, actual prepayments are not likely to occur at constant rates or at the assumed rates and the terms of extensions are not likely to be uniform. Variations in prepayment speeds and extension terms, even if averaging to the same constant prepayment rate over time and to the same weighted average extension term, may have different effects on the payment rates of the Certificates. In particular, an uneven rate of prepayments may impact the weighted average lives of the Certificates, since a higher rate of prepayments earlier in any given period will have a greater effect on the amount of Excess Interest available for distribution to the Underlying Class E Certificates than prepayments received later in such period. Furthermore, not all Balloon Mortgage Loans are expected to be extended or to be extended for the suggested terms, and prepayments and extensions may apply disproportionately to Mortgage Loans with different Mortgage Interest Rates. To the extent fixed rate Mortgage Loans with higher Mortgage Interest Rates prepay at higher rates or are extended less frequently or for shorter terms, the Excess Interest available to make distributions in reduction of the certificate principal amounts of the Underlying Class E Certificates may be reduced even at the same constant prepayment rates. There can be no assurance as to the actual rates of prepayment or extension of the Mortgage Loans or as to variations in applicable interest rates. There can be no assurance as to the actual rates of prepayment or extension of the Mortgage Loans or as to variations in applicable interest rates.


     Furthermore, the Mortgage Loan Assumptions vary to some degree from the actual terms of the Mortgage Loans and the Pooling and Servicing Agreement with respect to the Underlying Certificates (the "Pooling Agreement") in that: (i) any extension of a Mortgage Loan will occur only under circumstances in which such Mortgage Loan has become a Specially Serviced Mortgage Loan subject to deduction of a Workout Fee from all future Monthly Payments, except in the case of certain Mortgage Loans whose remaining terms are to be extended by the Master Servicer as described in the Underlying Prospectus under "SERVICING OF THE MORTGAGE LOANS -- Modifications, Waivers and Amendments;" (ii) upon extension, and in contrast to the assumptions, some of the Group 1 and Group 3 Mortgage Loans might not be Discounted Mortgage Loans and some of the Group 2 and Group 4 Mortgage Loans might be Discounted Mortgage Loans, depending upon the modified terms thereof; (iii) the terms of any extension permitted under the Pooling Agreement may require an increase or allow a decrease in the Mortgage Interest Rate or the Monthly Payment, rather than providing for continuation of the same terms; and (iv) the actual servicing fee available for payment with respect to the Mortgage Loans other than Specially Serviced Mortgage Loans is 0.175% per annum, although the initial Master Servicer will receive a fee for such Mortgage Loans equal to that described above under the Mortgage Loan Assumptions.

    Based on the Mortgage Loan Assumptions and on the allocation rules for the Underlying Certificates described in the Underlying Prospectus under "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Allocation Among Classes" and the allocation rules for the Certificates described in this Prospectus under "DESCRIPTION OF THE CERTIFICATES," the Declining Balance Tables indicate the weighted average life of the Offered Certificates and set forth the percentages of the initial Certificate Principal Amount of each such Class of Certificates that would be outstanding after the Distribution Date in September of each of the years indicated, at various percentages of CPR and under various LIBOR and years-of-extension scenarios. None of the indicated percentages of CPR purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of the Mortgage Loans included in the Mortgage Pool. Variations in the actual prepayment experience and extension experience and the balance of the Mortgage Loans that prepay or are extended may increase or decrease the percentage of initial certificate principal amount (and weighted average life) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the CPR and the average extension experience of all such Mortgage Loans equals any of the specified years of extension. In addition, as described above under "DESCRIPTION OF THE MORTGAGE LOANS -- General," the Mortgage Loans may be subject to periods of slower amortization or to negative amortization, in which case the weighted average lives of the Certificates will be increased, and to periods of accelerated amortization, in which case the weighted average lives of the Certificates will be decreased.



      Percentage of Initial Certificate Principal Amount Outstanding at the Respective Percentages of CPR Assuming Current LIBOR and Assuming No Extensions

                                  Class E-1                     Class E-2
                                  ---------                     ---------
                          0%   5%   10%  15%  18%       0%   5%   10%  15%  18%
                          --   --   ---  ---  ---       --   --   ---  ---  ---
Closing Date...........
September 25, 1997.....
September 25, 1998.....
September 25, 1999.....
September 25, 2000.....
September 25, 2001.....
September 25, 2002.....
September 25, 2003.....
September 25, 2004.....
September 25, 2005.....
September 25, 2006.....
September 25, 2007.....
September 25, 2008.....
September 25, 2009.....
Weighted average
  life (years) (1)

* Indicates an amount above zero and less than 0.5% of the original aggregate Certificate Principal Amount is outstanding.

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding certificate principal amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal amount of the Certificate.


        Percentage of Initial Certificate Principal Amount Outstanding at
            the Respective Percentages of CPR Assuming Current LIBOR
                     and Assuming 3-Year Balloon Extensions

                                  Class E-1                     Class E-2
                                  ---------                     ---------
                          0%   5%   10%  15%  18%       0%   5%   10%  15%  18%
                          --   --   ---  ---  ---       --   --   ---  ---  ---
Closing Date..........
September 25, 1997.....
September 25, 1998.....
September 25, 1999.....
September 25, 2000.....
September 25, 2001.....
September 25, 2002.....
September 25, 2003.....
September 25, 2004.....
September 25, 2005.....
September 25, 2006.....
September 25, 2007.....
September 25, 2008.....
September 25, 2009.....
Weighted average
  life (years) (1)

* Indicates an amount above zero and less than 0.5% of the original aggregate Certificate Principal Amount is outstanding.

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding certificate principal amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal amount of the Certificate.


        Percentage of Initial Certificate Principal Amount Outstanding at
            the Respective Percentages of CPR Assuming Current LIBOR
                     and Assuming 5-Year Balloon Extensions

                                  Class E-1                     Class E-2
                                  ---------                     ---------
                          0%   5%   10%  15%  18%       0%   5%   10%  15%  18%
                          --   --   ---  ---  ---       --   --   ---  ---  ---
Closing Date...........
September 25, 1997.....
September 25, 1998.....
September 25, 1999.....
September 25, 2000.....
September 25, 2001.....
September 25, 2002.....
September 25, 2003.....
September 25, 2004.....
September 25, 2005.....
September 25, 2006.....
September 25, 2007.....
September 25, 2008.....
September 25, 2009.....
Weighted average
  life (years) (1)

* Indicates an amount above zero and less than 0.5% of the original aggregate Certificate Principal Amount is outstanding.

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding certificate principal amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal amount of the Certificate.


        Percentage of Initial Certificate Principal Amount Outstanding at
      the Respective Percentages of CPR Assuming Current LIBOR Decreases 1%
                     and Assuming 3-Year Balloon Extensions

                                  Class E-1                     Class E-2
                                  ---------                     ---------
                          0%   5%   10%  15%  18%       0%   5%   10%  15%  18%
                          --   --   ---  ---  ---       --   --   ---  ---  ---
Closing Date...........
September 25, 1997.....
September 25, 1998.....
September 25, 1999.....
September 25, 2000.....
September 25, 2001.....
September 25, 2002.....
September 25, 2003.....
September 25, 2004.....
September 25, 2005.....
September 25, 2006.....
September 25, 2007.....
September 25, 2008.....
September 25, 2009.....
Weighted average
  life (years) (1)

* Indicates an amount above zero and less than 0.5% of the original aggregate Certificate Principal Amount is outstanding.

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding certificate principal amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal amount of the Certificate.


        Percentage of Initial Certificate Principal Amount Outstanding at the Respective Percentages of CPR Assuming Current LIBOR Increases 1%
                     and Assuming 3-Year Balloon Extensions

                                  Class E-1                     Class E-2
                                  ---------                     ---------
                          0%   5%   10%  15%  18%       0%   5%   10%  15%  18%
                          --   --   ---  ---  ---       --   --   ---  ---  ---
Closing Date...........
September 25, 1997.....
September 25, 1998.....
September 25, 1999.....
September 25, 2000.....
September 25, 2001.....
September 25, 2002.....
September 25, 2003.....
September 25, 2004.....
September 25, 2005.....
September 25, 2006.....
September 25, 2007.....
September 25, 2008.....
September 25, 2009.....
Weighted average
  life (years) (1)

* Indicates an amount above zero and less than 0.5% of the original aggregate Certificate Principal Amount is outstanding.

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding certificate principal amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal amount of the Certificate.


        Percentage of Initial Certificate Principal Amount Outstanding at the Respective Percentages of CPR Assuming Current LIBOR Increases 2%
                     and Assuming 3-Year Balloon Extensions

                                  Class E-1                     Class E-2
                                  ---------                     ---------
                          0%   5%   10%  15%  18%       0%   5%   10%  15%  18%
                          --   --   ---  ---  ---       --   --   ---  ---  ---
Closing Date...........
September 25, 1997.....
September 25, 1998.....
September 25, 1999.....
September 25, 2000.....
September 25, 2001.....
September 25, 2002.....
September 25, 2003.....
September 25, 2004.....
September 25, 2005.....
September 25, 2006.....
September 25, 2007.....
September 25, 2008.....
September 25, 2009.....
Weighted average
  life (years) (1)

* Indicates an amount above zero and less than 0.5% of the original aggregate Certificate Principal Amount is outstanding.

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each distribution in reduction of the outstanding certificate principal amount of such Certificate by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the initial certificate principal amount of the Certificate.


     The tables set forth below show the weighted average life, first principal payment date and last principal payment date of the Offered Certificates under various prepayment, LIBOR and years-of-extension scenarios. In addition, the tables show the yield and duration of the Offered Certificates at various assumed offering prices under the same prepayment, LIBOR and years-of-extension scenarios. The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Certificates, would cause the discounted present value of such assumed stream of cash flows as of September 30, 1996 to equal the assumed purchase prices and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the certificate principal amount on such Classes of Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "duration" has been calculated using the modified Macaulay Duration as specified in the "PSA Standard Formulas." The Macaulay Duration is calculated as the present value-weighted average time to receive future payments of principal and interest, and the PSA Standard Formula modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. "Discounted margin" has been calculated as specified in the "PSA Standard Formulas" to present the increment over the index rate (LIBOR) that causes the assumed purchase price of a Certificate to equal the discounted present value of its cash flows (discounting to the Cut-Off Date), compounded monthly, and is set forth in basis points. None of the prices in the tables take into account any accrued interest that may be payable in excess of the stated offering or purchase prices. Duration and discounted margin, like yield, will be affected by the LIBOR levels, prepayment rates and Balloon extensions that actually occur during the life of the Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below.

      Weighted Average Life, First Principal Payment Date, Last Principal
           Payment Date and Discount Margin of Class E-1 Certificates
         at Various Assumed Prices, LIBOR Levels and Balloon Extensions



                          No Extension
                        Unchanged LIBOR
                        ---------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                       3 Year Extension
                        Unchanged LIBOR
                        ---------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                        5 Year Extension
                         Unchanged LIBOR
                         ---------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)

                          3 Year Extension
                         LIBOR Decreases 1%
                         ------------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                         3 Year Extension
                        LIBOR Increases 1%
                        ------------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                         3 Year Extension
                        LIBOR Increases 2%
                        ------------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)

  Weighted Average Life, First Principal Payment Date, Last Principal Payment Date and Discount Margin of Class E-2 Certificates at Various Assumed Prices,
                      LIBOR Levels and Balloon Extensions


                           No Extension
                         Unchanged LIBOR
                         ---------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                         3 Year Extension
                         Unchanged LIBOR
                         ---------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                         5 Year Extension
                          Unchanged LIBOR
                          ---------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                         3 Year Extension
                        LIBOR Decreases 1%
                        ------------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                        3 Year Extension
                       LIBOR Increases 1%
                       ------------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)


                       3 Year Extension
                      LIBOR Increases 2%
                      ------------------
Price (%)       0%     5%      10%    15%    18%
- ---------       --     --      ---    ---    ---
                                                   Weighted Average Life (years)
                                                   First Principal Payment Date
                                                   Last Principal Payment Date
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
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 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)
 ..............                                     Discount Margin (bps)

Special Yield Considerations

    The yields on the Class E-1 and Class E-2  Certificates  will be affected by
(x) the rate of return of principal on the Underlying Class E Certificates (which will be affected principally by the amount of Mortgage Loan principal and Excess Interest available for payment of principal of such Underlying Class E Certificates, which in turn will be affected by changes in LIBOR and other indexes, the level of prepayments of the Mortgage Loans and other factors) and
(y) the amount of Mortgage Loan payment and interest rate shortfalls, if any, not covered by the Reserve Fund or other credit enhancement and allocable to the Underlying Class E Certificates.


     Because the Class E-1 and Class E-2 Certificates are being offered at a discount, the yield to purchasers will be increased if principal is paid faster than anticipated, and will be decreased if principal payments are slower than anticipated. Collections in respect of interest on the Mortgage Loans, net of Servicing Fees, may exceed interest due on the Underlying Certificates and any such Excess Interest will be used, to the extent described herein, to prepay the Underlying Class E Certificates, to the extent not required to pay interest or principal on, or be used as a reserve for, Underlying Certificates (including the Class F Certificates) after the Reserve Fund has been reduced to or below the Liquidity Amount. Thus, the yield on the Underlying Class E Certificates is favorably impacted when Excess Interest is above expectations and is negatively impacted when Excess Interest is below expectations. The tables on pages [ ] through [ ] set forth the timing of the reduction of the Certificate Principal Amounts of the Certificates under certain assumptions set forth therein, including the assumption that no delinquencies or defaults occur on the Mortgage Loans other than for Mortgage Loans delinquent 30 days or more as of the Information Date. The simplifying assumptions made in preparing those tables and the yield tables which follow are expected to vary from the actual performance of the Mortgage Loans. Excess Interest may be reduced if: (i) interest rates on the Floating Rate Certificates increase faster than interest rates on the Mortgage Loans, (ii) Mortgage Loans with high interest rates prepay more quickly than Mortgage Loans with lower rates or experience a higher rate of default, or
(iii) principal prepayments reduce the balances of Mortgage Loans and Certificate Principal Amounts from which Excess Interest is generated. Excess Interest may be increased to the extent the aggregate Certificate Principal Amount of the Underlying Certificates is reduced below the aggregate Scheduled Principal Balance of the Mortgage Loans. Excess Interest available for distribution to Certificateholders will be reduced or eliminated to the extent the Reserve Fund is reduced to below the Liquidity Amount or reimbursements to the Reserve Fund are required in connection with previous Basic Risk Reserve Fund Draw Amounts.


     The yield tables set forth on pages [ ] through [ ] are designed to illustrate the impact of losses and delinquencies on the Mortgage Loans and changes in Excess Interest (resulting from changes in LIBOR) on the yields of the Class E-1 and Class E-2 Certificates. In preparing the tables, the Mortgage Loan Annual Default Rates (converted to monthly rates) are applied to the principal balance of the Mortgage Loans for each month from 13 months after the Cut-Off Date until 72 months after the Cut-Off Date. It is assumed that upon default, 50% of the current principal balance of the Mortgage Loans is immediately recovered from liquidation and no further proceeds are recovered relative to that month's loan defaults. The yield tables have otherwise been prepared using the "Mortgage Loan Assumptions" set forth on pages [ ] through [ ] of this Prospectus, except it was assumed that non-defaulted loans prepay according to the CPRs set forth in the tables. It was assumed that (i) all required payments are made during the applicable Due Period, except those due on Mortgage Loans which are to be liquidated, (ii) for loans which are to be liquidated, no payment is received prior to liquidation, other than Reserve Fund withdrawals, (iii) liquidation occurs in the month the Mortgage Loan defaults,
(iv) upon liquidation 50% of the principal balance of the Mortgage Loan is recovered, (v) a draw is made on the Reserve Fund in the month each Mortgage Loan is defaulted equal to the difference between the current Mortgage Loan principal balance and the amount recovered from liquidation, (vi) none of the Mortgage Loans are Simple Interest Loans, and all Mortgage Loans require monthly payments, and payment of interest in arrears, (vii) there are no Debt Service Reductions or Deficiency Valuations, (viii) defaults are spread pro rata among all Mortgage Loan Groups and, within each Mortgage Loan Group, among Mortgage
Loans having interest rates and interest rate adjustment terms that are representative of the Mortgage Loan Group as a whole and (ix) LIBOR equals [ ]% and remains at that rate or adjusts as set forth in the tables. Thus, Mortgage Loans are assumed to incur no delinquency period prior to liquidation, and hence, no Reserve Fund draws are made for delinquent Monthly Payments on Mortgage Loans.

    The rate of distributions in reduction of Certificate Principal Amount on the Class E-1 and Class E-2 Certificates will be directly related to the actual amortization schedule of the Mortgage Loans, the rate of deposits in and withdrawals from the Reserve Fund and the rate and timing of receipt of Excess Interest on the Mortgage Loans; accordingly, the interest distributions and distributions in reduction of Certificate Principal Amount received on the Class E-1 and Class E-2 Certificates may result in yields and maturities which differ from those reflected below. The Mortgage Loans will not have the exact characteristics assumed, and it is unlikely that they will prepay at any of the rates specified or that each Index will stay constant at any assumed rate or that losses and delinquencies will occur at constant rates or that liquidation will occur in the month the Mortgage Loan defaults. The assumed percentages of liquidations and loss severities on the Mortgage Loans shown in the tables below are for illustrative purposes only and the Depositor makes no representations with respect to the reasonableness of such assumptions or that the actual liquidation and loss severity experience of the Mortgage Loans will in any way correspond to any of the assumptions made herein. Consequently, there can be no assurance that the pre-tax yield to an investor in the Class E-1 or Class E-2 Certificates will correspond to any of the pre-tax yields shown below.

     Because the foregoing assumptions include the assumption that each defaulted Mortgage Loan is liquidated as soon as it becomes delinquent (other than Mortgage Loans delinquent 30 days or more as of the Information Date, which are treated as set forth in the Mortgage Loan Assumptions), they do not take into account losses attributable to accrued interest during the period from the date a Mortgage Loan becomes delinquent to the date of final liquidation. Draws on the Reserve Fund resulting from such accrual of interest are reduced by the requirement that a draw be made on the Reserve Fund, to the extent funds are available therefor, for distribution of principal on the Certificates at the time of foreclosure for the difference between the actual principal balance of the Mortgage Loan and the appraised value of the underlying Mortgaged Property. Nevertheless, due to the additional losses incurred as a result of such accrual of interest, the 50% loss rate assumption applied in the tables corresponds to a significantly lower rate of loss of principal as a percentage of the principal balance of the Mortgage Loan. Similarly, draws on the Reserve Fund will tend to occur primarily at the time of foreclosure on or final liquidation of a Mortgaged Property, and from time to time for accrued interest on the Scheduled Principal Balance of such Mortgage Loan, rather than entirely at the time the Mortgage Loan becomes delinquent. Accordingly, the assumptions will produce results which are more likely to correspond to a scenario in which Mortgage Loans default at earlier dates and are subject to foreclosure at or about the dates assumed for default and liquidation in the tables.

    The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class E-1 and Class E-2 Certificates, would cause the discounted present value of such assumed stream of cash flows as of September 30, 1996 to equal the assumed purchase prices and converting such monthly rates to corporate bond equivalent rates. In each case, the assumed purchase price does not include accrued interest; an investor in a Class of Certificates would be required to add accrued interest to the applicable purchase price. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Principal Amount on the Class E-1 and Class E-2
Certificates and consequently does not purport to reflect the return on any investment in Class E-1 and Class E-2 Certificates when such reinvestment rates are considered. Where the Certificate Principal Amounts are not projected to be repaid to zero, no weighted average life is stated and the principal balance remaining unpaid after the assets of the Underlying Trust Fund are exhausted is indicated rather than a maturity date.

    The following tables assume constant rates of prepayments and defaults. Variable rates of default which create the same overall prepayment or default rate for a given period of time may not generate the same result as constant prepayment and default rates.


                                     Table 1

            Weighted Average Life, First Principal Payment Date, Last
               Principal Payment Date, Yield and Duration of Class
                 E-1 Certificates at Various Assumed Prices and
               Mortgage Loan Default Rates and Assuming Unchanged
                            LIBOR and No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 2

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Decreases 1% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 3

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Increases 1% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 4

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Increases 2% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 5

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Increases 3% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 6

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
            Certificates at Various Assumed Prices and Mortgage Loan
              Default Rates and Assuming Unchanged LIBOR and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 7

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 8

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                     Table 9

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 10

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-1
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 11

            Weighted Average Life, First Principal Payment Date, Last
               Principal Payment Date, Yield and Duration of Class
                 E-2 Certificates at Various Assumed Prices and
               Mortgage Loan Default Rates and Assuming Unchanged
                            LIBOR and No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 12

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Decreases 1% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 13

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Increases 1% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 14

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Increases 2% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 15

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
               Certificates at Various Assumed Prices and Mortgage
             Loan Default Rates and Assuming LIBOR Increases 3% and
                                 No Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 16

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
            Certificates at Various Assumed Prices and Mortgage Loan
              Default Rates and Assuming Unchanged LIBOR and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 17

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Decreases 1% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 18

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Increases 1% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 19

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Increases 2% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                    Table 20

            Weighted Average Life, First Principal Payment Date, Last
             Principal Payment Date, Yield and Duration of Class E-2
            Certificates at Various Assumed Prices and Mortgage Loan
            Default Rates and Assuming LIBOR Increases 3% and 3-Year
                               Balloon Extensions*

                            10% Annual Default Rate         20% Annual Default Rate
                            -----------------------         -----------------------
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

- ----------
* See "Special Yield Considerations" for a discussion of other assumptions used in preparing the Tables

                            30% Annual Default Rate         40% Annual Default Rate
Price (%)                   0%     2%     4%     8%         0%     2%     4%     8%
- ---------                   --     --     --     --         --     --     --     --
Total Assumed Defaults
from Month 13
Through Month 72             %       %      %      %          %      %     %      %
                                                                                                Weighted Average Life (years)
                                                                                                First Principal Payment Date
                                                                                                Last Principal Payment Date
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration
 .........................                                                                       Yield to Maturity (%)
                                                                                                Duration

                                  THE DEPOSITOR


     The Depositor was incorporated in the State of Delaware on August 9, 1996. The principal office of the Depositor is located at 200 Vesey Street, New York, New York 10285.


     The Certificate of Incorporation of the Depositor will, at the time of issuance of the Certificates, provide that the Depositor may not conduct any activities other than those related to the issue and sale of one or more series of bonds or certificates and to serve as depositor of one or more trusts that may issue and sell bonds or certificates.

                        THE RESOLUTION TRUST CORPORATION

    Prospective investors should read this section together with "THE RESOLUTION TRUST CORPORATION" in the Underlying Prospectus.

    Upon termination of the RTC, pursuant to the RTC Completion Act, as of December 31, 1995, by operation of law, the FDIC succeeded the RTC as conservator or receiver of any institution for which the RTC was then acting in such capacity. In addition, pursuant to the RTC Completion Act, all assets and liabilities of the RTC were transferred to the FRF, which is managed by the FDIC. Accordingly, the liability for the representations and warranties of the RTC with respect to the Mortgage Loans has been assumed by the FRF.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General


     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Offered Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. In addition, this discussion does not address state, local or foreign tax issues with respect to the acquisition, ownership or disposition of the Offered Certificates. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Code, as well as temporary and final regulations (the "REMIC Regulations") promulgated by the U. S. Department of the Treasury. Investors should consult their own tax advisors in determining the federal, state, local, foreign or any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates.

     An election will be made to treat the Trust Fund as a REMIC (a "REMIC", and with respect to the Trust Fund, the "Trust REMIC") within the meaning of Code
Section 860D. Qualification as a REMIC requires ongoing compliance with certain conditions. Assuming (i) the making of an appropriate election, (ii) compliance with the Pooling Agreement and the Trust Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, in the opinion of Cadwalader, Wickersham & Taft, counsel to the Depositor, the Trust Fund will qualify as a REMIC. Accordingly, the Class E-1 and Class E-2 Certificates (the "Regular Certificates") will constitute the "regular interests" in the Trust REMIC and generally will be treated for federal income tax purposes as newly originated debt instruments. The Class R Certificate will constitute the sole class of "residual interest" in the Trust REMIC.


Status of Certificates


     Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) in the same proportion that the assets of the Trust Fund would be treated as "loans ... secured by an interest in real property which is...residential real property" within the meaning of Code
Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C). Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Sections 856(c)(5)(A) and 856(c)(6) and interest on the Regular Certificates and income with respect to the Class R Certificate will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the Trust Fund would be so treated. If at all times 95% or more of the assets of the Underlying Trust Fund, and therefore of the Underlying Class E Certificates, qualify for each of the foregoing treatments, the Certificates will qualify for the corresponding status in their entirety. It is anticipated, however, that [a substantial portion] of the assets of the Underlying Trust Fund will qualify for treatment under Code Section 7701(a)(19)(C)(v). Certificates held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851
(b)(4)(A)(i). Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential Loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any underlying certificates meeting this requirement, and no representation is made in this regard.


Qualification as a REMIC

    In order for the Trust Fund to qualify as a REMIC, there must be ongoing compliance on the part of the Trust Fund with the requirements set forth in the Code. The REMIC must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of the issuance of the Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" or agents thereof and must furnish applicable tax information to transferors or agents that violate this requirement. The Trust Agreement will provide that no legal or beneficial interest in the Class R Certificate may be transferred or registered unless certain conditions, designed to prevent violation of this requirement, are met.

    A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the Startup Day or is purchased by the REMIC within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include regular interests in another REMIC, such as the Underlying Class E Certificates.

    Permitted investments include cash flow investments, qualified reserve assets and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC. Because the assets of the Trust REMIC will consist primarily of the Underlying Class E Certificates, it is not anticipated that the Trust REMIC will hold foreclosure property. The Trust REMIC will not hold any qualified reserve assets.

    In addition to the foregoing requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on the qualified mortgages. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day that is designated as a residual interest. An interest in a REMIC may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC or prepayment interest shortfalls. Accordingly, the Regular Certificates will constitute the "regular interests" in the Trust REMIC and the Class R Certificate will constitute the sole class of "residual interest" in the Trust REMIC.

    If an entity fails to comply with one or more of the requirements of the Code for status as a REMIC during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, any entity with debt or pay-through obligations with two or more maturities, such as the Trust Fund, may be treated as a separate association taxable as a corporation under Treasury regulations, and the Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period of time in which the requirements for REMIC status are not satisfied.

Taxation of Regular Certificates

    General

    The Regular Certificates generally will be treated for federal income tax purposes as newly originated debt instruments. In general, interest, original issue discount ("OID") and market discount on a Regular Certificate will be treated as ordinary income to the holder of a Regular Certificate, and principal payments (other than partial principal payments that do not exceed accrued market discount) on a Regular Certificate will be treated as a return of capital to the extent of the Certificateholder's basis allocable thereto. Certificateholders must use the accrual method of accounting with respect to Regular Certificates, regardless of the method of accounting otherwise used by such Certificateholders.

    Original Issue Discount

    Holders of debt instruments issued with OID generally must include OID in ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Holders of the Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such Regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Internal Revenue Service will not take a different position as to those matters not currently addressed by the OID Regulations and the proposed OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Internal Revenue Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect in the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and OID with respect to the Regular Certificates.

    The total amount of OID on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price." The issue price of a Class of Regular Certificates is the price at which a substantial amount of such Class of Regular Certificates is first sold to investors (other than bond houses, brokers or underwriters). The stated redemption price at maturity of a Regular Certificate is the sum of all payments provided by the debt instrument other than qualified stated interest payments. Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate provided that such interest payments are unconditionally payable at the intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, because the Mortgage Loans underlying the Underlying Class E Certificates provide for remedies in the event of default, the Depositor intends that the Master Servicer will treat interest with respect to the Regular Certificates as qualified stated interest, [except to the extent the interest payable on the first Distribution Date exceeds interest for the number of days between the Startup Day and the first Distribution Date]. Based on the foregoing, it is anticipated that the Class E-1 and Class E-2 Certificates will be issued with OID in an amount equal to the excess of the initial principal balances thereof [(plus ___ days of interest at the pass-through rates thereon) over their respective issue prices (including accrued interest).] The determination of whether the Regular Certificates bear qualified stated interest or OID may have an effect on how long such income must be accrued in the event of a delinquency. See "Treatment of Losses."

    Under a de minimis rule, OID on a Regular Certificate will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans underlying the Pooled Certificates (the "Pooled Certificates"). The prepayment assumption for the Regular Certificates will be [ ](the "Prepayment Assumption"). No representation is made as to the actual rate, if any, at which the Mortgage Loans underlying the Underlying Class E Certificates will prepay. [If the Internal Revenue Service does not permit a maturity extension in determining the Prepayment Assumption, it is less likely that any OID on a Regular Certificate would be de minimis and OID would accrue at a higher yield to maturity.] Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. Under the OID Regulations, however, Holders of Regular Certificates may elect to accrue all de minimis OID, as well as market discount and market premium, under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method."


     A holder of a Regular Certificate issued with OID generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the OID on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. With respect to each Class of Regular Certificates, a calculation will be made of the OID that accrues during each successive full accrual period that ends on the day prior to each Distribution Date with respect to the Regular Certificate. Under Code Section 1272(a)(6), OID is to be calculated initially based on a principal payment schedule that takes into account the Prepayment Assumption. No representation is made as to the actual rate, if any, at which the Mortgage Loans underlying the Underlying Class E Certificates will prepay. The assumed reinvestment rate for the transaction is zero. The OID accruing in a full accrual period will be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate as of the Startup Day, (ii) events (including actual prepayments, if any) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of OID with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate that were attributable to such prior periods. The OID accruing during any accrual period (as determined in this paragraph) will be divided by the number of days in the period to determine the daily portion of OID for each day in the period. [OID attributable to the short first accrual period will be determined using the exact method.]


    Acquisition Premium

    A subsequent purchaser of a Regular Certificate issued with OID at a price greater than its adjusted issue price and less than its remaining stated redemption price at maturity will be required to include in gross income the daily portions of the OID on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method."

    Market Discount

     A purchaser of a Regular Certificate may be subject to the market discount rules of Code Sections 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of OID, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate, or (ii) in the case of a Regular Certificate having OID, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or, in the case of a Regular Certificate issued with OID, in the ratio of OID accrued for the relevant period to the sum of the OID accrued for such period plus the remaining OID as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry the Regular Certificate over the interest (including OID) distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

    Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. De minimis market discount should be reportable in a manner similar to de minimis OID. See "Original Issue Discount." Treasury regulations implementing the market discount rules have not yet been issued, and investors should therefore consult their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto. Investors should also consult Revenue Procedure 92-67 concerning the election to include market discount on the basis of a constant interest rate.

    Premium

    A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Holder of the Regular Certificate holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Holder of the Regular Certificate may elect under Code Section 171 to amortize such premium under the constant yield method. Such election will apply to all debt obligations acquired by the Holder of the Regular Certificate at a premium held in that taxable year or thereafter, unless revoked with the permission of the Internal Revenue Service. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant interest method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate, rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

    Treatment of Losses

    Certificateholders will be required to report income with respect to the Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that OID must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166.

    To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that Certificateholders that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss such loss with respect to principal sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, Certificateholders that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a loss, which may be a short-term capital loss, any loss sustained during the taxable year on account of any such Regular Certificates becoming wholly worthless. The Internal Revenue Service could take the position that such non-corporate holders will be allowed a bad debt deduction only after the Underlying Class E Certificates have been liquidated or the applicable Class of Regular Certificates has been otherwise retired. The Internal Revenue Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing OID. This may have the effect of creating "negative" OID which would be deductible only against future positive OID or otherwise upon termination of the Class. Certificateholders are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued OID may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

    Election to Treat All Interest Under the Constant Yield Method

    A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis or for a class or group of debt instruments. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all premium obligations held or market discount obligations acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Internal Revenue Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

    Sale or Exchange of Regular Certificates

    If a Certificate sells or exchanges a Regular Certificate, the Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the Seller, increased by any OID or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by losses and by any amortized premium.

    Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code
Section 1274(d) in effect at the time the holder entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction, (ii) in the case of an noncorporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d) (4) to have net capital gains taxed as investment income at ordinary income rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to such Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.




Taxes That May Be Imposed on the Trust REMIC

    Prohibited Transactions


     Income from certain transactions by the Trust REMIC, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of the holder of a Class R Certificate (a "Residual Holder"), but rather will be taxed directly to the Trust REMIC at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure. default, or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the Trust REMIC, or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the Trust REMIC is permitted to hold, (iii) the receipt of compensation for services, or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell Trust REMIC property to prevent a default on regular interests as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the regular interests is outstanding). It is not anticipated that the Trust REMIC will engage in any prohibited transaction.


    Contributions to the Trust REMIC After the Startup Day

    In general, the Trust REMIC will be subject to a tax at a 100% rate on the value of any property contributed to the Trust REMIC after the Startup Day. Exceptions are provided for cash contributions to a REMIC (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Holder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted in Treasury regulations yet to be issued. It is not anticipated that there will be any taxable contributions to the Trust REMIC.

    Net Income from Foreclosure Property

    The Trust REMIC will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Because the Trust REMIC's assets will consist primarily of the Underlying Class E
Certificates, it is not anticipated that the Trust REMIC will hold any foreclosure property.

Liquidation of the Trust REMIC

    If the Trust REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the Trust REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the Trust REMIC will not be subject to the prohibited transaction rules on the sale of its assets, provided, that the Trust REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of regular and residual interests within the 90-day period.

Administrative Matters

    Treasury regulations provide that, except where there is a single Residual Holder for an entire taxable year, the Trust REMIC will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Internal Revenue Service of any adjustments to, among other things, items of Trust REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The holder of the Class R Certificate will be obligated to act as the "tax matters person" for the Trust REMIC. Any holder of the Class R Certificate, as a condition of its acceptance thereof, will be required to irrevocably designate the Certificate Administrator as its agent in performing the functions of the tax matters person of the Trust REMIC.

Taxation of Certain Foreign Investors


     Interest, including OID, distributable to holders of Regular Certificates who are non-resident aliens, foreign corporations, or other Non-U.S. Person (i.e., any person who is not a "U.S. Person," as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to a 30% United States withholding tax, provided, that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871 (h)(3)(B) or a controlled foreign corporation described in Code Section 881 (c)(3)(C) and
(ii) provides the Underlying Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating. among other things, that the beneficial owner of the Regular Certificates is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if (A) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.


Backup Withholding

    Distributions made on the Regular Certificates and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 at the rate of 31% on "reportable payments" (including interest distributions, OID, and, under certain circumstances, principal distributions) unless the Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Underlying Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular certificates would be refunded by the Internal Revenue Service or allowed as a credit against the Certificateholder's federal income tax liability.

Reporting Requirements

    The Trust REMIC will be required to maintain its books on a calendar year basis and to file federal income tax returns in a manner similar to a partnership. The form for such returns is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Underlying Trustee will be required to sign the Trust REMIC's returns.

    Reports of accrued interest, OID and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Internal Revenue Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Internal Revenue Service Publication 938 with respect to the Trust REMIC. Holders through nominees must request such information from the nominee.


     Treasury   regulations   require   that,   in  addition  to  the  foregoing
requirements, information must be furnished annually to holders of Regular Certificates, and filed annually with the Internal Revenue Service concerning the percentage of the Trust REMIC's assets meeting the qualified asset tests described above under "Status of Certificates."


    DUE TO THE COMPLEXITY OF THESE RULES AND THE CURRENT UNCERTAINTY AS TO THE MANNER OF THEIR APPLICATION TO THE TRUST AND CERTIFICATEHOLDERS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE CERTIFICATES.

                              ERISA CONSIDERATIONS


     Under current law the purchase and holding of Offered Certificates by or on behalf of a Plan may result in "prohibited transactions" within the meaning of ERISA and Section 4975 of the Code or Similar Law. A person who participates in a prohibited transaction with a Plan and is a "party in interest" (as defined in Section 3(14) of ERISA) or "disqualified person" (as defined in section 4975(e)(2) of the Code) with respect to such Plan may be subject to civil penalties or excise taxes under ERISA or the Code, and may also be assessed damages for any breach of a fiduciary duty owed to such Plan. Consequently, each purchaser or transferee of a Class E-1 Certificate (including any beneficial owner thereof) will be deemed to have represented to the Trustee (a) that it is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase; or (b) if it is an insurance company, that the purchase and holding of Class E-1 Certificates or any interest therein is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60. In addition, no sale or transfer of a Class E-2 Certificate will be made unless the purchaser or transferee delivers a certification in form and substance satisfactory to the Trustee stating that (a) it is not a Plan and is not acting on behalf of any such Plan or using the assets of any such Plan to acquire such Certificate or (b) if it is an insurance company, that the purchase and holding of such Certificate is exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995).


                         LEGAL INVESTMENT CONSIDERATIONS


     Investors should consult their own legal advisors in determining whether and to what extent a Class of Offered Certificates constitutes a legal investment or is subject to restrictions on investment.

     The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

     The Depositor makes no representation as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Certificates.


                                  UNDERWRITING

    Under the terms and subject to the conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Depositor and the
Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase, all of the Class E-1 Certificates, the Class E-2 Certificates and the Class R Certificate.


     There is currently no secondary market for the Offered Certificates. The Underwriter, either directly or through its affiliates, intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that an active secondary market for any of the Offered Certificates will develop or that any such market, if established, will continue.

     The distribution of the Offered Certificates by the Underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be an underwriter, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act"). The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.


                               CERTIFICATE RATINGS


     It is a condition to the issuance of the Offered Certificates that the Class E-1 Certificates be rated "BBB" by D&P, and that the Class E-2 Certificates be rated "BB" by S&P and D&P.


     The terms of the instrument establishing the Reserve Fund permits the owner thereof to request and to obtain a release of funds in certain instances, provided that the ratings of the Underlying Certificates will not, as a result of such release or otherwise, be rated lower than the initial ratings assigned to such Underlying Certificates.


     The Depositor has been advised by the Rating Agencies that (i) their rating of the Offered Certificates is and will be based on the assumption that the owner of the Reserve Fund will obtain, from time to time, a release of funds from the Reserve Fund and (ii) accordingly, since the Underlying Certificates have current ratings equal to their initial ratings, any such release to such owner will not, solely based on such release, result in a downgrade or other qualification of the rating of the Offered Certificates by either of the Rating Agencies to the extent that such Offered Certificates are then rated by such Rating Agency.


     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. The security rating assigned to the Underlying Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

     The ratings assigned by S&P to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. S&P's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. S&P's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.


     The ratings assigned by D&P to mortgage pass-through certificates address the likelihood of the receipt by certificate holders of all distributions to which such certificate holders are entitled. The ratings assigned to mortgage pass-through certificates by D&P do not constitute a statement regarding the likelihood, frequency or extent of principal prepayments. The ratings do not address the possibility that certificate holders might receive a lower than expected yield.


     For a discussion regarding the ratings of the Underlying Certificates, see "CERTIFICATE RATINGS" in the Underlying Prospectus, attached hereto as Annex A.

                                  LEGAL MATTERS


     Certain legal matters relating to the Offered Certificates will be passed upon by Cadwalader, Wickersham & Taft, New York, New York.


                             ADDITIONAL INFORMATION


     The Depositor has filed with the Securities and Exchange Commission (the "Commission") Registration Statement 333-10027 under the Act with respect to the Offered Certificates (the "Registration Statement"). This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. Statements contained in this Prospectus as to the content of any contract or other document referred to are summaries and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. The Registration Statement can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 75 Park Place, 14th Floor, New York, New York 10007. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov, which contains reports and other information regarding registrants that file electronically with the Commission. Copies of the Trust Agreement will be provided to each person to whom a Prospectus is delivered, upon written or oral request of such person directed to: Lehman Structured Securities Corp., 200 Vesey Street, New York, New York 10285, Attention: [Title].

     The prospectus with respect to the Underlying Certificates has been filed with the Commission under the Act (registration statement 33-82066) and can be inspected and copied at the public reference facilities listed in the preceding paragraph.


     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to the Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder or such other reports as are agreed to by the Depositor and the Commission. The Depositor's obligations to file periodic reports with the Commission pursuant to the Exchange Act will be suspended if the Certificates are held of record by fewer than 300 holders. Accordingly, if there are fewer than 300 holders of the Certificates at January 1, 1997 or as of the first day of any fiscal year thereafter, the Depositor may cease to file reports with the Commission in respect of the fiscal year beginning on that date.

     Information concerning the Mortgage Loans may be obtained for a fee from Univest, 10809 Executive Center Drive, Suite 200, Little Rock, Arkansas 72211.



                            INDEX OF PRINCIPAL TERMS


Act............................................................................8
Adjustment Date...............................................................20
Book-Entry Certificate........................................................13
Cede..........................................................................14
Certificate Account...........................................................13
Certificate Interest Accrual Period...........................................ii
Certificate Interest Rate.....................................................ii
Certificate Principal Amount...............................................cover
Certificateholder..............................................................4
Certificateholders.............................................................4
Certificates...............................................................cover
Class A-1 Certificates.......................................................iii
Class A-2A Certificates......................................................iii
Class A-2B Certificates......................................................iii
Class A-2C Certificates......................................................iii
Class A-3 Certificates.......................................................iii
Class A-4 Certificates.......................................................iii
Class B Certificates ........................................................iii
Class C Certificates.........................................................iii
Class D Certificates.........................................................iii
Class E-1 Certificate Holder...................................................5
Class E-1 Certificate Owner...................................................14
Class E-1 Certificates.....................................................cover
Class E-2 Certificates.....................................................cover
Class F Certificates.........................................................iii
Class R Certificates.......................................................cover
Closing Date...................................................................6
Code...........................................................................7
Commission....................................................................91
CPR...........................................................................30
Cut-Off Date...................................................................2
D&P........................................................................cover
Declining Balance Tables......................................................30
Deferred Interest..............................................................4
Definitive Certificate.........................................................5
Depositor..................................................................cover
Depository....................................................................14
Depository Trust Company, DTC.................................................14
Distribution Date.............................................................ii
Eligible Multifamily Mortgage Loans............................................3
ERISA..........................................................................7
Excess Cash Flow Mortgage Loan................................................21
Excess Interest................................................................5
Exchange Act..................................................................91
Final Schedule Distribution Date...............................................6
First Adjustment Date.........................................................20
Fitch.........................................................................24
Floor Interest Rates...........................................................3
FRF...........................................................................10
Holder.........................................................................4
Index.........................................................................20
Indirect Participant..........................................................14
Information Date...........................................................cover
Information Off Date..........................................................20
Interest.......................................................................4
Interest Accrual Amount.......................................................17
Interest Shortfall Amount.....................................................17
Legal Investment...............................................................8
Lehman Brothers............................................................cover
LIBOR........................................................................iii
Loans-to-Facilitate...........................................................12
Macaulay Duration.............................................................36
Margin........................................................................20
Master Servicer................................................................2
Matured Performing Mortgage Loans.............................................12
Matured Performing Mortgage Loans.............................................20
Maximum Negative Amortization Amount..........................................21
Midland.......................................................................24
Mortgage Interest Rate.........................................................3
Mortgage Loan Assumptions.....................................................30
Mortgage Loan Group 1..........................................................3
Mortgage Loan Group 2..........................................................3
Mortgage Loan Group 3..........................................................3
Mortgage Loan Group 4..........................................................4
Mortgage Loan Groups...........................................................3
Mortgage Loans.............................................................cover
Mortgage Pool..................................................................2
Non-U.S. Person...............................................................88
Note..........................................................................19
Offered Certificates.......................................................cover
OID............................................................................7
OID Regulations...............................................................82
Optional Termination...........................................................6
Participant...................................................................14
Payment Rate...................................................................4
Plan...........................................................................8
Pooled Certificates...........................................................83
Pooling Agreement.............................................................31
Prepayment Assumption.........................................................83
Prepayment Model..............................................................30
Previously Modified Mortgage Loans............................................13
Price Yield Tables............................................................30
Principal......................................................................4
Principal Balance............................................................iii
Qualified Institutional Buyer..................................................8
Rating.........................................................................9
Rating Agencies..............................................................iii
Record Date....................................................................6
Registration Statement........................................................91
Regular Certificates...........................................................7
REMIC.........................................................................ii
REMIC Administrator...........................................................13
REMIC Regulations.............................................................80
Reserve Fund...............................................................cover
Residual Holder...............................................................87
RTC........................................................................cover
Rules.........................................................................14
S&P........................................................................cover
Seller.....................................................................cover
Seller-Originated Loans.......................................................12
Servicer......................................................................24
Similar Law....................................................................7
SBJPA of 1996.................................................................81
SMMEA..........................................................................8
Special Servicer...............................................................2
Specially Serviced Mortgage Loans.............................................20
Startup Day...................................................................81
Trust......................................................................cover
Trust Agreement................................................................1
Trust Fund.................................................................cover
Trust REMIC...................................................................ii
Trustee....................................................................cover
Trustee Fee....................................................................6
U.S. Person...................................................................16
Underlying Trustee.............................................................2
Underlying Certificateholders..................................................1
Underlying Certificates....................................................cover
Underlying Class E Certificates............................................cover
Underlying Class R Certificates................................................6
Underlying Cut-Off Date........................................................3
Underlying Prospectus..........................................................1
Underlying Transaction.......................................................iii
Underlying Trust Fund......................................................cover
Underwriter................................................................cover
Underwriting Agreement........................................................90

                                    EXHIBITS

    The information set forth in Exhibits A through J is based on Scheduled Principal Balances, Mortgage Interest Rates and other information as of the Information Date with respect to Mortgage Loans expected to be included in the Trust Fund; provided that the Mortgage Interest Rates for certain of the adjustable rate Mortgage Loans are as of the Due Period preceding the Information Date. Not all the Mortgage Loans upon which Exhibits A through J are based may be included in the Trust Fund and consequently the information set forth below may vary from comparable information on the Mortgage Loans ultimately included in the Trust Fund. In addition, the information set forth below may change as a result of principal payments, Mortgage Interest Rate adjustments and other factors relating to the Mortgage Loans prior to the Closing Date. The Seller will file a report on Form 8-K with the Commission in accordance with the rules thereof which will set forth information with respect to the Mortgage Loans included in the Trust Fund on the Closing Date. The information expressed as a percentage of the aggregate Scheduled Principal Balance may not total 100% due to rounding, and the sum of the amounts listed as the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Information Date may not total the indicated amount due to rounding. For purposes of the following exhibits, weighted average original term calculations do not include contractual extensions.

                                    Exhibit A

                           Mortgage [____]Loan Group 1

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 1

                                                                          Percentage of
                                                                            Mortgage
                                                                             Loan Group
                                                        Aggregate           by Aggregate
                                   Number of            Scheduled            Scheduled
                               Mortgage Loans       Principal Balance    Principal Balance
                                     As of                As of                As of
Original Principal Balances    Information Date     Information Date     Information Date
- ---------------------------    ----------------     ----------------     ----------------
$    50,000 or less.........                                $                    %
$    50,001 to $ 100,000...
$   100,001 to $ 200,000...
$   200,001 to $ 400,000...
$   400,001 to $ 600,000 ..
$   600,001 to $ 800,000 ..
$   800,001 to $ 1,000,000.
$ 1,000,001 to $ 2,000,000.
$ 2,000,001 to $ 3,000,000.
$ 3,000,001 to $ 4,000,000.
$ 4,000,001 to $ 5,000,000.
$ 5,000,001 to $10,000,000.
$10,000,001 or more........
          Total............                                 $                    %

                   Average Original Principal Balance is $[ ].


     Distribution of Scheduled Principal Balances as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                             Percentage of
                                                                               Mortgage
                                                                              Loan Group
                                                        Aggregate            by Aggregate
                                    Number of           Scheduled             Scheduled
         Scheduled               Mortgage Loans     Principal Balance      Principal Balance
    Principal Balances                 As of               As of                  As of
  as of Information Date        Information Date    Information Date       Information Date
- -------------------------       ----------------    -----------------      -----------------
$    50,000 or less..........                               $                      %
$    50,001 to $ 100,000.....
$   100,001 to $ 200,000.....
$   200,001 to $ 400,000.....
$   400,001 to $ 600,000.....
$   600,001 to $ 800,000.....
$   800,001 to $ 1,000,000...
$ 1,000,001 to $ 2,000,000...
$ 2,000,001 to $ 3,000,000...
$ 3,000,001 to $ 4,000,000...
$ 4,000,001 to $ 5,000,000...
$ 5,000,001 to $10,000,000...
$10,000,001 or more..........
          Total..............                               $                      %

                   Average Scheduled Principal Balance as of
                         the Information Date is $[ ].



                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 1*

                                                              Percentage of
                                                                 Mortgage
                                                                 Loan Group
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
  Original Number     Mortgage Loans     Principal Balance   Principal Balance
    of Years to            As of               As of               As of
  Stated Maturity    Information Date    Information Date    Information Date
- ------------------   ----------------    ----------------    -----------------
 5 years or less.                                $                  %
 5+ to  7 years..
 7+ to 10 years..
10+ to 15 years..
15+ to 20 years..
20+ to 30 years..
30 years or more.
          Total..                                $                  %

Weighted Average Original Term to Stated Maturity is [ ] years.

- ----------

 * Without giving effect to any modification or extension of maturity date.



                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                               Balloon Mortgage
                                                               Loans in Mortgage
                                                                  Loan Group
                                              Aggregate         by Aggregate
                           Number of        Scheduled             Scheduled
   Years Remaining      Mortgage Loans    Principal Balance   Principal Balance
 as of Information           As of              As of               As of
        Date           Information Date   Information Date     Information Date
 ------------------    ----------------   ------------------   -----------------
  1+ to  2 years...                               $                  %
  2+ to  3 years...
  3+ to  4 years...
  4+ to  5 years*..
  5+ to 10 years...
 10+ to 15 years...
 15+ to 20 years...
 20+ to 30 years...
           Total...                               $                  %

Weighted Average Remaining Term to Stated Maturity is [   ] years.

- ----------

* Includes Matured Performing interest only Balloon Mortgage Loans.


                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                              Fully Amortizing
                                                                Mortgage Loans
                                                                  in Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                            Number of           Scheduled         Scheduled
   Years Remaining       Mortgage Loans     Principal Balance  Principal Balance
 as of Information            As of              As of               As of
           Date         Information Date   Information Date     Information Date
- -------------------     ----------------   ------------------  ----------------
 5 years or less...                               $                   %
 5+ to 10 years....
10+ to 15 years....
15+ to 20 years....
20+ to 30 years....
          Total....                               $                   %

Weighted Average Remaining Term to Stated Maturity is [ ] years.

- ----------

* Includes  Fully  Amortizing  Matured  Performing  Mortgage  Loans and  Balloon
  Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 1

                                                              Percentage of
                                                                 Mortgage
                                                                Loan Group
                                            Aggregate          by Aggregate
                          Number of          Scheduled           Scheduled
  Number of Years      Mortgage Loans    Principal Balance   Principal Balance
as of Information           As of              As of               As of
       Date           Information Date   Information Date    Information Date
- ------------------    ----------------   ------------------  ----------------
1 + to  2 years...                                $                 %
2 + to  3 years...
3 + to  4 years...
4 + to  5 years...
5 + to  6 years...
6 + to  7 years...
7 + to  8 years...
8 + to  9 years...
9 + to 10 years...
Over 10 years.....
          Total...                                $                 %

Weighted Average  Seasoning is [ ] years.


                 Mortgage Interest Rates as of Information Date
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                 Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
                                 As of              As of             As of
Mortgage Interest Rates   Information Date   Information Date   Information Date
- -----------------------   ----------------   ----------------   ----------------
Less than 4.00%........                             $                 %
 5.00% to  5.99%.......
 6.00% to  6.99%.......
 7.00% to  7.99%.......
 8.00% to  8.99%.......
 9.00% to  9.99%.......
10.00% to 10.99%.......
11.00% to 11.99%.......
          Total........                             $                 %

Weighted Average Mortgage Interest Rate is [ ]%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                 Percentage of
                                                                   Mortgage
                                                                   Loan Group
                                               Aggregate          by Aggregate
                             Number of         Scheduled           Scheduled
                          Mortgage Loans   Principal Balance   Principal Balance
     Loan-to-Value             As of             As of               As of
Ratios at Origination*   Information Date  Information Date    Information Date
- ----------------------   ----------------  ----------------    -----------------
 50.00% or less.......                             $                   %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
          Total.......                             $                    %

Weighted Average Loan-to-Value Ratio at Origination is [     ]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.


            Range of Ratios of Current Loan Balance-to-Original Value
                 as of Information Date in Mortgage Loan Group 1

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
  Ratios of Current Loan          As of            As of             As of
Balance-to-Original Value*  Information Date Information Date   Information Date
- --------------------------  ---------------- ----------------   ----------------
50.00% or less...........                            $                 %
50.01% to  60.00%........
60.01% to  70.00%........
70.01% to  80.00%........
80.01% to  90.00%........
90.01% to 100.00%........
Unknown..................
        Total............                            $                 %

Weighted Average Current Loan Balance-to-Original Value Ratio is [ ]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes  Mortgage  Loans with unknown Current Loan Balance-to-Original Value
   Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 1

                                                             Percentage of
                                                               Mortgage
                                                               Loan Group
                                         Aggregate            by Aggregate
                      Number of           Scheduled            Scheduled
                   Mortgage Loans     Principal Balance    Principal Balance
                        As of              As of                 As of
Lien Position*    Information Date    Information Date     Information Date
- --------------    ----------------    ----------------     -----------------
First lien**..                                $                    %
                                              $                    %
Total.........

- ----------

 * In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.


                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 1

                                                                            Percentage of
                                                                              Mortgage
                                                                             Loan Group
                                                           Aggregate          by Aggregate
                                       Number of           Scheduled           Scheduled
                                    Mortgage Loans    Principal Balance     Principal Balance
                                         As of              As of                As of
 Type of Mortgaged Properties     Information Date    Information Date     Information Date
- -----------------------------     ----------------    ----------------     ----------------
Multifamily (5-36 Units).....                               $                     %
Multifamily (37-200 Units)...
Multifamily (Over 200 Units).
Multifamily -- Other.........
          Total..............                               $                     %


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 1

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                           Aggregate            by Aggregate
                       Number of           Scheduled               Scheduled
                    Mortgage Loans     Principal Balance       Principal Balance
                         As of               As of                  As of
   Location        Information Date     Information Date       Information Date
- --------------     ----------------    -----------------       -----------------
Arizona.......                                 $                      %
California....
Colorado......
Connecticut...
Florida.......
Louisiana.....
New Jersey....
New Mexico....
New York......
North Carolina
Ohio..........
Oregon........
Pennsylvania..
Texas.........
Virginia......
                                               $                      %
Total.........


                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                              Number of        Scheduled          Scheduled
                           Mortgage Loans   Principal Balance  Principal Balance
                               As of            As of                As of
  County Concentration*   Information Date   Information Date   Information Date
- -----------------------   ----------------   ----------------   ----------------
Los Angeles County                                  $                  %
   90019 Los Angeles...
   90028 Los Angeles...
   90034 Los Angeles...
   91401 Van Nuys......
   Other Zip Codes.....
Total Los Angeles
County.................
San Diego County
   92117 San Diego.....
   Other Zip Codes.....
Total San Diego County.
All Other Counties.....
          Total........                             $                  %

- ----------

* Zip Code concentrations are indicated above only if the percentage exceeds [ ]% in the counties noted.


             Monthly Payments Delinquent as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                               Percentage of
                                                                                 Mortgage
                                                                                Loan Group
                                                            Aggregate           by Aggregate
                                        Number of           Scheduled            Scheduled
                                     Mortgage Loans     Principal Balance    Principal Balance
                                          As of               As of                As of
   Monthly Payments Delinquent      Information Date     Information Date     Information Date
- --------------------------------    ----------------    -----------------     -----------------
None (0-29 days past due).......                               $                     %
One Payment (30-59 days past
due)............................
          Total.................                               $                     %


 Delinquency History for the Past Twenty-Four Months as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                                            Percentage of
                                                                                               Mortgage
                                                                                             Loan Group
                                                                       Aggregate             by Aggregate
                                                  Number of            Scheduled              Scheduled
                                               Mortgage Loans      Principal Balance      Principal Balance
                                                   As of                As of                   As of
             Delinquency History*              Information Date     Information Date       Information Date
- --------------------------------------------   ----------------     ----------------       ------------------
No 30 Day or Greater Delinquency in last 24                                  $                     %
  months.....................................
One Payment Delinquent (30-59 days) in last
  last 24 months
     1 time 30-day delinquent in last 24
       months................................
     2 times 30-day delinquent in last 24
       months................................
     More than 2 times 30-day delinquent in
       last 24 months........................
Two Payments Delinquent (60-89 days) in
  last 24 months**
     1 time 60-day delinquent in last 24
       months................................
     2 times 60-day delinquent in last 24
       months................................
Three or more Payments Delinquent (90
  Days+) in last 24 months**
     1 time 90-day delinquent in last 24
       months................................
     2 times 90-day delinquent in last 24
       months................................
     More than 2 times 90-day delinquent in
       last 24 months........................
          Total.............................                                 $                     %

- ----------

 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Mortgage Loans in Mortgage Loan Group 1, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately  [____]% and [___]% of the Mortgage  Loans  included in Two and
   Three Payments Delinquent, respectively, have been modified since the delinquency.


               Margins of Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                                  Mortgage
                                                                  Loan Group
                                              Aggregate         by Aggregate
                          Number of           Scheduled           Scheduled
                       Mortgage Loans      Principal Balance   Principal Balance
                            As of               As of               As of
      Margins     I   Information Date     Information Date    Information Date
- ----------------      ----------------     ----------------    -----------------
No Stated Margin                                  $                   %
Less than Zero..
0.01% to 0.99%..
1.00% to 1.99%..
2.00% to 2.99%..
3.00% to 3.99%..
4.00% or more...
     Total......                                  $                   %

                        Weighted Average Margin is [ ]%.

            Maximum Rates of Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                             Aggregate          by Aggregate
                          Number of          Scheduled            Scheduled
                       Mortgage Loans     Principal Balance    Principal Balance
                            As of              As of                As of
   Maximum Rates      Information Date    Information Date     Information Date
- ------------------    ----------------    ----------------     ----------------
No Maximum Rate...                                $                   %
Less than 11.99%..
12.00% to 12.99%..
13.00% to 13.99%..
14.00% to 14.99%..
15.00% to 15.99%..
16.00% to 16.99%..
17.00% to 17.99%..
18.00% to 18.99%..
19.00% to 19.99%..
          Total...                                $                   %

Weighted Average Maximum Rate is [ ]%.*

- ----------

* Excludes ARMs with no Maximum Rate.


         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                                Mortgage Loan
                                                                  Group by
                                                Aggregate         Aggregate
                            Number of           Scheduled         Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
                             As of               As of               As of
Floor Interest Rates    Information Date    Information Date    Information Date
- --------------------    ----------------    ----------------    ----------------
No Minimum Rate....                                $                   %
Less than 6.00%....
6.00% to 6.99%.....
7.00% to 7.99%.....
8.00% to 8.99%.....
          Total....                                $                   %

Weighted Average Floor Interest Rate is [ ]%.*

- ----------

* Excludes ARMs with no Floor Interest Rate.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                 Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                Aggregate         by Aggregate
                              Number of         Scheduled          Scheduled
                           Mortgage Loans   Principal Balance  Principal Balance
       Periodic Rate            As of             As of              As of
      Adjustment Caps     Information Date  Information Date   Information Date
- ------------------------  ----------------  ----------------   ----------------
No Periodic Adjustment                             $                   %
Cap.....................
Less than 1.00%.........
1.00% to 1.99%..........
2.00% to 2.99%..........
3.00% to 3.99%..........
          Total.........                           $                   %


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                Percentage of
                                                                  Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                            Number of          Scheduled          Scheduled
                         Mortgage Loans    Principal Balance   Principal Balance
       Interest               As of             As of               As of
 Adjustment Frequency   Information Date   Information Date    Information Date
- ---------------------   ----------------   ----------------    -----------------
Monthly.............                               $                   %
Quarterly...........
Semi-Annually.......
Annually............
Two Years...........
Three Years.........
Five Years..........
Adjusts with Index..
          Total.....                               $                   %


                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 1


                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate        by Aggregate
                           Number of           Scheduled          Scheduled
                        Mortgage Loans     Principal Balance   Principal Balance
        Payment               As of             As of               As of
 Adjustment Frequency   Information Date   Information Date    Information Date
- ---------------------   ----------------   ----------------    -----------------
Semi-Annually........                              $                   %
Annually.............
Two Years............
Three Years..........
Five Years...........
Adjusts with Index...
          Total......                              $                   %


                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 1

                                                                                           Percentage of
                                                                                              Mortgage
                                                                                            Loan Group
                                                                    Aggregate              by Aggregate
                                                Number of           Scheduled                Scheduled
                                             Mortgage Loans       Principal Balance       Principal Balance
                                                 As of                 As of                   As of
                 Indexes                    Information Date      Information Date        Information Date
- ----------------------------------------    ----------------      ------------------      ----------------
COFI 11th District Weighted Average.....                                $                        %
FHLB 5th District COFI..................
FHLB Advance Rate.......................
FHLMC 30 year Mortgage Commitment.......
LIBOR 1 Month...........................
LIBOR 1 Year............................
LIBOR 6 Month...........................
National Average of Lenders -- FHLB
  (Previously Occupied Homes)...........
PRIME As Stated In Wall Street Journal..
PRIME Chase Manhattan Bank..............
PRIME Citibank..........................
Treasury -- 1 Year Weekly Average.......
Treasury -- 3 Year Weekly Average.......
Treasury -- 5 Year Weekly Average.......
Treasury -- 91 Day T-Bill...............
Weighted Average COFI for CA Members of
  SF FHLB...............................
          Total.........................                                $                        %


                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 1

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate        by Aggregate
                               Number of         Scheduled         Scheduled
                           Mortgage Loans   Principal Balance  Principal Balance
                                As of             As of             As of
  Negative Amortization   Information Date  Information Date   Information Date
- ------------------------  ----------------  -----------------  -----------------
Negative Amortization...                           $                   %
No Negative
Amortization............
          Total.........                           $                   %


    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 1

                                                                                                        Percentage of
                                                                                                          Mortgage
                                                                                                        Loan Group
                                                                                   Aggregate             by Aggregate
                                                             Number of             Scheduled               Scheduled
                                                           Mortgage Loans       Principal Balance     Principal Balance
                                                               As of                 As of                 As of
Loans-to-Facilitate and Modified Mortgage Loans           Information Date      Information Date      Information Date
- -----------------------------------------------           ----------------      ----------------      ----------------
Loans-to-Facilitate (Seller - Originated                                              $                     %
  Loans)(1)...................................
Loans-to-Facilitate (Non-RTC)(2)..............
Modified Mortgage Loans(3)....................
Not Applicable................................
          Total...............................                                        $                     %
- ----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.

                                    Exhibit B


                              Mortgage Loan Group 2

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 2

                                                                             Percentage of
                                                                                Mortgage
                                                                               Loan Group
                                                          Aggregate           by Aggregate
                                    Number of              Scheduled            Scheduled
                                  Mortgage Loans       Principal Balance     Principal Balance
                                      As of                 As of                As of
Original Principal Balances      Information Date      Information Date      Information Date
- ---------------------------      ----------------      ----------------      ----------------
$    50,000 or less.......                                   $                     %
$    50,001 to $   100,000
$   100,001 to $   200,000
$   200,001 to $   400,000
$   400,001 to $   600,000
$   600,001 to $   800,000
$   800,001 to $ 1,000,000
$ 1,000,001 to $ 2,000,000
$ 2,000,001 to $ 3,000,000
$ 3,000,001 to $ 4,000,000
$ 5,000,001 to $10,000,000
          Total...........                                   $                     %

                  Average Original Principal Balance is $[ ].


     Distribution of Scheduled Principal Balances as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                                       Percentage of
                                                                                          Mortgage
                                                                                         Loan Group
                                                                 Aggregate               by Aggregate
                                           Number of             Scheduled                 Scheduled
           Scheduled                    Mortgage Loans        Principal Balance        Principal Balance
       Principal Balances                    As of                As of                    As of
     As of Information Date             Information Date      Information Date         Information Date
- ------------------------------          ----------------      -----------------        -----------------
$    50,000 or less...........                                      $                         %
$    50,001 to $ 100,000......
$   100,001 to $ 200,000......
$   200,001 to $ 400,000......
$   400,001 to $ 600,000......
$   600,001 to $ 800,000......
$   800,001 to $ 1,000,000....
$ 1,000,001 to $ 2,000,000....
$ 2,000,001 to $ 3,000,000....
$ 3,000,001 to $ 4,000,000....
$ 5,000,001 to $10,000,000....
                Total.........                                      $                         %

    Average Scheduled Principal Balance as of the Information Date is $[ ].


                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 2*

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                              Aggregate         by Aggregate
                          Number of           Scheduled           Scheduled
  Original Number      Mortgage Loans      Principal Balance   Principal Balance
    of Years to             As of               As of               As of
  Stated Maturity     Information Date     Information Date    Information Date
- -----------------     ----------------     ----------------    -----------------
 5 years or less.                                 $                   %
 5+ to  7 years..
 7+ to 10 years..
10+ to 15 years..
15+ to 20 years..
20+ to 30 years..
30 years or more.
          Total..                                 $                   %

Weighted Average Original Term to Stated Maturity is [ ] years.

- ----------

* Without giving effect to any modification or extension of maturity date.


                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 2

                                                               Percentage of
                                                                  Balloon
                                                               Mortgage Loans
                                                               in Mortgage
                                                                Loan Group
                                              Aggregate         by Aggregate
                           Number of          Scheduled           Scheduled
    Years Remaining      Mortgage Loans    Principal Balance   Principal Balance
  As of Information          As of              As of              As of
         Date           Information Date   Information Date    Information Date
 -------------------    ----------------   -----------------   -----------------
  1 year or less....                              $                   %
  1+ to  2 years....
  2+ to  3 years....
  3+ to  4 years....
  4+ to  5 years*...
  5+ to 10 years....
 10+ to 15 years....
           Total....                              $                   %

        Weighted Average Remaining Term to Stated Maturity is [ ] years.

- ----------

* Includes Matured Performing interest only Balloon Mortgage Loans.


                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 2

                                                                 Percentage of
                                                                Fully Amortizing
                                                                 Mortgage Loans
                                                                  in Mortgage
                                                                   Loan Group
                                                                  by Aggregate
                                                Aggregate           Scheduled
                            Number of           Scheduled           Principal
                         Mortgage Loans     Principal Balance        Balance
   Years Remaining            As of               As of               As of
As of Information Date* Information Date    Information Date    Information Date
- ----------------------- ------------------  ------------------  ----------------
 5 years or less....                               $                   %
 5+ to 10 years.....
10+ to 15 years.....
15+ to 20 years.....
20+ to 30 years.....
          Total.....                               $                   %

        Weighted Average Remaining Term to Stated Maturity is [ ] years.

- ----------

*  Includes  Fully  Amortizing  Matured  Performing  Mortgage  Loans and Balloon
   Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                          Number of            Scheduled           Scheduled
                       Mortgage Loans       Principal Balance  Principal Balance
 Number of Years            As of                As of               As of
As of Information   Date Information Date    Information Date   Information Date
- -----------------   ---------------------    ----------------   ----------------
1 year or less...                                   $                   %
1+ to  2 years...
2+ to  3 years...
3+ to  4 years...
4+ to  5 years...
5+ to  6 years...
6+ to  7 years...
7+ to  8 years...
8+ to  9 years...
9+ to 10 years...
Over 10 years....
         Total...                                  $                   %

                    Weighted Average Seasoning is [ ] years.


                 Mortgage Interest Rates As of Information Date
                   of Mortgage Loans in Mortgage Loan Group 2

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                               Aggregate       by Aggregate
                              Number of        Scheduled         Scheduled
                           Mortgage Loans    Principal Balance Principal Balance
                                As of             As of             As of
Mortgage Interest Rates   Information Date   Information Date  Information Date
- -----------------------   ----------------   ----------------  ----------------
 5.00% to  5.99%.......                             $                  %
 6.00% to  6.99%.......
 7.00% to  7.99%.......
 8.00% to  8.99%.......
 9.00% to  9.99%.......
10.00% to 10.99%.......
11.00% to 11.99%.......
12.00% to 12.99%.......
13.00% to 13.99%.......
          Total........                            $                  %

                Weighted Average Mortgage Interest Rate is [ ]%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate        by Aggregate
                           Number of            Scheduled         Scheduled
                         Mortgage Loans     Principal Balance  Principal Balance
     Loan-to-Value            As of              As of              As of
Ratios at Origination*   Information Date   Information Date   Information Date
- ----------------------   ----------------   ----------------   -----------------
 50.00% or less.......                              $                 %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
          Total.......                             $                  %

         Weighted Average Loan-to-Value Ratio at Origination is [ ]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.



            Range of Ratios of Current Loan Balance-to-Original Value
                 As of Information Date in Mortgage Loan Group 2

                                                                           Percentage of
                                                                             Mortgage
                                                                            Loan Group
                                                       Aggregate            by Aggregate
                                  Number of            Scheduled              Scheduled
                               Mortgage Loans       Principal Balance    Principal Balance
  Ratios of Current Loan            As of                As of                 As of
Balance-to-Original Value*     Information Date     Information Date     Information Date
- --------------------------     ----------------     ----------------     -----------------
 50.00% or less...........                                $                    %
 50.01% to  60.00%........
 60.01% to  70.00%........
 70.01% to  80.00%........
 80.01% to  90.00%........
 90.01% to 100.00%........
100.01% or more...........
Unknown...................
          Total...........                                $                    %

    Weighted Average Current Loan Balance-to-Original Value Ratio is [ ]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes  Mortgage  Loans with unknown Current Loan Balance-to-Original Value
   Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 2

                                                              Percentage of
                                                                 Mortgage
                                                                Loan Group
                                           Aggregate           by Aggregate
                       Number of           Scheduled            Scheduled
                    Mortgage Loans      Principal Balance     Principal Balance
                         As of               As of                 As of
Lien Position*     Information Date     Information Date      Information Date
- --------------     ----------------     -----------------     -----------------
First lien**..                                 $                     %
                                               $                     %
Total.........
- ----------

 * In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
          Type of                 As of            As of             As of
   Mortgaged Properties     Information Date Information Date  Information Date
- --------------------------  ---------------- ----------------  -----------------
Multifamily (5-36 Units)..                          $                 %
Multifamily (37-200 Units)
Multifamily (Over 200
Units)....................
Multifamily -- Other......
          Total...........                          $                 %


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 2


                                                                Percentage of
                                                                   Mortgage
                                                                 Loan Group
                                               Aggregate        by Aggregate
                           Number of           Scheduled          Scheduled
                        Mortgage Loans     Principal Balance   Principal Balance
                            As of               As of               As of
      Location         Information Date    Information Date    Information Date
- -------------------    ----------------    ----------------    -----------------
Arizona............                               $                   %
Arkansas...........
California.........
Colorado...........
Connecticut........
District of
Columbia...........
Florida............
Georgia............
Illinois...........
Kentucky...........
Louisiana..........
Maryland...........
Massachusetts......
Mississippi........
Missouri...........
Nebraska...........
New Jersey.........
New York...........
North Carolina.....
Ohio...............
Oregon.............
Pennsylvania.......
Rhode Island.......
South Carolina.....
Tennessee..........
Texas..............
Utah...............
Virginia...........
          Total....                               $                   %


                        County Concentrations (Over [ ]%)
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                               Aggregate         by Aggregate
                              Number of        Scheduled          Scheduled
                           Mortgage Loans    Principal Balance Principal Balance
                               As of              As of             As of
  County Concentration*   Information Date   Information Date  Information Date
- -----------------------   ----------------   ----------------  ----------------
Los Angeles County                                  $                 %
     90027 Los Angeles.
     90028 Los Angeles.
     Other Zip Codes...
Total Los Angeles
County.................
All Other Counties.....
          Total........                             $                 %

- ----------

* Zip Code concentrations are indicated above only if the percentage exceeds [ ]% in the counties noted.


             Monthly Payments Delinquent as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 2.

                                                                                 Percentage of
                                                                                   Mortgage
                                                                                 Loan Group
                                                              Aggregate           by Aggregate
                                          Number of           Scheduled            Scheduled
                                        Mortgage Loans     Principal Balance    Principal Balance
                                            As of               As of               As of
   Monthly Payments Delinquent         Information Date    Information Date     Information Date
- --------------------------------       ----------------    ----------------     -----------------

None (0-29 days past due).......                                  $                    %
One Payment (30-59 days past
due)............................
          Total.................                                  $                    %



 Delinquency History for the Past Twenty-Four Months as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                                                 Percentage of
                                                                                                    Mortgage
                                                                                                   Loan Group
                                                                            Aggregate              by Aggregate
                                                       Number of            Scheduled               Scheduled
                                                    Mortgage Loans         Principal Balance     Principal Balance
                                                         As of                 As of                  As of
            Delinquency History*                    Information Date      Information Date      Information Date
- ---------------------------------------------       ----------------      -----------------     -----------------
No 30 Day or Greater Delinquency in last 24                                      $                     %
  months....................................
One Payment Delinquent (30-59 days) in last
  24 months.................................
     1 time 30-day delinquent in last 24
       months...............................
     2 times 30-day delinquent in last 24
       months...............................
     More than 2 times 30-day delinquent in
       last 24 months.......................
Two Payments Delinquent (60-89 days) in
  last 24 months**..........................
     1 time 60-day delinquent in last 24
       months...............................
Three or more Payments Delinquent (90
   Days+) in last 24 months**...............
     1 time 90-day delinquent in last 24
       months...............................
     2 times 90-day delinquent in last 24
       months...............................
     More than 2 times 90-day delinquent in
       last 24 months.......................
          Total.............................                                     $                     %

- ----------

 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Mortgage Loans in Mortgage Loan Group 2, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately  0.00% and [____]% of the  Mortgage  Loans  included in Two and
   Three Payments Delinquent, respectively, have been modified since the delinquency.


               Margins of Mortgage Loans in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                               Number of        Scheduled          Scheduled
                            Mortgage Loans  Principal Balance  Principal Balance
                                 As of            As of              As of
          Margins          Information Date Information Date   Information Date
- -------------------------  ---------------- ----------------   -----------------
Fixed Rate Mortgage Loans                           $                  %
No Stated Margin.........
0.01% to 0.99%...........
1.00% to 1.99%...........
2.00% to 2.99%...........
3.00% to 3.99%...........
          Total..........                           $                  %

                       Weighted Average Margin is [ ]%.*
- ----------

* Excludes Fixed Rate Mortgage Loans.


            Maximum Rates of Mortgage Loans in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                               Number of        Scheduled          Scheduled
                            Mortgage Loans  Principal Balance  Principal Balance
                                 As of            As of              As of
       Maximum Rates       Information Date Information Date   Information Date
- -------------------------  ---------------- ----------------   -----------------
Fixed Rate Mortgage Loans                          $                  %
No Maximum Rate..........
12.00% to 12.99%.........
14.00% to 14.99%.........
15.00% to 15.99%.........
16.00% to 16.99%.........
18.00% to 18.99%.........
19.00% to 19.99%.........
          Total..........                          $                  %

                    Weighted Average Maximum Rate is [ ]%.*
- ----------

* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.


         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                              Number of         Scheduled         Scheduled
                           Mortgage Loans   Principal Balance Principal Balance
                                As of             As of             As of
   Floor Interest Rates   Information Date  Information Date  Information Date
- ------------------------  ----------------  ---------------  ------------------
Fixed Rate Mortgage Loans                          $                 %
 8.00% to  8.99%........
 9.00% to  9.99%........
10.00% to 10.99%........
11.00% to 11.99%........
          Total.........                           $                 %

                 Weighted Average Floor Interest Rate is [ ]%.*
- ----------

* Excludes Fixed Rate Mortgage Loans.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                               Number of        Scheduled          Scheduled
                            Mortgage Loans  Principal Balance  Principal Balance
       Periodic Rate             As of            As of              As of
      Adjustment Caps      Information Date Information Date   Information Date
- ------------------------   ---------------- ----------------   -----------------
Fixed Rate Mortgage Loans                           $                 %
No Periodic Adjustment
Cap......................
Less than 1.00%..........
1.00% to 1.99%...........
2.00% to 2.99%...........
          Total..........                           $                 %


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                               Number of        Scheduled          Scheduled
                            Mortgage Loans  Principal Balance  Principal Balance
         Interest                As of            As of              As of
   Adjustment Frequency    Information Date Information Date   Information Date
- ------------------------   ---------------- ----------------   -----------------

Fixed Rate Mortgage Loans                           $                  %
Monthly.................
Semi-Annually...........
Annually................
Three Years.............
Adjusts with Index......
          Total.........                            $                  %


                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                                Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
          Payment                 As of            As of             As of
   Adjustment Frequency     Information Date  Information Date  Information Date
- ------------------------    ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans                             $                 %
Semi-Annually............
Annually.................
Three Years..............
Adjusts with Index.......
          Total..........                             $                 %



                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 2

                                                                                            Percentage of
                                                                                               Mortgage
                                                                                              Loan Group
                                                                         Aggregate           by Aggregate
                                                    Number of            Scheduled             Scheduled
                                                  Mortgage Loans      Principal Balance    Principal Balance
                                                      As of                As of                 As of
                   Indexes                       Information Date     Information Date     Information Date
- ----------------------------------------         ----------------     ----------------     ----------------
Fixed Rate Mortgage Loans...............                                    $                    %
COFI 11th District Weighted Average.....
LIBOR 1 Month...........................
National Average of Lenders -- FHLB
(Previously
  Occupied Homes).......................
PRIME Frost National Bank...............
PRIME As Stated In Wall Street Journal..
PRIME Citibank..........................
Treasury -- 1 Year Weekly Average.......
Treasury -- 3 Year Weekly Average.......
          Total.........................                                    $                    %


                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 2

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                               Aggregate        by Aggregate
                             Number of         Scheduled          Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
                               As of             As of             As of
  Negative Amortization   Information Date  Information Date   Information Date
- ------------------------  ----------------  ----------------   -----------------
Negative Amortization...                            $                 %
No Negative
Amortization............
          Total.........                            $                 %



    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 2

                                                                                             Percentage of
                                                                                                Mortgage
                                                                                               Loan Group
                                                                           Aggregate          by Aggregate
                                                      Number of            Scheduled            Scheduled
                                                   Mortgage Loans      Principal Balance     Principal Balance
                                                       As of                 As of                 As of
Loans-to-Facilitate and Modified Mortgage Loans   Information Date      Information Date      Information Date
- -----------------------------------------------   ----------------      ----------------      ----------------
Loans-to-Facilitate (Seller - Originated                                       $                     %
  Loans)(1)...................................
Loans-to-Facilitate (Non-RTC)(2)..............
Affordable Housing Disposition Program
  (Seller - Originated Loans)(3)..............
Affordable Housing Disposition Program
  (Non-RTC)(4)................................
Modified Mortgage Loans(5)....................
Not Applicable................................
          Total...............................                                 $                     %

- ----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans originated by an RTC institution to facilitate the sale of multifamily REO under the Affordable Housing Disposition Program Guidelines.

(4) Loans originated by a non-RTC institution to facilitate the sale of multifamily REO under the Affordable Housing Disposition Program Guidelines.

(5) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.

                                    Exhibit C

                              Mortgage Loan Group 3

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 3

                                                                           Percentage of
                                                                             Mortgage
                                                                             Loan Group
                                                        Aggregate           by Aggregate
                                   Number of            Scheduled            Scheduled
                               Mortgage Loans       Principal Balance    Principal Balance
                                     As of                As of                As of
Original Principal Balances    Information Date     Information Date     Information Date
- ---------------------------    ----------------     ----------------     ----------------
$    50,000 or less.........                              $                    %
$    50,001 to $ 100,000...
$   100,001 to $ 200,000..
$   200,001 to $ 400,000...
$   400,001 to $ 600,000 ..
$   600,001 to $ 800,000 ..
$   800,001 to $ 1,000,000.
$ 1,000,001 to $ 2,000,000.
$ 2,000,001 to $ 3,000,000.
$ 3,000,001 to $ 4,000,000.
$ 4,000,001 to $ 5,000,000.
$ 5,000,001 to $10,000,000.
$10,000,001 or more........
          Total............                               $                    %

                  Average Original Principal Balance is $[ ].


     Distribution of Scheduled Principal Balances as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                             Percentage of
                                                                               Mortgage
                                                                              Loan Group
                                                        Aggregate            by Aggregate
                                    Number of           Scheduled             Scheduled
         Scheduled               Mortgage Loans     Principal Balance      Principal Balance
    Principal Balances                 As of               As of                  As of
  as of Information Date        Information Date    Information Date       Information Date
- -------------------------       ----------------    -----------------      -----------------
$    50,000 or less.....                                  $                      %
$    50,001 to $ 100,000.....
$   100,001 to $ 200,000.....
$   200,001 to $ 400,000.....
$   400,001 to $ 600,000.....
$   600,001 to $ 800,000.....
$   800,001 to $ 1,000,000...
$ 1,000,001 to $ 2,000,000...
$ 2,000,001 to $ 3,000,000...
$ 3,000,001 to $ 4,000,000...
$ 4,000,001 to $ 5,000,000...
$ 5,000,001 to $10,000,000...
$10,000,001 or more..........
          Total...............                            $                      %

    Average Scheduled Principal Balance as of the Information Date is $[ ].



                        Original Terms to Stated Maturity
                   of Mortgage Loans in Mortgage Loan Group 3*

                                                              Percentage of
                                                                 Mortgage
                                                                 Loan Group
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
  Original Number     Mortgage Loans     Principal Balance   Principal Balance
    of Years to            As of               As of               As of
  Stated Maturity    Information Date    Information Date    Information Date
- ------------------   ----------------    ----------------    -----------------
 5 years or less.                               $                   %
 5+ to  7 years..
 7+ to 10 years..
10+ to 15 years..
15+ to 20 years..
20+ to 30 years..
30 years or more.
          Total..                               $                   %

        Weighted Average Original Term to Stated Maturity is [ ] years.

- ----------

 * Without giving effect to any modification or extension of maturity date.



                      Remaining Terms to Stated Maturity of
                 Balloon Mortgage Loans in Mortgage Loan Group 3

                                                                Percentage of
                                                               Balloon Mortgage
                                                               Loans in Mortgage
                                                                  Loan Group
                                             Aggregate           by Aggregate
                           Number of        Scheduled             Scheduled
   Years Remaining      Mortgage Loans    Principal Balance   Principal Balance
 as of Information           As of              As of               As of
        Date           Information Date   Information Date     Information Date
 ------------------    ----------------   ------------------   -----------------
  1 year or less...                              $                    %
  1+ to  2 years...
  2+ to  3 years...
  3+ to  4 years...
  4+ to  5 years*..
  5+ to 10 years...
 10+ to 15 years...
 15+ to 20 years...
 20+ to 30 years...
           Total...                              $                    %

        Weighted Average Remaining Term to Stated Maturity is [ ] years.

- ----------

* Includes Matured Performing interest only Balloon Mortgage Loans.


                      Remaining Terms to Stated Maturity of
            Fully Amortizing Mortgage Loans in Mortgage Loan Group 3

                                                                Percentage of
                                                              Fully Amortizing
                                                                Mortgage Loans
                                                                  in Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                            Number of           Scheduled         Scheduled
   Years Remaining       Mortgage Loans     Principal Balance  Principal Balance
 as of Information            As of              As of               As of
       Date*             Information Date   Information Date    Information Date
- -------------------     ----------------   ------------------  ----------------
 5 years or less...                                $                   %
 5+ to 10 years....
10+ to 15 years....
15+ to 20 years....
20+ to 30 years....
          Total....                                $                   %

        Weighted Average Remaining Term to Stated Maturity is [ ] years.

- ----------

* Includes  Fully  Amortizing  Matured  Performing  Mortgage  Loans and  Balloon
  Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 3

                                                              Percentage of
                                                                 Mortgage
                                                                Loan Group
                                            Aggregate          by Aggregate
                          Number of          Scheduled           Scheduled
  Number of Years      Mortgage Loans    Principal Balance   Principal Balance
as of Information           As of              As of               As of
       Date           Information Date   Information Date    Information Date
- ------------------    ----------------   ------------------  ----------------

1 year or less....                               $                 %
1 + to  2 years...
2 + to  3 years...
3 + to  4 years...
4 + to  5 years...
5 + to  6 years...
6 + to  7 years...
7 + to  8 years...
8 + to  9 years...
9 + to 10 years...
Over 10 years.....
          Total...                               $                 %

                    Weighted Average Seasoning is [ ] years.


                 Mortgage Interest Rates as of Information Date
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
                                 As of              As of             As of
Mortgage Interest Rates   Information Date   Information Date   Information Date
- -----------------------   ----------------   ----------------   ----------------
 4.00% to 4.99%........                             $                  %
 5.00% to  5.99%.......
 6.00% to  6.99%.......
 7.00% to  7.99%.......
 8.00% to  8.99%.......
 9.00% to  9.99%.......
10.00% to 10.99%.......
11.00% to 11.99%.......
12.00% to 12.99%.......
          Total........                             $                  %

                Weighted Average Mortgage Interest Rate is [ ]%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                   Loan Group
                                               Aggregate          by Aggregate
                             Number of         Scheduled           Scheduled
                          Mortgage Loans   Principal Balance   Principal Balance
     Loan-to-Value             As of             As of               As of
Ratios at Origination*   Information Date  Information Date    Information Date
- ----------------------   ----------------  ----------------    -----------------
 50.00% or less.......                            $                   %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
          Total.......                            $                    %

         Weighted Average Loan-to-Value Ratio at Origination is [ ]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.


          LIBOR -- 1 Month Range of Ratios of Current Loan Balance-to-Original Value as of Information Date in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
  Ratios of Current Loan          As of            As of             As of
Balance-to-Original Value*  Information Date Information Date   Information Date
- --------------------------  ---------------- ----------------   ----------------
50.00% or less...........                            $                 %
50.01% to  60.00%........
60.01% to  70.00%........
70.01% to  80.00%........
80.01% to  90.00%........
90.01% to 100.00%........
100.01% or more..........
Unknown..................
        Total............                            $                 %

    Weighted Average Current Loan Balance-to-Original Value Ratio is [ ]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 3

                                                             Percentage of
                                                               Mortgage
                                                               Loan Group
                                         Aggregate            by Aggregate
                      Number of           Scheduled            Scheduled
                   Mortgage Loans     Principal Balance    Principal Balance
                        As of              As of                 As of
Lien Position*    Information Date    Information Date     Information Date
- --------------    ----------------    ----------------     -----------------
First lien**..                              $                    %
Second Lien...
Third Lien....
Not Available.
                                            $                    %
    Total.....

- ----------

 * In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.


                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 3

                                                                            Percentage of
                                                                              Mortgage
                                                                             Loan Group
                                                           Aggregate          by Aggregate
                                       Number of           Scheduled           Scheduled
                                    Mortgage Loans    Principal Balance     Principal Balance
                                         As of              As of                As of
 Type of Mortgaged Properties     Information Date    Information Date     Information Date
- -----------------------------     ----------------    ----------------     ----------------
Industrial/Warehouse.........                                $                    %
Lodging......................
Mini Warehouse...............
Mixed Use Building...........
Mobile Home Park.............
Multifamily (5-36 Units).....
Multifamily (37-200 Units)...
Multifamily (Over 200 Units).
Multifamily -- Other.........
Hospital/Nursing Home........
School/Religious Building....
Office.......................
Retail.......................
Land.........................
Other Commercial.............
Not Available................
          Total..............                                $                     %


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 3

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                           Aggregate            by Aggregate
                       Number of           Scheduled               Scheduled
                    Mortgage Loans     Principal Balance       Principal Balance
                         As of               As of                  As of
   Location        Information Date     Information Date       Information Date
- --------------     ----------------    -----------------       -----------------
Alabama............                            $                       %
California.........
Colorado...........
Connecticut........
Delaware...........
District of
Columbia...........
Florida............
Georgia............
Illinois...........
Indiana............
Kansas.............
Louisiana..........
Maryland...........
Massachusetts......
Mississippi........
New Jersey.........
New Mexico.........
New York...........
North Carolina.....
Ohio...............
Oklahoma...........
Pennsylvania.......
Rhode Island.......
Tennessee..........
Texas..............
Utah...............
Virginia...........
Washington.........
          Total....                            $                       %


                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                              Number of        Scheduled          Scheduled
                           Mortgage Loans   Principal Balance  Principal Balance
                               As of             As of               As of
  County Concentration*   Information Date   Information Date   Information Date
- -----------------------   ----------------   ----------------   ----------------
Los Angeles County                                   $                 %
   90006 Los Angeles..
   90706 Bellflower...
   91355 Valencia.....
   Other Zip Codes....
Total Los Angeles
County................
All Other Counties....
        Total.........                               $                 %

- ----------

* Zip Code concentrations are indicated above only if the percentage exceeds 1.5% in the counties noted. Monthly Payments Delinquent as of the Information Date of Mortgage Loans in Mortgage Loan Group 3.



                                                                      Percentage of
                                                                        Mortgage
                                                                       Loan Group
                                                       Aggregate       by Aggregate
                                     Number of         Scheduled         Scheduled
                                  Mortgage Loans   Principal Balance  Principal Balance
                                       As of             As of              As of
   Monthly Payments Delinquent   Information Date  Information Date   Information Date
   ---------------------------   ----------------  ----------------   ----------------
None (0-29 days past due).......                         $                  %
One Payment (30-59 days past
due)............................
          Total.................                         $                  %


 Delinquency History for the Past Twenty-Four Months As of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 3
                                                                                            Percentage of
                                                                                               Mortgage
                                                                                             Loan Group
                                                                       Aggregate             by Aggregate
                                                  Number of            Scheduled              Scheduled
                                               Mortgage Loans      Principal Balance      Principal Balance
                                                   As of                As of                   As of
             Delinquency History*              Information Date     Information Date       Information Date
- --------------------------------------------   ----------------     ----------------       ------------------
No 30 Day or Greater Delinquency in last 24                               $                      %
  months.....................................
One Payment Delinquent (30-59 days) in last
  last 24 months
     1 time 30-day delinquent in last 24
       months................................
     2 times 30-day delinquent in last 24
       months................................
     More than 2 times 30-day delinquent in
       last 24 months........................
Two Payments Delinquent (60-89 days) in
  last 24 months**
     1 time 60-day delinquent in last 24
       months................................
     2 times 60-day delinquent in last 24
       months................................
     More than 2 times 60-day delinquent
       in the last 24 months ................
Three or more Payments Delinquent (90
  Days+) in last 24 months**
     1 time 90-day delinquent in last 24
       months................................
     2 times 90-day delinquent in last 24
       months................................
     More than 2 times 90-day delinquent in
       last 24 months........................
          Total.............................                              $                      %

- ----------

 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Mortgage Loans in Mortgage Loan Group 3, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately  [___]% and [_____]% of the Mortgage  Loans included in Two and
   Three Payments Delinquent, respectively, have been modified since the delinquency.

               Margins of Mortgage Loans in Mortgage Loan Group 3

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
                      Mortgage Loans     Principal Balance   Principal Balance
                           As of               As of               As of
      Margins        Information Date     Information Date    Information Date
      -------        ----------------     ----------------    ----------------
No Stated Margin                                 $                    %
Less than Zero..
0.01% to 0.99%..
1.00% to 1.99%..
2.00% to 2.99%..
3.00% to 3.99%..
4.00% or more...
          Total.                                 $                    %

                       Weighted Average Margin is [____]%.


            Maximum Rates of Mortgage Loans in Mortgage Loan Group 3

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
                      Mortgage Loans     Principal Balance   Principal Balance
                           As of               As of               As of
  Maximum Rates      Information Date     Information Date    Information Date
  -------------      ----------------     ----------------    ----------------
No Maximum Rate...                              $                   %
12.00% to 12.99%..
13.00% to 13.99%..
14.00% to 14.99%..
15.00% to 15.99%..
16.00% to 16.99%..
17.00% to 17.99%..
18.00% to 18.99%..
19.00% to 19.99%..
          Total...                              $                   %

                   Weighted Average Maximum Rate is [____]%.*

- ----------

* Excludes ARMs with no Maximum Rate.

         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 3

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                           Number of         Scheduled           Scheduled
                        Mortgage Loans   Principal Balance   Principal Balance
                             As of             As of               As of
Floor Interest Rates    Information Date   Information Date    Information Date
- --------------------    ----------------   ----------------    ----------------
No Minimum Rate....                              $                   %
Less than 6.00%....
6.00% to 6.99%.....
7.00% to 7.99%.....
8.00% to 8.99%.....
          Total....                              $                   %

                Weighted Average Floor Interest Rate is [____]%.*
- ----------

* Excludes ARMs with no Floor Interest Rates.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                             Number of         Scheduled           Scheduled
                          Mortgage Loans   Principal Balance   Principal Balance
Periodic Rate                 As of             As of               As of
Adjustment Caps          Information Date  Information Date    Information Date
- ---------------          ----------------  ----------------    ----------------
No Periodic Adjustment                           $                   %
Cap....................
Less than 1.00%........
1.00% to 1.99%.........
2.00% to 2.99%.........
3.00% to 3.99%.........
4.00% or more..........
          Total........                          $                   %


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                             Number of         Scheduled           Scheduled
                          Mortgage Loans   Principal Balance   Principal Balance
Interest                      As of             As of               As of
Adjustment Frequency     Information Date  Information Date    Information Date
- --------------------     ----------------  ----------------    ----------------
Monthly...............                            $                  %
Quarterly.............
Semi-Annually.........
Annually..............
Two Years.............
Thirty Months.........
Thirty-Five Months....
Three Years...........
Five Years............
Adjusts with Index....
          Total.......                            $                  %

                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                             Number of         Scheduled           Scheduled
                          Mortgage Loans   Principal Balance   Principal Balance
Payment                       As of             As of               As of
Adjustment Frequency     Information Date  Information Date    Information Date
- --------------------     ----------------  ----------------    ----------------
Monthly...............                           $                   %
Quarterly.............
Semi-Annually.........
Annually..............
Two Years.............
Thirty Months.........
Thirty-Five Months....
Three Years...........
Five Years............
Fixed Payment.........
Adjusts with Index....
          Total.......                           $                   %



                                     Indexes
                   of Mortgage Loans in Mortgage Loan Group 3
                                                                                                    Percentage of
                                                                                                      Mortgage
                                                                                                     Loan Group
                                                                             Aggregate              by Aggregate
                                                      Number of              Scheduled                Scheduled
                                                   Mortgage Loans        Principal Balance        Principal Balance
                                                       As of                  As of                    As of
         Indexes                                  Information Date       Information Date         Information Date
- --------------------                              ----------------       ----------------         ----------------
Treasury -- 5 Year Bond Rate................                                   $                        %
COFI 9th District Dallas....................
COFI 11th District Weighted Average.........
COFI 4th District Atlanta...................
COFI 5th District Cincinnati 3 Year
Borrowing...................................
FHLB 3 Year Advance Rate Pittsburgh.........
FHLB 3 Year Fixed Advance Rate Dallas.......
FHLB 5 Year Advance Rate Atlanta............
FHLB 5th District COFI......................
FHLB Advance Rate...........................
FHLB Contract...............................
LIBOR 1 Year................................
National Average of Lenders -- FHLB
  (Previously Occupied Homes)...............
PRIME Bank of Boston........................
PRIME Mercantile Safe Deposit & Trust,
  Maryland..................................
PRIME As Stated In Wall Street Journal......
PRIME Bank One of Dallas....................
PRIME Chase Manhattan Bank..................
PRIME Chemical Bank of New York.............
PRIME Citibank..............................
Treasury -- 1 Year Monthly Average..........
Treasury -- 1 Year Weekly Average...........
Treasury -- 1 Year Auction Yield............
Treasury -- 1 Year T-Bill 6 Month Average...
Treasury -- 13 Week T-Bill..................
Treasury -- 2 Year Constant Maturity........
Treasury -- 26 Week T-Bill Weekly Average...
Treasury -- 3 Year Monthly Average..........
Treasury -- 3 Year Weekly Average...........
Treasury -- 5 Year Weekly Average...........
Treasury -- 6 Month Constant Maturity.......
Treasury -- 6 Month Monthly Average.........
Treasury -- 91 Day T-Bill...................
Weighted Average COFI for CA Members
  of SF FHLB................................
          Total.............................                               $                 %



                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 3

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                             Number of         Scheduled           Scheduled
                          Mortgage Loans   Principal Balance   Principal Balance
                              As of             As of               As of
Negative Amortization    Information Date  Information Date    Information Date
- --------------------     ----------------  ----------------    ----------------
Negative Amortization...                          $                    %
No Negative
Amortization............
          Total.........                          $                    %


    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 3

                                                                                 Percentage of
                                                                                   Mortgage
                                                                                  Loan Group
                                                             Aggregate           by Aggregate
                                         Number of           Scheduled             Scheduled
                                      Mortgage Loans     Principal Balance     Principal Balance
Loans-to-Facilitate and                   As of               As of                 As of
Modified Mortgage Loans              Information Date    Information Date      Information Date
- -----------------------              ----------------    ----------------      ----------------
Loans-to-Facilitate (Non-RTC)(1)..                             $                     %
Modified Mortgage Loans(2)........
Not Applicable....................
          Total...................                             $                     %

- ----------
(1) Loans originated by a non-RTC institution to facilitate the sale of REO.

(2) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.

                                    Exhibit D

                              Mortgage Loan Group 4

                   Distribution of Original Principal Balances of Mortgage Loans in Mortgage Loan Group 4

                                                                           Percentage of
                                                                             Mortgage
                                                                             Loan Group
                                                        Aggregate           by Aggregate
                                   Number of            Scheduled            Scheduled
                               Mortgage Loans       Principal Balance    Principal Balance
                                     As of                As of                As of
Original Principal Balances    Information Date     Information Date     Information Date
- ---------------------------    ----------------     ----------------     ----------------
$    50,000 or less.........                               $                    %
$    50,001 to $ 100,000...
$   100,001 to $ 200,000..
$   200,001 to $ 400,000...
$   400,001 to $ 600,000 ..
$   600,001 to $ 800,000 ..
$   800,001 to $ 1,000,000.
$ 1,000,001 to $ 2,000,000.
$ 2,000,001 to $ 3,000,000.
$ 3,000,001 to $ 4,000,000.
$ 4,000,001 to $ 5,000,000.
$ 5,000,001 to $10,000,000.
$10,000,001 or more........
          Total............                                $                    %

                 Average Original Principal Balance is $651,882.


     Distribution of Scheduled Principal Balances as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                             Percentage of
                                                                               Mortgage
                                                                              Loan Group
                                                        Aggregate            by Aggregate
                                    Number of           Scheduled             Scheduled
         Scheduled               Mortgage Loans     Principal Balance      Principal Balance
    Principal Balances                 As of               As of                  As of
  as of Information Date        Information Date    Information Date       Information Date
- -------------------------       ----------------    -----------------      -----------------
$    50,000 or less.....                                   $                      %
$    50,001 to $ 100,000.....
$   100,001 to $ 200,000.....
$   200,001 to $ 400,000.....
$   400,001 to $ 600,000.....
$   600,001 to $ 800,000.....
$   800,001 to $ 1,000,000...
$ 1,000,001 to $ 2,000,000...
$ 2,000,001 to $ 3,000,000...
$ 3,000,001 to $ 4,000,000...
$ 4,000,001 to $ 5,000,000...
$ 5,000,001 to $10,000,000...
$10,000,001 or more..........
          Total...............                             $                      %

Average Scheduled Principal Balance as of the Information Date is $[_________].


                       Original Terms to Stated Maturity
                  of Mortgage Loans in Mortgage Loan Group 4*

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                             Aggregate           by Aggregate
                          Number of          Scheduled             Scheduled
  Original Number      Mortgage Loans    Principal Balance     Principal Balance
    of Years to             As of              As of                 As of
  Stated Maturity     Information Date   Information Date      Information Date
  ---------------     ----------------   ----------------      ----------------
 5 years or less.           138            $111,314,910             30.44%
 5+ to  7 years..           214             169,848,608             46.44
 7+ to 10 years..            62              31,196,380              8.53
10+ to 15 years..            37              21,667,987              5.92
15+ to 20 years..            45               6,581,606              1.80
20+ to 30 years..           150              25,091,078              6.86
30 years or more.             1                  24,776              0.01
                            ---            ------------            ------
          Total..           647            $365,725,345            100.00%
                            ===            ============            ======

         Weighted Average Original Term to Stated Maturity is 8.1 years.

- ----------

* Without giving effect to any modification or extension of maturity date.


                            Remaining Terms to Stated Maturity of
                       Balloon Mortgage Loans in Mortgage Loan Group 4

                                                                 Percentage of
                                                                   Balloon
                                                                 Mortgage Loans
                                                                  in Mortgage
                                                                  Loan Group
                                             Aggregate           by Aggregate
                          Number of          Scheduled            Scheduled
 Years Remaining      Mortgage Loans    Principal Balance     Principal Balance
    As of                  As of              As of                 As of
Information Date       Information Date   Information Date      Information Date
- ----------------       ----------------   ----------------      ----------------
 1 year or less....                              $                    %
 1+ to  2 years....
 2+ to  3 years....
 3+ to  4 years....
 4+ to  5 years*...
 5+ to 10 years....
10+ to 15 years....
15+ to 20 years....
          Total....                              $                    %

       Weighted Average Remaining Term to Stated Maturity is [___] years.

- ----------

* Includes Matured Performing interest only Balloon Mortgage Loans.


                 Remaining Terms to Stated Maturity of
        Fully Amortizing Mortgage Loans in Mortgage Loan Group 4

                                                                Percentage of
                                                              Fully Amortizing
                                                                Mortgage Loans
                                                                  in Mortgage
                                                                  Loan Group
                                                Aggregate        by Aggregate
                            Number of           Scheduled         Scheduled
   Years Remaining       Mortgage Loans     Principal Balance  Principal Balance
 as of Information            As of              As of               As of
       Date*             Information Date   Information Date    Information Date
- -------------------     ----------------   ------------------  ----------------
 5 years or less...                                $                   %
 5+ to 10 years....
10+ to 15 years....
15+ to 20 years....
20+ to 30 years....
          Total....                                $                   %

         Weighted Average Remaining Term to Stated Maturity is [____] years.

- ----------

* Includes Fully Amortizing Matured Performing Mortgage Loans and Balloon Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                           Seasoning of Mortgage Loans
                            in Mortgage Loan Group 4

                                                              Percentage of
                                                                 Mortgage
                                                                Loan Group
                                            Aggregate          by Aggregate
                          Number of          Scheduled           Scheduled
  Number of Years      Mortgage Loans    Principal Balance   Principal Balance
as of Information           As of              As of               As of
       Date           Information Date   Information Date    Information Date
- ------------------    ----------------   ------------------  ----------------

1 year or less....                               $                 %
1 + to  2 years...
2 + to  3 years...
3 + to  4 years...
4 + to  5 years...
5 + to  6 years...
6 + to  7 years...
7 + to  8 years...
8 + to  9 years...
9 + to 10 years...
Over 10 years.....
          Total...                               $                 %

                   Weighted Average Seasoning is [____] years.


                 Mortgage Interest Rates As of Information Date
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                  Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                 Aggregate        by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans  Principal Balance  Principal Balance
                                 As of             As of            As of
  Mortgage Interest Rates  Information Date  Information Date  Information Date
  -----------------------  ----------------  ----------------  ----------------
  5.00% to  5.99%.......                            $                 %
  6.00% to  6.99%.......
  7.00% to  7.99%.......
  8.00% to  8.99%.......
  9.00% to  9.99%.......
 10.00% to 10.99%.......
 11.00% to 11.99%.......
 12.00% to 12.99%.......
 13.00% to 13.99%.......
 14.00% to 14.99%.......
 15.00% to 15.99%.......
           Total........                            $                 %

               Weighted Average Mortgage Interest Rate is [____]%.


                       Loan-to-Value Ratios at Origination
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                  Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                Aggregate         by Aggregate
                             Number of          Scheduled           Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
     Loan-to-Value             As of              As of               As of
Ratios at Origination*   Information Date   Information Date    Information Date
- ----------------------   ----------------   ----------------    ----------------
 50.00% or less.......                             $                   %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
          Total.......                             $                   %

       Weighted Average Loan-to-Value Ratio at Origination is [_____]%.**

- ----------
* In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.


            Range of Ratios of Current Loan Balance-to-Original Value
                 As of Information Date in Mortgage Loan Group 4

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance Principal Balance
  Ratios of Current Loan          As of            As of             As of
Balance-to-Original Value*  Information Date Information Date   Information Date
- --------------------------  ---------------- ----------------   ----------------
 50.00% or less...........                           $                 %
 50.01% to  60.00%........
 60.01% to  70.00%........
 70.01% to  80.00%........
 80.01% to  90.00%........
 90.01% to 100.00%........
100.01% or more...........
Unknown...................
          Total...........                           $                 %

   Weighted Average Current Loan Balance-to-Original Value Ratio is [____]%.**

- ----------
 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value
   Ratios.


                        Lien Positions of Mortgage Loans
                            in Mortgage Loan Group 4

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                             Aggregate           by Aggregate
                        Number of            Scheduled             Scheduled
                     Mortgage Loans      Principal Balance    Principal Balance
                          As of                As of                 As of
Lien Position*      Information Date     Information Date      Information Date
- --------------      ----------------     ----------------      ----------------
First lien**......                               $                    %
Second lien.......
Third lien........
Not Available.....
Total.............                               $                    %

- ----------
 * In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.


                                  Property Type
                of Mortgaged Properties in Mortgage Loan Group 4

                                                                  Percentage of
                                                                    Mortgage
                                                                   Loan Group
                                                Aggregate         by Aggregate
                              Number of         Scheduled          Scheduled
                           Mortgage Loans   Principal Balance  Principal Balance
         Type of                As of             As of              As of
  Mortgaged Properties    Information Date  Information Date    Information Date
  --------------------    ----------------  ----------------    ----------------
Industrial/Warehouse....                           $                    %
Lodging.................
Mini Warehouse..........
Mixed Use Building......
Mobile Home Park........
Multifamily (5-36 Units)
Multifamily (37-200
Units)..................
Multifamily -- Other....
Hospital/Nursing Home...
School/Religious
Building................
Office..................
Retail..................
Land/Water Utility......
Other Commercial........
Not Available...........
          Total.........                           $                    %


                             Geographic Distribution
                of Mortgaged Properties in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                             Aggregate          by Aggregate
                         Number of           Scheduled            Scheduled
                      Mortgage Loans     Principal Balance    Principal Balance
                           As of               As of                As of
      Location       Information Date    Information Date     Information Date
      --------       ----------------    ----------------     ----------------
Alabama............                             $                     %
Arizona............
Arkansas...........
California.........
Colorado...........
Connecticut........
Delaware...........
District of
Columbia...........
Florida............
Georgia............
Illinois...........
Indiana............
Kansas.............
Louisiana..........
Maine..............
Maryland...........
Massachusetts......
Michigan...........
Minnesota..........
Mississippi........
Missouri...........
Nevada.............
New Jersey.........
New Mexico.........
New York...........
North Carolina.....
Ohio...............
Oklahoma...........
Oregon.............
Pennsylvania.......
South Carolina.....
South Dakota.......
Tennessee..........
Texas..............
Virginia...........
Washington.........
West Virginia......
Wisconsin..........
Wyoming............
          Total....                             $                     %


                        County Concentrations (Over 10%)
                   of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                 Loan Group
                                              Aggregate         by Aggregate
                            Number of         Scheduled          Scheduled
                         Mortgage Loans   Principal Balance  Principal Balance
                              As of             As of              As of
County Concentration    Information Date  Information Date   Information Date
- --------------------    ----------------  ----------------   ----------------
No County has a
concentration
over 10%............


             Monthly Payments Delinquent as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                  Mortgage
                                                               Loan Group
                                               Aggregate        by Aggregate
                            Number of          Scheduled         Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
Monthly Payments             As of              As of              As of
Delinquent               Information Date   Information Date    Information Date
- ----------               ----------------   ----------------    ----------------
None (0-29 days
  past due).............                            $                  %
One Payment (30-59 days
  past due).............
           Total........                            $                  %



 Delinquency History for the Past Twenty-Four Months as of the Information Date
                   of Mortgage Loans in Mortgage Loan Group 4

                                                                                         Percentage of
                                                                                            Percentage of
                                                                                               Mortgage
                                                                                             Loan Group
                                                                       Aggregate             by Aggregate
                                                  Number of            Scheduled              Scheduled
                                               Mortgage Loans      Principal Balance      Principal Balance
                                                   As of                As of                   As of
             Delinquency History*              Information Date     Information Date       Information Date
- --------------------------------------------   ----------------     ----------------       ------------------
No 30 Day or Greater Delinquency in last 24                               $                     %
  months.....................................
One Payment Delinquent (30-59 days) in last
  last 24 months
     1 time 30-day delinquent in last 24
       months................................
     2 times 30-day delinquent in last 24
       months................................
     More than 2 times 30-day delinquent in
       last 24 months........................
Two Payments Delinquent (60-89 days) in
  last 24 months**
     1 time 60-day delinquent in last 24
       months................................
     2 times 60-day delinquent in last 24
       months................................
Three or more Payments Delinquent (90
  Days+) in last 24 months**
     1 time 90-day delinquent in last 24
       months................................
     2 times 90-day delinquent in last 24
       months................................
     More than 2 times 90-day delinquent in
       last 24 months........................
          Total.............................                              $                     %


- ----------
 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Mortgage Loans in Mortgage Loan Group 4, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately  [____]% and [____]% of the Mortgage  Loans included in Two and
   Three Payments Delinquent, respectively, have been modified since the delinquency.


               Margins of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
                      Mortgage Loans     Principal Balance   Principal Balance
                           As of               As of               As of
      Margins        Information Date     Information Date    Information Date
      -------        ----------------     ----------------    ----------------
Fixed Rate
  Mortgage Loans                                 $                    %
No Stated Margin
1.00% to 1.99%..
2.00% to 2.99%..
3.00% to 3.99%..
4.00% or more...
        Total...                                 $                    %

                      Weighted Average Margin is [____]%.*
- ----------
* Excludes Fixed Rate Mortgage Loans.


            Maximum Rates of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
                      Mortgage Loans     Principal Balance   Principal Balance
                           As of               As of               As of
      Margins        Information Date     Information Date    Information Date
      -------        ----------------     ----------------    ----------------
Fixed Rate
  Mortgage Loans                                 $                    %
No Maximum Rate....
12.00% to 12.99%...
14.00% to 14.99%...
15.00% to 15.99%...
16.00% to 16.99%...
17.00% to 17.99%...
18.00% to 18.99%...
19.00% to 19.99%...
          Total....                              $                 %

                   Weighted Average Maximum Rate is [____]%.*
- ----------
* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.


         Floor Interest Rates of Mortgage Loans in Mortgage Loan Group 4

                                                                 Percentage of
                                                                   Mortgage
                                                                  Loan Group
                                               Aggregate         by Aggregate
                           Number of           Scheduled           Scheduled
                        Mortgage Loans     Principal Balance   Principal Balance
                             As of               As of               As of
Floor Interest Rates   Information Date     Information Date   Information Date
- --------------------   ----------------     ----------------   ----------------
Fixed Rate
  Mortgage Loans                                   $                  %
 8.00% to  8.99%...
 9.00% to  9.99%...
10.00% to 10.99%...
11.00% to 11.99%...
12.00% to 12.99%...
13.00% to 13.99%...
          Total....                                $                  %

                   Weighted Average Floor Interest Rate is [____]%.*
- ----------
* Excludes Fixed Rate Mortgage Loans.


                          Periodic Rate Adjustment Caps
                   of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                          Number of          Scheduled           Scheduled
                       Mortgage Loans    Principal Balance   Principal Balance
Periodic Rate              As of              As of               As of
Adjustment Caps       Information Date   Information Date    Information Date
- ---------------       ----------------   ----------------    ----------------
Fixed Rate
  Mortgage Loans....                             $                   %
No Periodic
  Adjustment Cap.....
1.00% to 1.99%.......
2.00% to 2.99%.......
          Total......                            $                   %


                          Interest Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                          Number of          Scheduled           Scheduled
                       Mortgage Loans    Principal Balance   Principal Balance
Interest Adjustment        As of              As of               As of
Frequency             Information Date   Information Date    Information Date
- -------------------   ----------------   ----------------    ----------------
Fixed Rate
  Mortgage Loans.....                           $                   %
Monthly..............
Quarterly............
Semi-Annually........
Annually.............
Three Years..........
Five Years...........
          Total......                           $                   %


                          Payment Adjustment Frequency
                   of Mortgage Loans in Mortgage Loan Group 4

                                                               Percentage of
                                                                 Mortgage
                                                                Loan Group
                                             Aggregate         by Aggregate
                          Number of          Scheduled           Scheduled
                       Mortgage Loans    Principal Balance   Principal Balance
Payment Adjustment         As of              As of               As of
Frequency             Information Date   Information Date    Information Date
- ------------------    ----------------   ----------------    ----------------
Fixed Rate
  Mortgage Loans.....                           $                   %
Monthly..............
Semi-Annually........
Annually.............
Three Years..........
Five Years...........
Fixed Payment........
          Total......                           $                   %


                                     Indexes
                    of Mortgage Loans in Mortgage Loan Group 4

                                                                               Percentage of
                                                                                   Mortgage
                                                                                 Loan Group
                                                               Aggregate         by Aggregate
                                             Number of         Scheduled           Scheduled
                                          Mortgage Loans   Principal Balance   Principal Balance
                                               As of             As of               As of
         Indexes                         Information Date  Information Date    Information Date
         -------                         ----------------  ----------------    ----------------
Fixed Rate Mortgage Loans.............                           $                     %
COFI 11th District Weighted Average...
COFI 4th District Atlanta.............
FHLB Advance Rate.....................
LIBOR 1 Month.........................
PRIME Frost National Bank.............
PRIME Mercantile Safe Deposit & Trust,
  Maryland............................
PRIME As Stated In Wall Street Journal
PRIME Chase Manhattan Bank............
PRIME Nationsbank.....................
Treasury -- 1 Year Weekly Average.....
Treasury -- 1 Year T-Bill 6 Month
Average...............................
Treasury -- 3 Year Weekly Average.....
Treasury -- 5 Year Weekly Average.....
Treasury -- 91 Day T-Bill.............
          Total.......................                           $                     %


                        Loans with Potential for Negative
                      Amortization in Mortgage Loan Group 4

                                                                Percentage of
                                                                  Mortgage
                                                                 Loan Group
                                              Aggregate         by Aggregate
                           Number of          Scheduled           Scheduled
                        Mortgage Loans    Principal Balance   Principal Balance
Negative                    As of              As of               As of
Amortization           Information Date   Information Date    Information Date
- ------------           ----------------   ----------------    ----------------
Negative
  Amortization......                             $                   %
No Negative
  Amortization......
          Total.....                             $                   %




    Loans-to-Facilitate and Modified Mortgage Loans in Mortgage Loan Group 4

                                                                                         Percentage of
                                                                                            Mortgage
                                                                                           Loan Group
                                                                        Aggregate         by Aggregate
                                                      Number of         Scheduled           Scheduled
                                                   Mortgage Loans   Principal Balance   Principal Balance
                                                        As of             As of               As of
Loans-to-Facilitate and Modified Mortgage Loans   Information Date  Information Date    Information Date
- -----------------------------------------------   ----------------  ----------------    ----------------
Loans-to-Facilitate (Seller - Originated                                   $                   %
  Loans)(1)...................................
Loans-to-Facilitate (Non-RTC)(2)..............
Affordable Housing Disposition Program
  (Seller - Originated Loans)(3)..............
Modified Mortgage Loans(4)....................
Not Applicable................................
          Total...............................                             $                   %

- ----------

(1)  Loans originated by an RTC institution to facilitate the sale of REO.

(2)  Loans originated by a non-RTC institution to facilitate the sale of REO.

(3)  Loans   originated  by  an  RTC  institution  to  facilitate  the  sale  of
     multifamily   REO  under  the  Affordable   Housing   Disposition   Program
     Guidelines.

(4) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.

                                    Exhibit E

                            All Mortgage Loan Groups

                   Distribution of Original Principal Balances
                     of Mortgage Loans in the Mortgage Pool

                                                                          Percentage of
                                                                            Mortgage
                                                                             Loan Group
                                                        Aggregate           by Aggregate
                                   Number of            Scheduled            Scheduled
                               Mortgage Loans       Principal Balance    Principal Balance
                                     As of                As of                As of
Original Principal Balances    Information Date     Information Date     Information Date
- ---------------------------    ----------------     ----------------     ----------------
$    50,000 or less.........                              $                     %
$    50,001 to $ 100,000...
$   100,001 to $ 200,000...
$   200,001 to $ 400,000...
$   400,001 to $ 600,000 ..
$   600,001 to $ 800,000 ..
$   800,001 to $ 1,000,000.
$ 1,000,001 to $ 2,000,000.
$ 2,000,001 to $ 3,000,000.
$ 3,000,001 to $ 4,000,000.
$ 4,000,001 to $ 5,000,000.
$ 5,000,001 to $10,000,000.
$10,000,001 or more........
          Total............                               $                     %

                     Average Original Principal Balance is $[____].


     Distribution of Scheduled Principal Balances as of the Information Date
                     of Mortgage Loans in the Mortgage Pool

                                                                          Percentage of
                                                                            Mortgage
                                                                             Loan Group
                                                        Aggregate           by Aggregate
                                   Number of            Scheduled            Scheduled
                               Mortgage Loans       Principal Balance    Principal Balance
Scheduled Principal Balances         As of                As of                As of
as of Information Date         Information Date     Information Date     Information Date
- ----------------------------   ----------------     ----------------     ----------------
$    50,000 or less.........                               $                    %
$    50,001 to $ 100,000...
$   100,001 to $ 200,000...
$   200,001 to $ 400,000...
$   400,001 to $ 600,000 ..
$   600,001 to $ 800,000 ..
$   800,001 to $ 1,000,000.
$ 1,000,001 to $ 2,000,000.
$ 2,000,001 to $ 3,000,000.
$ 3,000,001 to $ 4,000,000.
$ 4,000,001 to $ 5,000,000.
$ 5,000,001 to $10,000,000.
$10,000,001 or more........
          Total............                                $                    %



   Average Scheduled Principal Balance as of the Information Date is $[____].

                        Original Terms to Stated Maturity
                     of Mortgage Loans in the Mortgage Pool*

                                                                Percentage of
                                                                Mortgage Pool
                                               Aggregate         by Aggregate
                           Number of           Scheduled           Scheduled
  Original Number       Mortgage Loans    Principal Balance   Principal Balance
    of Years to              As of              As of               As of
  Stated Maturity      Information Date   Information Date    Information Date
  ---------------      ----------------   ----------------    ----------------
 5 years or less.                                $                    %
 5+ to  7 years..
 7+ to 10 years..
10+ to 15 years..
15+ to 20 years..
20+ to 30 years..
30 years or more.
          Total..                                $                    %

      Weighted Average Original Term to Stated Maturity is [____] years.

- ----------

* Without giving effect to any modification or extension of maturity date.


                      Remaining Terms to Stated Maturity of
                   Balloon Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                    Balloon
                                                                Mortgage Loans
                                                               in Mortgage Pool
                                                                 by Aggregate
                                                Aggregate          Scheduled
                             Number of           Scheduled          Principal
                          Mortgage Loans    Principal Balance       Balance
   Years Remaining             As of              As of              As of
As of Information Date   Information Date   Information Date   Information Date
- ----------------------   ----------------   ----------------   ----------------
 1 year or less.......                              $                 %
 1+ to  2 years.......
 2+ to  3 years.......
 3+ to  4 years.......
 4+ to  5 years*......
 5+ to 10 years.......
10+ to 15 years.......
15+ to 20 years.......
20+ to 30 years.......
          Total.......                              $                 %

   Weighted Average Remaining Term to Stated Maturity is [____] years.

- ----------

* Includes Matured Performing interest only Balloon Mortgage Loans.

                      Remaining Terms to Stated Maturity of
              Fully Amortizing Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                               Fully Amortizing
                                                                Mortgage Loans
                                                               in Mortgage Pool
                                                                 by Aggregate
                                                 Aggregate         Scheduled
                             Number of           Scheduled         Principal
                          Mortgage Loans     Principal Balance      Balance
   Years Remaining             As of               As of             As of
As of Information Date*  Information Date    Information Date  Information Date
- -----------------------  -----------------   ----------------  ----------------
 5 years or less......                              $                 %
 5+ to 10 years.......
10+ to 15 years.......
15+ to 20 years.......
20+ to 30 years.......
          Total.......                              $                 %

   Weighted Average Remaining Term to Stated Maturity is [____] years.

- ----------

* Includes  Fully Amortizing  Matured  Performing  Mortgage  Loans and  Balloon
  Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                           Seasoning of Mortgage Loans
                              in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                              Aggregate        by Aggregate
                             Number of         Scheduled          Scheduled
                          Mortgage Loan    Principal Balance  Principal Balance
   Number of Years             As of             As of              As of
As of Information Date   Information Date  Information Date   Information Date
- ----------------------   ----------------  ----------------   ----------------
1 year or less........                             $                  %
1+ to  2 years........
2+ to  3 years........
3+ to  4 years........
4+ to  5 years........
5+ to  6 years........
6+ to  7 years........
7+ to  8 years........
8+ to  9 years........
9+ to 10 years........
Over 10 years.........
          Total.......                             $                  %

          Weighted Average Seasoning is [____] years.

                 Mortgage Interest Rates As of Information Date
                     of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                               Aggregate        by Aggregate
                             Number of         Scheduled          Scheduled
                          Mortgage Loans   Principal Balance  Principal Balance
                               As of             As of              As of
Mortgage Interest Rates  Information Date  Information Date   Information Date
- -----------------------  ----------------  ----------------   ----------------
Less than 4.00%........                             $                 %
 4.00% to  4.99%.......
 5.00% to  5.99%.......
 6.00% to  6.99%.......
 7.00% to  7.99%.......
 8.00% to  8.99%.......
 9.00% to  9.99%.......
10.00% to 10.99%.......
11.00% to 11.99%.......
12.00% to 12.99%.......
13.00% to 13.99%.......
14.00% to 14.99%.......
15.00% to 15.99%.......
          Total........                             $                 %

           Weighted Average Mortgage Interest Rate is [____]%.


                       Loan-to-Value Ratios at Origination
                     of Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                Aggregate        by Aggregate
                             Number of          Scheduled          Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
     Loan-to-Value             As of              As of               As of
Ratios at Origination*   Information Date   Information Date    Information Date
- ----------------------   ----------------   ----------------    ----------------
 50.00% or less.......                              $                 %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
          Total.......                              $                 %

   Weighted Average Loan-to-Value Ratio at Origination is [____]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

          Range of Ratios of Current Loan Balance-to-Original Value
                 As of Information Date in the Mortgage Pool

                                                                   Percentage of
                                                                   Mortgage Pool
                                                  Aggregate        by Aggregate
                                Number of         Scheduled         Scheduled
                             Mortgage Loans   Principal Balance     Principal
  Ratios of Current Loan          As of             As of         Balance As of
Balance-to-Original Value*  Information Date  Information Date  Information Date
- --------------------------  ----------------  ----------------  ----------------
 50.00% or less...........                           $                 %
 50.01% to  60.00%........
 60.01% to  70.00%........
 70.01% to  80.00%........
 80.01% to  90.00%........
 90.01% to 100.00%........
100.01% or more...........
Unknown...................
          Total...........                           $                 %

  Weighted Average Current Loan Balance-to-Original Value Ratio is [____]%.**

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.


                        Lien Positions of Mortgage Loans
                              in the Mortgage Pool

                                                           Percentage of
                                                           Mortgage Pool
                                         Aggregate         by Aggregate
                      Number of          Scheduled           Scheduled
                   Mortgage Loans    Principal Balance   Principal Balance
                        As of              As of               As of
Lien Position*    Information Date   Information Date    Information Date
- --------------    ----------------   ----------------    ----------------
First lien**..                              $                    %
Second lien...
Third lien....
Not Available.
                                            $                    %
Total.........

- ----------

 * In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.

                                  Property Type
                  of Mortgaged Properties in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                                Number of        Scheduled         Scheduled
                             Mortgage Loans  Principal Balance     Principal
          Type of                 As of            As of         Balance As of
   Mortgaged Properties     Information Date  Information Date  Information Date
   --------------------     ----------------  ----------------  ----------------
Industrial/Warehouse......                          $                 %
Lodging...................
Mini Warehouse............
Mixed Use Building........
Mobile Home Park..........
Multifamily (5-36 Units)..
Multifamily (37-200 Units)
Multifamily (Over 200
Units)....................
Multifamily -- Other......
Hospital/Nursing Home.....
School/Religious Building.
Office....................
Retail....................
Land/Water Utility........
Other Commercial..........
Not Available.............
          Total...........                          $                 %

                             Geographic Distribution
                  of Mortgaged Properties in the Mortgage Pool

                                                               Percentage of
                                                               Mortgage Pool
                                             Aggregate         by Aggregate
                         Number of           Scheduled           Scheduled
                      Mortgage Loans     Principal Balance   Principal Balance
                           As of               As of               As of
      Location       Information Date    Information Date    Information Date
      --------       ----------------    ----------------    ----------------
Alabama............                             $                 %
Arizona............
Arkansas...........
California.........
Colorado...........
Connecticut........
Delaware...........
District of
Columbia...........
Florida............
Georgia............
Illinois...........
Indiana............
Kansas.............
Kentucky...........
Louisiana..........
Maine..............
Maryland...........
Massachusetts......
Michigan...........
Minnesota..........
Mississippi........
Missouri...........
Nebraska...........
Nevada.............
New Jersey.........
New Mexico.........
New York...........
North Carolina.....
Ohio...............
Oklahoma...........
Oregon.............
Pennsylvania.......
Rhode Island.......
South Carolina.....
South Dakota.......
Tennessee..........
Texas..............
Utah...............
Virginia...........
Washington.........
West Virginia......
Wisconsin..........
Wyoming............
          Total....                             $                 %


                        County Concentrations (Over 10%)
                     of Mortgage Loans in the Mortgage Pool

                                                                                   Percentage of
                                                                                    Mortgage Pool
                                                                  Aggregate         by Aggregate
                                              Number of           Scheduled           Scheduled
                                           Mortgage Loans     Principal Balance   Principal Balance
                                                As of              As of               As of
          County Concentration            Information Date    Information Date    Information Date
          --------------------            ----------------    ----------------    ----------------
Los Angeles County......................                             $                   %
  No Zip Code has a concentration over
1.5%
All Other Counties......................
         Total..........................                             $                   %



             Monthly Payments Delinquent as of the Information Date
                     of Mortgage Loans in the Mortgage Pool

                                                                          Percentage of
                                                                          Mortgage Pool
                                                        Aggregate         by Aggregate
                                     Number of          Scheduled           Scheduled
                                  Mortgage Loans   Principal Balance   Principal Balance
                                       As of              As of               As of
   Monthly Payments Delinquent   Information Date   Information Date    Information Date
   ---------------------------   ----------------   ----------------    ----------------
None (0-29 days past due).......                          $                    %
One Payment (30-59 days past
due)............................
         Total..................                          $                    %


    Delinquency History for the Past Twelve Months as of the Information Date
                     of Mortgage Loans in the Mortgage Pool

                                                                                               Percentage of
                                                                                               Mortgage Pool
                                                                             Aggregate         by Aggregate
                                                         Number of           Scheduled           Scheduled
                                                      Mortgage Loans     Principal Balance   Principal Balance
                                                           As of               As of               As of
                Delinquency History*                 Information Date    Information Date    Information Date
                --------------------                 ----------------    ----------------    ----------------
 No 30 Day or Greater Delinquency in last 12 months                            $                  %
 One Payment Delinquent (30-59 days) in last 12
 months
   1 time 30-day delinquent in last 12 months.....
   2 times 30-day delinquent in last 12 months....
   More than 2 times 30-day delinquent in last 12
     months.......................................
 Two Payments Delinquent (60-89 days) in last 12
   months**
   1 time 60-day delinquent in last 12 months.....
   2 times 60-day delinquent in last 12 months....
   More than 2 times 60-day delinquent in last 12
     months.......................................
 Three or more Payments Delinquent (90 days+) in
 last 12 months**
   1 time 90-day delinquent in last 12 months.....
   2 times 90-day delinquent in last 12 months....
   More than 2 times 90-day delinquent in last 12
     months.......................................
          Total...................................                             $                  %

- ----------

 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Mortgage Loans, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately  [____]% and [____]% of the Mortgage  Loans included in Two and
   Three Payments Delinquent, respectively, have been modified since the delinquency.


                 Margins of Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
                                 As of             As of             As of
          Margins          Information Date  Information Date  Information Date
          -------          ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans                           $                 %
No Stated Margin.........
Less than Zero...........
0.01% to 0.99%...........
1.00% to 1.99%...........
2.00% to 2.99%...........
3.00% to 3.99%...........
4.00% or more............
          Total..........                           $                 %

                   Weighted Average Margin is [____]%.*
- ----------

* Excludes Fixed Rate Mortgage Loans.


              Maximum Rates of Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
                                 As of             As of             As of
       Maximum Rates       Information Date  Information Date  Information Date
       -------------       ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans                           $                 %
No Maximum Rate..........
Less than 11.99%.........
12.00% to 12.99%.........
13.00% to 13.99%.........
14.00% to 14.99%.........
15.00% to 15.99%.........
16.00% to 16.99%.........
17.00% to 17.99%.........
18.00% to 18.99%.........
19.00% to 19.99%.........
          Total..........                           $                 %

                   Weighted Average Maximum Rate is [____]%.*

- ----------

* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.

           Floor Interest Rates of Mortgage Loans in the Mortgage Pool

                                                                Percentage of
                                                                Mortgage Pool
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
                                 As of             As of             As of
   Floor Interest Rates    Information Date  Information Date  Information Date
   --------------------    ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans                           $                 %
No Minimum Rate..........
Less than 6.00%..........
 6.00% to  6.99%.........
 7.00% to  7.99%.........
 8.00% to  8.99%.........
 9.00% to  9.99%.........
10.00% to 10.99%.........
11.00% to 11.99%.........
12.00% to 12.99%.........
13.00% to 13.99%.........
          Total..........                           $                 %

              Weighted Average Floor Interest Rate is [____]%.*
- ----------

* Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.


                          Periodic Rate Adjustment Caps
                     of Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
       Periodic Rate             As of             As of             As of
      Adjustment Caps      Information Date  Information Date  Information Date
      ---------------      ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans.                          $                 %
No Periodic Adjustment
Cap.......................
Less than 1.00%...........
1.00% to 1.99%............
2.00% to 2.99%............
3.00% to 3.99%............
4.00% or more.............
          Total...........                          $                 %

                          Interest Adjustment Frequency
                     of Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
         Interest                As of             As of             As of
   Adjustment Frequency    Information Date  Information Date  Information Date
   --------------------    ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans                           $                 %
Monthly..................
Quarterly................
Semi-Annually............
Annually.................
Two Years................
Thirty Months............
Thirty-five Months.......
Three Years..............
Five Years...............
Adjusts with Index.......
          Total..........                           $                 %


                          Payment Adjustment Frequency
                     of Mortgage Loans in the Mortgage Pool

                                                                 Percentage of
                                                                 Mortgage Pool
                                                 Aggregate       by Aggregate
                               Number of         Scheduled         Scheduled
                            Mortgage Loans   Principal Balance Principal Balance
          Payment                As of             As of             As of
   Adjustment Frequency    Information Date  Information Date  Information Date
   --------------------    ----------------  ----------------  ----------------
Fixed Rate Mortgage Loans                           $                 %
Monthly..................
Quarterly................
Semi-Annually............
Annually.................
Two Years................
Thirty Months............
Thirty-five Months.......
Three Years..............
Five Years...............
Fixed Payment............
Adjusts with Index.......
          Total..........                           $                 %


                                     Indexes
                     of Mortgage Loans in the Mortgage Pool

                                                                                     Percentage of
                                                                                     Mortgage Pool
                                                                    Aggregate         by Aggregate
                                                 Number of          Scheduled           Scheduled
                                              Mortgage Loans    Principal Balance   Principal Balance
                                                   As of              As of               As of
                   Indexes                   Information Date   Information Date    Information Date
                   -------                   ----------------   ----------------    ----------------
Fixed Rate Mortgage Loans...................                           $                   %
Treasury - 5 Year Bond Rate.................
COFI 9th District Dallas....................
COFI 11th District Weighted Average.........
COFI 4th District Atlanta...................
COFI 5th District Cincinnati 3 Year
  Borrowing.................................
FHLB 3 Year Advance Rate Pittsburgh.........
FHLB 3 Year Fixed Advance Rate Dallas.......
FHLB 5 Year Advance Rate Atlanta............
FHLB 5th District COFI......................
FHLB Advance Rate...........................
FHLB Contract...............................
FHLMC 30 Year Mortgage Commitment...........
LIBOR 1 Month...............................
LIBOR 1 Year................................
LIBOR 6 Month...............................
National Average of Lenders -- FHLB
(Previously
  Occupied Homes)...........................
PRIME Bank of Boston........................
PRIME Frost National Bank...................
PRIME Mercantile Safe Deposit & Trust,
  Maryland..................................
PRIME As Stated In Wall Street Journal......
PRIME Bank One of Dallas....................
PRIME Chase Manhattan Bank..................
PRIME Chemical Bank of New York.............
PRIME Citibank..............................
PRIME Nationsbank...........................
Treasury - 1 Year Monthly Average...........
Treasury - 1 Year Weekly Average............
Treasury - 1 Year Auction Yield.............
Treasury - 1 Year T-Bill 6 Month Average....
Treasury - 13 Week T-Bill...................
Treasury - 2 Year Constant Maturity.........
Treasury - 26 Week T-Bill Weekly Average....
Treasury - 3 Year Monthly Average...........
Treasury - 3 Year Weekly Average............
Treasury - 5 Year Weekly Average............
Treasury - 6 Month Constant Maturity........
Treasury - 6 Month Monthly Average..........
Treasury - 91 Day T-Bill....................
Weighted Average COFI for CA Members of
  SF FHLB...................................
          Total.............................                           $                   %


                        Loans with Potential for Negative
                        Amortization in the Mortgage Pool


                                                                 Percentage of
                                                                 Mortgage Pool
                                                Aggregate        by Aggregate
                             Number of          Scheduled          Scheduled
                          Mortgage Loans    Principal Balance  Principal Balance
                               As of              As of              As of
  Negative Amortization  Information Date   Information Date   Information Date
  ---------------------  ----------------   ----------------   ----------------

Negative Amortization...                            $                 %
No Negative
Amortization............
          Total.........                            $                 %



      Loans-to-Facilitate and Modified Mortgage Loans in the Mortgage Pool
                                                                                            Percentage of
                                                                                             Mortgage Pool
                                                                          Aggregate          by Aggregate
                                                       Number of          Scheduled            Scheduled
                                                    Mortgage Loans    Principal Balance    Principal Balance
                                                         As of              As of                As of
Loans-to-Facilitate and Modified Mortgage Loans   Information Date   Information Date     Information Date
- -----------------------------------------------   ----------------   ----------------     ----------------
Loans-to-Facilitate (Seller - Originated
  Loans)(1)...................................                              $                    %
Loans-to-Facilitate (Non-RTC)(2)..............
Affordable Housing Disposition Program
  (Seller - Originated Loans)(3)..............
Affordable Housing Disposition Program
  (Non-RTC)(4)................................
Modified Mortgage Loans(5)....................
Not Applicable................................
          Total...............................                              $                    %

- ----------

(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans originated by an RTC institution to facilitate the sale of multifamily REO under the Affordable Housing Disposition Program Guidelines.

(4) Loans originated by a non-RTC institution to facilitate the sale of multifamily REO under the Affordable Housing Disposition Program Guidelines.

(5) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.



                                    Exhibit F


                      Mortgage Loans in Southern California

                            Distribution of Mortgage
                       Loan Groups in Southern California

                                            Multifamily                                            Commercial
                           ----------------------------------------------------    ------------------------------------------------
                                                               Percentage of                                       Percentage of
                                                               Southern                                            Southern
                                                               California                                          California
                                                               Multifamily by                                      Commercial by
                           Number of        Aggregate          Aggregate          Number of     Aggregate          Aggregate
                           Mortgage         Scheduled          Scheduled          Mortgage      Scheduled          Scheduled
                           Loans as of      Principal          Principal          Loans as of   Principal          Principal
                           Information      Balance as of      Balance as of      Information   Balance as of      Balance as of
                           Date             Information Date   Information Date   Date          Information Date   Information Date
                           ----             ----------------   ----------------   ----          ----------------   ----------------
Mortgage Loan Group 1..                     $                  %                                $                  %
Mortgage Loan Group 2..
Mortgage Loan Group 3..
Mortgage Loan Group 4..
         Total......                        $                  %                                $                  %

                                               Total
                            -------------------------------------------------
                                                             Percentage of
                                                             Total Southern
                                                             California by
                            Number of     Aggregate          Aggregate
                            Mortgage      Scheduled          Scheduled
                            Loans as of   Principal          Principal
                            Information   Balance as of      Balance as of
                            Date          Information Date   Information Date
                            ----          ----------------   ----------------
Mortgage Loan Group 1....                 $                  %
Mortgage Loan Group 2....
Mortgage Loan Group 3....
Mortgage Loan Group 4....
         Total......                      $                  %

                              County Concentrations
                    of Mortgage Loans in Southern California

                                            Multifamily                                            Commercial
                           ----------------------------------------------------    ------------------------------------------------
                                                               Percentage of                                       Percentage of
                                                               Southern                                            Southern
                                                               California                                          California
                                                               Multifamily by                                      Commercial by
                          Number of         Aggregate          Aggregate          Number of     Aggregate          Aggregate
                          Mortgage          Scheduled          Scheduled          Mortgage      Scheduled          Scheduled
                          Loans as of       Principal          Principal          Loans as of   Principal          Principal
                          Information       Balance as of      Balance as of      Information   Balance as of      Balance as of
 County Concentration     Date              Information Date   Information Date   Date          Information Date   Information Date
 --------------------     ----              ----------------   ----------------   ----          ----------------   ----------------
Los Angeles..........                       $                  %                                $                  %
Orange...............
Riverside............
San Bernardino.......
San Diego............
Ventura..............
         Total.......                       $                  %                                $                  %


                                            Total
                           ----------------------------------------------------

                                                               Percentage of
                                                               Total Southern
                                                               California by
                           Number of        Aggregate          Aggregate
                           Mortgage         Scheduled          Scheduled
                           Loans as of      Principal          Principal
                           Information      Balance as of      Balance as of
 County Concentration      Date             Information Date   Information Date
 --------------------      ----             ----------------   ----------------
Los Angeles..........                       $                  %
Orange...............
Riverside............
San Bernardino.......
San Diego............
Ventura..............
         Total.......                       $                  %

                        Zip Code (Over 2%) Concentrations
                    of Mortgage Loans in Southern California

                                            Multifamily                                            Commercial
                           ----------------------------------------------------    ------------------------------------------------
                                                               Percentage of                                      Percentage of
                                                               Southern                                           Southern
                                                               California                                         California
                                                               Multifamily by                                     Commercial by
                           Number of        Aggregate          Aggregate          Number of     Aggregate         Aggregate
                           Mortgage         Scheduled          Scheduled          Mortgage      Scheduled         Scheduled
                           Loans as of      Principal          Principal          Loans as of   Principal         Principal
                           Information      Balance as of      Balance as of      Information   Balance as of     Balance as of
      Zip Code             Date             Information Date   Information Date   Date          Information Date  Information Date
      --------             ----             ----------------   ----------------   ----          ----------------  ----------------
90006 - Los Angeles                         $                  %                                $                  %
90019 - Los Angeles
90027 - Los Angeles
90028 - Los Angeles
90068 - Los Angeles
90706 - Bellflower.
91355 - Valencia...
91401 - Van Nuys...
91763 - Montclair..
92040 - Lakeside...
92117 - San Diego..
All Other Zip Codes
         Total.....                         $                  %                                $                  %


                                            Total
                           ----------------------------------------------------
                                                               Percentage of
                                                               Total Southern
                                                               California by
                           Number of        Aggregate          Aggregate
                           Mortgage         Scheduled          Scheduled
                           Loans as of      Principal          Principal
                           Information      Balance as of      Balance as of
      Zip Code             Date             Information Date   Information Date
      --------             ----             ----------------   ----------------
90006 - Los Angeles                         $                  %
90019 - Los Angeles
90027 - Los Angeles
90028 - Los Angeles
90068 - Los Angeles
90706 - Bellflower
91355 - Valencia ..
91401 - Van Nuys ..
91763 - Montclair .
92040 - Lakeside ..
92117 - San Diego .
All Other Zip Codes
         Total ....                         $                  %


                   Distribution of Original Principal Balances
                    of Mortgage Loans in Southern California

                                            Multifamily                                            Commercial
                           ----------------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage
                                                                 Southern                                          of Southern
                                                                 California                                        California
                                                                 Multifamily by                                    Commercial
                                                 Aggregate       Aggregate                      Aggregate          by Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of    Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
    Original Principal Balances    Date          Date            Date             Date          Date               Date
    ---------------------------    ----          ----            ----             ----          ----               ----
$    50,000 or less............                  $               %                              $                  %
$    50,001 to $   100,000.....
$   100,001 to $   200,000.....
$   200,001 to $   400,000.....
$   400,001 to $   600,000.....
$   600,001 to $   800,000.....
$   800,001 to $ 1,000,000.....
$ 1,000,001 to $ 2,000,000.....
$ 2,000,001 to $ 3,000,000.....
$ 3,000,001 to $ 4,000,000.....
$ 4,000,001 to $ 5,000,000.....
$ 5,000,001 to $10,000,000.....
$10,000,001 or more............
         Total.................                  $               %                             $                   %
      Average Original Principal
      Balance is................



                                                     Total
                           ----------------------------------------------------
                                                                 Percentage of
                                                 Aggregate       Total Southern
                                   Number of     Scheduled       California by
                                   Mortgage      Principal       Aggregate
                                   Loans as      Balance         Scheduled
                                   of            as of           Principal
                                   Information   Information     Balance as of
 Original Principal Balances       Date          Date            Information Date
 ---------------------------       ----          ----            ----------------
$    50,000 or less............                  $               %
$    50,001 to $   100,000.....
$   100,001 to $   200,000.....
$   200,001 to $   400,000.....
$   400,001 to $   600,000.....
$   600,001 to $   800,000.....
$   800,001 to $ 1,000,000.....
$ 1,000,001 to $ 2,000,000.....
$ 2,000,001 to $ 3,000,000.....
$ 3,000,001 to $ 4,000,000.....
$ 4,000,001 to $ 5,000,000.....
$ 5,000,001 to $10,000,000.....
$10,000,001 or more............
         Total.................                  $               %
      Average Original Principal
      Balance is...............


     Distribution of Scheduled Principal Balances as of the Information Date
                    of Mortgage Loans in Southern California

                                            Multifamily                                            Commercial
                           ----------------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                    Percentage
                                                                 Southern                                         of Southern
                                                                 California                                       California
                                                                 Multifamily by                                   Commercial
                                                 Aggregate       Aggregate                     Aggregate          by Aggregate
                                   Number of     Scheduled       Scheduled        Number of    Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage     Principal          Principal
             Scheduled             Loans as of   Balance as of   Balance as of    Loans as of  Balance as of      Balance as
         Principal Balances        Information   Information     Information      Information  Information        of
       as of Information Date      Date          Date            Date             Date         Date               Information Date
       ----------------------      ----          ----            ----             ----         ----               ----------------
$   50,000 or less.............                  $               %                              $                  %
$   50,001 to $  100,000.......
$  100,001 to $  200,000.......
$  200,001 to $  400,000.......
$  400,001 to $  600,000.......
$  600,001 to $  800,000.......
$  800,001 to $ 1,000,000......
$ 1,000,001 to $ 2,000,000.....
$ 2,000,001 to $ 3,000,000.....
$ 3,000,001 to $ 4,000,000.....
$ 4,000,001 to $ 5,000,000.....
$ 5,000,001 to $10,000,000.....
$10,000,001 or more............
         Total.................                  $               %                              $                  %
 Average Scheduled Principal
 Balance as of the Information
 Date is.......................


                                                         Total
                           ----------------------------------------------------
                                                                 Percentage of
                                                                 Total
                                                                 Southern
                                                 Aggregate       California by
                                   Number of     Scheduled       Aggregate
                                   Mortgage      Principal       Scheduled
                                   Loans as      Balance as      Principal
      Scheduled                    of            of              Balance as of
      Principal Balances           Information   Information     Information
      as of Information Date       Date          Date            Date
      ----------------------       ----          ----            ----
$   50,000 or less.............                  $               %
$   50,001 to $  100,000.......
$  100,001 to $  200,000.......
$  200,001 to $  400,000.......
$  400,001 to $  600,000.......
$  600,001 to $  800,000.......
$  800,001 to $ 1,000,000......
$ 1,000,001 to $ 2,000,000.....
$ 2,000,001 to $ 3,000,000.....
$ 3,000,001 to $ 4,000,000.....
$ 4,000,001 to $ 5,000,000.....
$ 5,000,001 to $10,000,000.....
$10,000,001 or more............
         Total.................                  $               %
 Average Scheduled Principal
 Balance as of the Information
 Date is.......................


                        Original Terms to Stated Maturity
                    of Mortgage Loans in Southern California*

                                                 Multifamily                                 Commercial
                                   --------------------------------------------  --------------------------------------------
                                                                 Percentage of
                                                                 Southern                                          Percentage
                                                                 California                                        of Southern
                                                 Aggregate       Multifamily by                 Aggregate          California
                                   Number of     Scheduled       Aggregate                      Scheduled          Commercial by
                                   Mortgage      Principal       Scheduled        Number of     Principal          Aggregate
                                   Loans as      Balance as      Principal        Mortgage      Balance as         Scheduled
         Original Number           of            of              Balance as of    Loans as of   of                 Principal
         of Years to               Information   Information     Information      Information   Information        Balance as of
         Stated Maturity           Date          Date            Date             Date          Date               Information Date
         ---------------           ----          ----            ----             ----          ----               ----------------
 5 years or less...............                  $               %                              $                   %
 5+ to  7 years................
 7+ to 10 years................
10+ to 15 years................
15+ to 20 years................
20+ to 30 years................
30 years or more...............
         Total.................                  $               %                              $                   %
Weighted Average Original Term
  to Stated Maturity is.......

- ----------
 * Without giving effect to any  modification or extension of maturity date.




                                                  Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total Southern
                                                Aggregate      California by
                                 Number of      Scheduled      Aggregate
                                 Mortgage       Principal      Scheduled
      Original Number            Loans as of    Balance as of  Principal
      of Years to                Information    Information    Balance as of
      Stated Maturity            Date           Date           Information Date
      ---------------            ----           ----           ----------------
 5 years or less.............                  $               %
 5+ to  7 years..............
 7+ to 10 years..............
10+ to 15 years..............
15+ to 20 years..............
20+ to 30 years..............
30 years or more.............
         Total...............                  $               %
Weighted Average Original Term
  to Stated Maturity is......

- ----------
* Without giving effect to any modification or extension of maturity date.

                      Remaining Terms to Stated Maturity of
                  Balloon Mortgage Loans in Southern California

                                                 Multifamily                                  Commercial
                                   --------------------------------------------  --------------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Balloon Loans in                                  Balloon
                                                                 Southern                                          Mortgage in
                                                                 California                                        Southern
                                                                 Multifamily by                                    California
                                   Number of     Aggregate       Aggregate        Number of    Aggregate           Commercial by
                                   Mortgage      Scheduled       Scheduled        Mortgage     Scheduled           Aggregate
                                   Loans as      Principal       Principal        Loans as     Principal           Scheduled
                                   of            Balance as of   Balance as of    of           Balance as of       Principal
     Years Remaining               Information   Information     Information      Information  Information         Balance as of
     as of Information Date        Date          Date            Date             Date         Date                Information Date
     ----------------------        ----          ----            ----             ----         ----                ----------------
 1 year or less...........                       $               %                              $                   %
 1+ to  2 years...........
 2+ to  3 years...........
 3+ to  4 years...........
 4+ to  5 years*..........
 5+ to 10 years...........
10+ to 15 years...........
15+ to 20 years...........
20+ to 30 years...........
         Total............                       $               %                              $                   %
Weighted Average Remaining
  Term to Stated Maturity
  is......................

- ----------
* Includes Matured Performing interest only Balloon Mortgage Loans.



                                                   Total
                                   --------------------------------------------
                                                                 Percentage of
                                                                 Balloon Loans
                                                                 Total Southern
                                                                 California by
                                                 Aggregate       Aggregate
                                  Number of      Scheduled       Scheduled
                                  Mortgage       Principal       Principal
                                  Loans as of    Balance as of   Balance as of
  Years Remaining                 Information    Information     Information
  as of Information Date          Date           Date            Date
  ----------------------          ----           ----            ----
 1 year or less...........                       $               %
 1+ to  2 years...........
 2+ to  3 years...........
 3+ to  4 years...........
 4+ to  5 years*..........
 5+ to 10 years...........
10+ to 15 years...........
15+ to 20 years...........
20+ to 30 years...........
         Total............                       $               %
Weighted Average Remaining
  Term to Stated Maturity
  is......................

- ----------
* Includes Matured Performing interest only Balloon Mortgage Loans.

                      Remaining Terms to Stated Maturity of
             Fully Amortizing Mortgage Loans in Southern California

                                            Multifamily                                            Commercial
                           ----------------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                    Percentage of
                                                                 Balloon Loans in                                 Balloon
                                                                 Southern                                         Mortgage in
                                                                 California                                       Southern
                                                                 Multifamily by                                   California
                                   Number of     Aggregate       Aggregate        Number of     Aggregate         Commercial by
                                   Mortgage      Scheduled       Scheduled        Mortgage      Scheduled         Aggregate
                                   Loans as      Principal       Principal        Loans as      Principal         Scheduled
                                   of            Balance as of   Balance as of    of            Balance as of     Principal
  Years Remaining as of            Information   Information     Information      Information   Information       Balance as of
  Information Date                 Date          Date            Date             Date          Date              Information Date
  ----------------                 ----          ----            ----             ----          ----              ----------------
Five years or less........                        $              %                              $                  %
5+ to 10 years............
10+ to 15 years...........
15+ to 20 years...........
20+ to 30 years...........
         Total............                        $              %                              $                  %
Weighted Average Remaining
  Term to Stated Maturity
  is......................

- -------------------

*  Includes  Fully  Amortizing  Matured  Performing  Mortgage  Loans and Balloon
   Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                                                   Total
                           ----------------------------------------------------
                                                                Percentage of
                                                                Balloon Loans
                                                                Total Southern
                                                                California by
                                Number of     Aggregate         Aggregate
                                Mortgage      Scheduled         Scheduled
                                Loans as of   Principal         Principal
   Years Remaining as of        Information   Balance as of     Balance as of
   Information Date*            Date          Information Date  Information Date
   -----------------            ----          ----------------  ----------------
Five years or less........                    $                 %
5+ to 10 years............
10+ to 15 years...........
15+ to 20 years...........
20+ to 30 years...........
         Total............                    $                 %
Weighted Average Remaining
  Term to Stated Maturity
  is......................

- -------------------
*  Includes  Fully  Amortizing  Matured  Performing  Mortgage  Loans and Balloon
   Mortgage Loans secured by Mortgaged Properties in Los Angeles County, California that will be extended to be fully amortizing.


                           Seasoning of Mortgage Loans
                             in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Number of Years                    Information   Information     Information      Information   Information        Information
as of Information Date             Date          Date            Date             Date          Date               Date
- ----------------------             ----          ----            ----             ----          ----               ----
1 year or less..............                     $               %                              $                  %
1+ to  2 years..............
2+ to  3 years..............
3+ to  4 years..............
4+ to  5 years..............
5+ to  6 years..............
6+ to  7 years..............
7+ to  8 years..............
8+ to  9 years..............
9+ to 10 years..............
Over 10 years...............
         Total..............                     $               %                              $                  %
Weighted Average
Seasoning is................


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
   Number of Years               Information   Information     Balance as of
   as of Information Date        Date          Date            Information Date
   ----------------------        ----          ----            ----------------
1 year or less..............                   $               %
1+ to  2 years..............
2+ to  3 years..............
3+ to  4 years..............
4+ to  5 years..............
5+ to  6 years..............
6+ to  7 years..............
7+ to  8 years..............
8+ to  9 years..............
9+ to 10 years..............
Over 10 years...............
         Total..............                   $               %
Weighted Average
Seasoning is................


                 Mortgage Interest Rates as of Information Date
                    of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
Mortgage Interest Rates            Date          Date            Date             Date          Date               Date
- -----------------------            ----          ----            ----             ----          ----               ----
 4.00% to  4.99%.........                        $               %                              $                  %
 5.00% to  5.99%.........
 6.00% to  6.99%.........
 7.00% to  7.99%.........
 8.00% to  8.99%.........
 9.00% to  9.99%.........
10.00% to 10.99%.........
11.00% to 11.99%.........
12.00% to 12.99%.........
13.00% to 13.99%.........
         Total...........                        $               %                              $                  %
Weighted Average
Mortgage Interest Rate
  is.....................


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
                                 Information   Information     Balance as of
   Mortgage Interest Rates       Date          Date            Information Date
   -----------------------       ----          ----            ----------------
 4.00% to  4.99%........                       $               %
 5.00% to  5.99%........
 6.00% to  6.99%........
 7.00% to  7.99%........
 8.00% to  8.99%........
 9.00% to  9.99%........
10.00% to 10.99%........
11.00% to 11.99%........
12.00% to 12.99%........
13.00% to 13.99%........
         Total..........                       $               %
Weighted Average
Mortgage Interest Rate
  is....................


                       Loan-to-Value Ratios at Origination
                    of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Loan-to-Value                      Information   Information     Information      Information   Information        Information
Ratios at Origination              Date          Date            Date             Date          Date               Date
- ---------------------              ----          ----            ----             ----          ----               ----
 50.00% or less.......                           $               %                              $                  %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
         Total........                           $               %                              $                  %
Weighted Average
Loan-to-Value at
  Origination is......

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.

                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
   Loan-to-Value                 Information   Information     Balance as of
   Ratios at Origination         Date          Date            Information Date
   -----------------------       ----          ----            ----------------
 50.00% or less.......                         $               %
 50.01% to  60.00%....
 60.01% to  70.00%....
 70.01% to  80.00%....
 80.01% to  90.00%....
 90.01% to 100.00%....
100.01% or more.......
Unknown...............
         Total........                        $               %
Weighted Average
Loan-to-Value at
  Origination is......

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Loan-to-Value Ratios.


            Range of Ratios of Current Loan Balance-to-Original Value
                  as of Information Date in Southern California
                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Ratios of Current Loan             Information   Information     Information      Information   Information        Information
Balance-to-Original Value*         Date          Date            Date             Date          Date               Date
- --------------------------         ----          ----            ----             ----          ----               ----
 50.00% or less..............                    $               %                              $                  %
 50.01% to  60.00%...........
 60.01% to  70.00%...........
 70.01% to  80.00%...........
 80.01% to  90.00%...........
 90.01% to 100.00%...........
100.01% or more..............
Unknown......................
         Total...............                    $               %                              $                  %
Weighted Average
Current Loan
  Balance-to-Original
Value is.....................

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

** Excludes Mortgage Loans with unknown Current Loan Balance-to-Original Value Ratios.

                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
   Ratios of Current Loan        Information   Information     Balance as of
   Balance-to-Original Value*    Date          Date            Information Date
   -----------------------       ----          ----            ----------------
 50.00% or less..............                  $               %
 50.01% to  60.00%...........
 60.01% to  70.00%...........
 70.01% to  80.00%...........
 80.01% to  90.00%...........
 90.01% to 100.00%...........
100.01% or more..............
Unknown......................
         Total...............                  $               %
Weighted Average
Current Loan
  Balance-to-Original
Value is.....................

- ----------

 * In certain cases, information as to the value of the Mortgaged Property was not available in the files for the applicable Mortgage Loan. In such cases, efforts were made to collect such information from other sources.

 ** Excludes Mortgage Loans with unknown Current Loan  Balance-to-Original
    Value Ratios.


                        Lien Positions of Mortgage Loans
                             in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
Lien Position*                     Date          Date            Date             Date          Date               Date
- --------------                     ----          ----            ----             ----          ----               ----
First Lien**..                                   $               %                              $                  %
Second Lien...
Third Lien....
Not Available.
         Total                                   $               %                              $                  %

- ----------

* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
                                 Information   Information     Balance as of
   Lien Position*                Date          Date            Information Date
   --------------                ----          ----            ----------------
First Lien**..                                 $               %
Second Lien...
Third Lien....
Not Available.
         Total                                 $               %

- ----------

* In certain cases, a title insurance policy or attorney's title opinion was not contained in the applicable Mortgage Loan file. In such cases, efforts were made to determine the lien position of such Mortgage Loan from other sources in the Mortgage Loan file or elsewhere.

** Includes second and third liens with respect to which all senior liens are included in the Mortgage Pool.


                                  Property Type
                 of Mortgaged Properties in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Type of                            Information   Information     Information      Information   Information        Information
Mortgaged Properties               Date          Date            Date             Date          Date               Date
- --------------------               ----          ----            ----             ----          ----               ----
Industrial/Warehouse.........                    $               %                              $                  %
Lodging......................
Mini Warehouse...............
Mixed Use Building...........
Mobile Home Park.............
Multifamily (5-36
Units).......................
Multifamily (37-200
Units).......................
Multifamily (Over 200
Units).......................
Multifamily - Other..........
Hospital/Nursing Home........
School/Religious
Building.....................
Office.......................
Retail.......................
Other Commercial.............
Not Available................
         Total...............                    $               %                              $                  %



                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
   Type of                       Information   Information     Balance as of
   Mortgaged Properties          Date          Date            Information Date
   --------------------          ----          ----            ----------------
Industrial/Warehouse....                       $               %
Lodging.................
Mini Warehouse..........
Mixed Use Building......
Mobile Home Park........
Multifamily (5-36
Units)..................
Multifamily (37-200
Units)..................
Multifamily (Over 200
Units)..................
Multifamily - Other.....
Hospital/Nursing Home...
School/Religious
Building................
Office..................
Retail..................
Other Commercial........
Not Available...........
         Total..........                       $               %

             Monthly Payments Delinquent as of the Information Date
                    of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Monthly                            Information   Information     Information      Information   Information        Information
Payments Delinquent                Date          Date            Date             Date          Date               Date
- --------------------               ----          ----            ----             ----          ----               ----
None (0-29 days past                             $               %                              $                  %
due)............................
One Payment (30-59
days past due)..................
         Total..................                 $               %                              $                  %


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
Monthly                          Information   Information     Balance as of
Payment Delinquent               Date          Date            Information Date
- ------------------               ----          ----            ----------------
None (0-29 days past                          $               %
due)............................
One Payment (30-59
days past due)..................
         Total..................              $               %



    Delinquency History for the Past Twelve Months as of the Information Date
                    of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                         -------------------------------------------    --------------------------------------------
                                                                       Percentage of                                  Percentage of
                                                                       Southern                                       Southern
                                                                       California                                     California
                                                                       Multifamily                                    Commercial by
                                                       Aggregate       by Aggregate                   Aggregate       Aggregate
                                         Number of     Scheduled       Scheduled        Number of     Scheduled       Scheduled
                                         Mortgage      Principal       Principal        Mortgage      Principal       Principal
                                         Loans as of   Balance as of   Balance as of    Loans as of   Balance as of   Balance as of
                                         Information   Information     Information      Information   Information     Information
Delinquency History                      Date          Date            Date             Date          Date            Date
- -------------------                      ----          ----            ----             ----          ----            ----
No 30 Day or Greater Delinquency
  in last 12 months................                    $               %                              $               %
One Payment Delinquent (30-59 days)
  in last 12 months................
1 time 30-day delinquent in
  last 12 months...................
2 times 30-day delinquent in
  last 12 months...................
More than 2 times 30-day delinquent in
  last 12 months...................
Two Payments Delinquent (60-89 days) in
  last 12 months...................
1 time 60-day delinquent in
  last 12 months...................
2 times 60-day delinquent in
  last 12 months..............
More than 2 times 60-day delinquent
  in last 12 months................
Three or more Payments Delinquent
  (90 days+) in last 12 months**...
1 time 90-day delinquent in
  last 12 months...................
2 times 90-day delinquent in
  last 12 months...................
More than 2 times 90-day delinquent in
  last 12 months...................
         Total.....................                    $               %                              $               %

- ----------

 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Southern California Mortgage Loans, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately [____]% and [____]% of the multifamily Mortgage Loans included in Two and Three Payments Delinquent, respectively, have been modified since the delinquency; approximately [____]% and [____]% of the commercial Mortgage Loans included in Two and Three Payments Delinquent, respectively have been modified since the delinquency; and approximately [____]% and [____]% of the total Southern California Mortgage Loans included in Two and Three Payments Delinquent have been modified since the delinquency.


                                                 Total
                                   ---------------------------------------------
                                                                Percentage of
                                                                Total
                                                                Southern
                                                 Aggregate      California by
                                    Number of    Scheduled      Aggregate
                                    Mortgage     Principal      Scheduled
                                    Loans as of  Balance as of  Principal
                                    Information  Information    Balance as of
Delinquency History                 Date         Date           Information Date
- -------------------                 ----         ----           ----------------
No 30 Day or Greater Delinquency
  in last 12 months................              $               %
One Payment Delinquent (30-59 days)
  in last 12 months................
1 time 30-day delinquent in
  last 12 months...................
2 times 30-day delinquent in
  last 12 months...................
More than 2 times 30-day delinquent in
  last 12 months...................
Two Payments Delinquent (60-89 days) in
  last 12 months...................
1 time 60-day delinquent in
  last 12 months...................
2 times 60-day delinquent in
  last 12 months..............
More than 2 times 60-day delinquent
  in last 12 months................
Three or more Payments Delinquent
  (90 days+) in last 12 months**...
1 time 90-day delinquent in
  last 12 months...................
2 times 90-day delinquent in
  last 12 months...................
More than 2 times 90-day delinquent in
  last 12 months...................
         Total.....................              $               %

- ----------

 * Substantially all of the Mortgage Loans contain a delinquency history of at least twelve months. For Mortgage Loans with a delinquency history less than twelve months, it was assumed that the only delinquencies were those occurring in the period for which information was available. Delinquencies for Mortgage Loans for any period prior to their modifications generally are not reflected in the table. Approximately [____]% of the Southern California Mortgage Loans, based on the Aggregate Scheduled Principal Balance as of the Information Date, did not have twelve months of delinquency history and were not modified.

** Approximately [____]% and [____]% of the multifamily Mortgage Loans included in Two and Three Payments Delinquent, respectively, have been modified since the delinquency; approximately [____]% and [____]% of the commercial Mortgage Loans included in Two and Three Payments Delinquent, respectively have been modified since the delinquency; and approximately [____]% and [____]% of the total Southern California Mortgage Loans included in Two and Three Payments Delinquent have been modified since the delinquency.


                Margins of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
Margins                            Date          Date            Date             Date          Date               Date
- -------                            ----          ----            ----             ----          ----               ----
Fixed Rate Mortgage Loans....                    $               %                              $                  %
No Stated Margin.............
0.01% to 0.99%...............
1.00% to 1.99%...............
2.00% to 2.99%...............
3.00% to 3.99%...............
4.00% or more................
         Total...............                    $               %                              $                  %
Weighted Average Margin is...

- ----------

* Excludes Fixed Rate Mortgage Loans.


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
                                 Information   Information     Balance as of
Margins                          Date          Date            Information Date
- -------                          ----          ----            ----------------
Fixed Rate Mortgage Loans.                     $               %
No Stated Margin..........
0.01% to 0.99%............
1.00% to 1.99%............
2.00% to 2.99%............
3.00% to 3.99%............
4.00% or more.............
         Total............                     $               %
Weighted Average Margin is
- -------------------------------------------------------------------------------
- ----------

* Excludes Fixed Rate Mortgage Loans.



             Maximum Rates of Mortgage Loans in Southern California


                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
Maximum Rates                      Date          Date            Date             Date          Date               Date
- -------------                      ----          ----            ----             ----          ----               ----
Fixed Rate Mortgage Loans.......                 $               %                              $                  %
No Maximum Rate.................
Less than 11.99%................
12.00% to 12.99%................
13.00% to 13.99%................
14.00% to 14.99%................
15.00% to 15.99%................
16.00% to 16.99%................
17.00% to 17.99%................
18.00% to 18.99%................
19.00% to 19.99%................
         Total..................                 $               %                              $                  %
Weighted Average Maximum Rate is

- ----------

* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
                                 Information   Information     Balance as of
Maximum Rates                    Date          Date            Information Date
- -------------                    ----          ----            ----------------
Fixed Rate Mortgage Loans........                     $               %
No Maximum Rate..................
Less than 11.99%.................
12.00% to 12.99%.................
13.00% to 13.99%.................
14.00% to 14.99%.................
15.00% to 15.99%.................
16.00% to 16.99%.................
17.00% to 17.99%.................
18.00% to 18.99%.................
19.00% to 19.99%.................
         Total...................                     $               %
Weighted Average Maximum Rate is.

- ----------

* Excludes ARMs with no Maximum Rate and Fixed Rate Mortgage Loans.


                                     Floor Interest Rates of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
Floor Interest Rates               Date          Date            Date             Date          Date               Date
- --------------------               ----          ----            ----             ----          ----               ----
Fixed Rate Mortgage Loans........                $               %                              $                  %
No Minimum Rate..................
Less than 6.00%..................
 6.00% to  6.99%.................
 7.00% to  7.99%.................
 8.00% to  8.99%.................
 9.00% to  9.99%.................
10.00% to 10.99%.................
         Total...................                $               %                              $                  %
Weighted Average Floor Interest
  Rate is........................

- ----------
* Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.



                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
                                 Information   Information     Balance as of
Floor Interest Rates             Date          Date            Information Date
- --------------------             ----          ----            ----------------
Fixed Rate Mortgage Loans........              $               %
No Minimum Rate..................
Less than 6.00%..................
 6.00% to  6.99%.................
 7.00% to  7.99%.................
 8.00% to  8.99%.................
 9.00% to  9.99%.................
10.00% to 10.99%.................
         Total...................              $               %
Weighted Average Floor Interest
  Rate is........................

- ----------
* Excludes ARMs with no Floor Interest Rate and Fixed Rate Mortgage Loans.


                                                     Periodic Rate Adjustment Caps
                                               of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Periodic Rate                      Information   Information     Information      Information   Information        Information
Adjustment Caps                    Date          Date            Date             Date          Date               Date
- ---------------                    ----          ----            ----             ----          ----               ----
Fixed Rate Mortgage Loans.                       $               %                              $                  %
No Periodic Adjustment Cap
Less than 1.00%...........
1.00% to 1.99%............
2.00% to 2.99%............
4.00% or more.............
         Total............                       $               %                              $                  %


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
Periodic Rate                    Information   Information     Balance as of
Adjustment Caps                  Date          Date            Information Date
- --------------------             ----          ----            ----------------
Fixed Rate Mortgage Loans.                       $               %
No Periodic Adjustment Cap
Less than 1.00%...........
1.00% to 1.99%............
2.00% to 2.99%............
4.00% or more.............
         Total............                       $               %



                                                     Interest Adjustment Frequency
                                               of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Interest                           Information   Information     Information      Information   Information        Information
Adjustment Frequency               Date          Date            Date             Date          Date               Date
- --------------------               ----          ----            ----             ----          ----               ----
Fixed Rate Mortgage Loans                        $                 %                               $                 %
Monthly..................
Quarterly................
Semi-Annually............
Annually.................
Adjusts with Index.......
         Total...........                        $                 %                               $                 %



                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
Interest                         Information   Information     Balance as of
Adjustment Frequency             Date          Date            Information Date
- --------------------             ----          ----            ----------------
Fixed Rate Mortgage Loans                      $               %
Monthly..................
Quarterly................
Semi-Annually............
Annually.................
Adjusts with Index.......
         Total...........                      $               %



                                                     Payment Adjustment Frequency
                                               of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
Payment                            Information   Information     Information      Information   Information        Information
Adjustment Frequency               Date          Date            Date             Date          Date               Date
- --------------------               ----          ----            ----             ----          ----               ----
Fixed Rate Mortgage Loans                        $               %                              $                  %
Monthly..................
Quarterly................
Semi-Annually............
Annually.................
Five Years...............
Fixed Payment............
Adjusts with Index.......
         Total...........                        $               %                               $                 %



                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
Payment                          Information   Information     Balance as of
Adjustment Frequency             Date          Date            Information Date
- --------------------             ----          ----            ----------------
Fixed Rate Mortgage Loans                      $               %
Monthly..................
Quarterly................
Semi-Annually............
Annually.................
Five Years...............
Fixed Payment............
Adjusts with Index.......
         Total...........                       $              %



                                                                Indexes
                                               of Mortgage Loans in Southern California

                                                 Multifamily                                    Commercial
                                         -------------------------------------------    --------------------------------------------
                                                                         Percentage of                                 Percentage of
                                                                         Southern                                      Southern
                                                                         California                                    California
                                                                         Multifamily                                   Commercial by
                                                          Aggregate      by Aggregate                   Aggregate      Aggregate
                                            Number of     Scheduled      Scheduled        Number of     Scheduled      Scheduled
                                            Mortgage      Principal      Principal        Mortgage      Principal      Principal
                                            Loans as of   Balance as of  Balance as of    Loans as of   Balance as of  Balance as of
                                            Information   Information    Information      Information   Information    Information
Indexes                                     Date          Date           Date             Date          Date           Date
- -------                                     ----          ----           ----             ----          ----           ----
Fixed Rate Mortgage Loans...............                  $              %                              $              %
COFI 11th District Weighted Average.....
FHLMC 30 Year Mortgage Commitment.......
LIBOR 1 Month...........................
LIBOR 1 Year............................
LIBOR 6 Month...........................
PRIME Citibank..........................
Treasury - 1 Year Weekly Average........
Treasury - 26 Week T-Bill Weekly
  Average...............................
Treasury - 6 Month Monthly Average......
Treasury - 91-Day T-Bill................
Weighted Average COFI for CA Members of
  SF FHLB...............................
         Total..........................                  $              %                              $              %



                                                          Total
                                          ----------------------------------------------
                                                                        Percentage of
                                                                        Total
                                                                        Southern
                                                        Aggregate       California by
                                          Number of     Scheduled       Aggregate
                                          Mortgage      Principal       Scheduled
                                          Loans as of   Balance as of   Principal
                                          Information   Information     Balance as of
Indexes                                   Date          Date            Information Date
- -------                                   ----          ----            ----------------
Fixed Rate Mortgage Loans...............                $               %
COFI 11th District Weighted Average.....
FHLMC 30 Year Mortgage Commitment.......
LIBOR 1 Month...........................
LIBOR 1 Year............................
LIBOR 6 Month...........................
PRIME Citibank..........................
Treasury - 1 Year Weekly Average........
Treasury - 26 Week T-Bill Weekly
  Average...............................
Treasury - 6 Month Monthly Average......
Treasury - 91-Day T-Bill................
Weighted Average COFI for CA Members of
  SF FHLB...............................
         Total..........................                $               %



                                                   Loans with Potential for Negative
                                                  Amortization in Southern California

                                                 Multifamily                                    Commercial
                                   -------------------------------------------    ----------------------------------------------
                                                                 Percentage of                                     Percentage of
                                                                 Southern                                          Southern
                                                                 California                                        California
                                                                 Multifamily                                       Commercial by
                                                 Aggregate       by Aggregate                   Aggregate          Aggregate
                                   Number of     Scheduled       Scheduled        Number of     Scheduled          Scheduled
                                   Mortgage      Principal       Principal        Mortgage      Principal          Principal
                                   Loans as of   Balance as of   Balance as of    Loans as of   Balance as of      Balance as of
                                   Information   Information     Information      Information   Information        Information
Negative Amortization              Date          Date            Date             Date          Date               Date
- ---------------------              ----          ----            ----             ----          ----               ----
Negative Amortization...                         $               %                              $                  %
No Negative Amortization
         Total..........                         $               %                              $                  %


                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
                                 Information   Information     Balance as of
Negative Amortization            Date          Date            Information Date
- ---------------------            ----          ----            ----------------
Negative Amortization...                       $               %
No Negative Amortization
         Total..........                       $               %


                                            Loans-to-Facilitate and Modified Mortgage Loans
                                                        in Southern California

                                                       Multifamily                                    Commercial
                                         -------------------------------------------    -------------------------------------------
                                                                       Percentage of                                  Percentage of
                                                                       Southern                                       Southern
                                                                       California                                     California
                                                                       Multifamily                                    Commercial by
                                                       Aggregate       by Aggregate                   Aggregate       Aggregate
                                         Number of     Scheduled       Scheduled        Number of     Scheduled       Scheduled
                                         Mortgage      Principal       Principal        Mortgage      Principal       Principal
                                         Loans as of   Balance as of   Balance as of    Loans as of   Balance as of   Balance as of
Loans to Facilitate and                  Information   Information     Information      Information   Information     Information
Modified Mortgage Loans                  Date          Date            Date             Date          Date            Date
- -----------------------                  ----          ----            ----             ----          ----            ----
Loans-to-Facilitate
 (Seller-Originated Loans)(1) ........
Loans-to-Facilitate (Non-RTC)(2)......
Modified Mortgage Loans(3)............
Not Applicable........................
         Total .......................

- ----------
(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.

                                                          Total
                                          ----------------------------------------------
                                                                        Percentage of
                                                                        Total
                                                                        Southern
                                                        Aggregate       California by
                                          Number of     Scheduled       Aggregate
                                          Mortgage      Principal       Scheduled
                                          Loans as of   Balance as of   Principal
Loans to Facilitate and                   Information   Information     Balance as of
Modified Mortgage Loan                    Date          Date            Information Date
- ---------------------                     ----          ----            ----------------
Loans-to-Facilitate
 (Seller-Originated Loans)(1) ........
Loans-to-Facilitate (Non-RTC)(2)......
Modified Mortgage Loans(3)............
Not Applicable........................
         Total .......................

- ----------
(1) Loans originated by an RTC institution to facilitate the sale of REO.

(2) Loans originated by a non-RTC institution to facilitate the sale of REO.

(3) Loans which the Seller believes have substantially modified terms due to default, reasonable likelihood of default, workout or other credit related reasons.

                                   Exhibit G

                    Available Debt Service Coverage Ratios(1)

                                           Aggregate          Percentage of
                                           Scheduled          Mortgage Loan
                         Number of         Principal Balance  Group by
   Debt Service          Mortgage Loans    Outstanding        Aggregate
   Coverage              As of             As of              Scheduled
   Ratios(1)(2)(3)       Information Date  Information Date   Principal Balance
   ---------------       ----------------  ----------------   -----------------
Group 1 Mortgage Loans
0.00x to 0.50x.........                    $                  %
0.51x to 0.75x.........
0.76x to 1.00x.........
1.01x to 1.25x.........
1.26x to 1.50x.........
1.51x to 2.00x.........
2.01x to 3.00x.........
3.01x or more..........
Not Available..........                    $                  %
          Total........


                                           Aggregate          Percentage of
                                           Scheduled          Mortgage Loan
                         Number of         Principal Balance  Group by
   Debt Service          Mortgage Loans    Outstanding        Aggregate
   Coverage              As of             As of              Scheduled
   Ratios(1)(2)(3)       Information Date  Information Date   Principal Balance
   ---------------       ----------------  ----------------   -----------------
Group 2 Mortgage Loans
Less than Zero.........                    $                  %
0.00x to 0.50x.........
0.51x to 0.75x.........
0.76x to 1.00x.........
1.01x to 1.25x.........
1.26x to 1.50x.........
1.51x to 2.00x.........
2.01x to 3.00x.........
3.01x or more..........
Not Available..........
          Total........                    $                  %

- ----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of the Information Date.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                                           Aggregate          Percentage of
                                           Scheduled          Mortgage Loan
                         Number of         Principal Balance  Group by
   Debt Service          Mortgage Loans    Outstanding        Aggregate
   Coverage              As of             As of              Scheduled
   Ratios(1)(2)(3)       Information Date  Information Date   Principal Balance
   ---------------       ----------------  ----------------   -----------------
Group 3 Mortgage Loans
Less than Zero.........                    $                   %
0.00x to 0.50x.........
0.51x to 0.75x.........
0.76x to 1.00x.........
1.01x to 1.25x.........
1.26x to 1.50x.........
1.51x to 2.00x.........
2.01x to 3.00x.........
3.01x or more..........
Not Available..........
          Total........                    $                   %


                                           Aggregate          Percentage of
                                           Scheduled          Mortgage Loan
                         Number of         Principal Balance  Group by
   Debt Service          Mortgage Loans    Outstanding        Aggregate
   Coverage              As of             As of              Scheduled
   Ratios(1)(2)(3)       Information Date  Information Date   Principal Balance
   ---------------       ----------------  ----------------   -----------------
Group 4 Mortgage Loans
Less than Zero.........                    $                  %
0.00x to 0.50x.........
0.51x to 0.75x.........
0.76x to 1.00x.........
1.01x to 1.25x.........
1.26x to 1.50x.........
1.51x to 2.00x.........
2.01x to 3.00x.........
3.01x or more..........
Not Available..........
          Total........                    $                 %

- ----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of the Information Date.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                    Available Debt Service Coverage Ratio(1)
                              for the Mortgage Pool

                                           Aggregate          Percentage of
                                           Scheduled          Mortgage Loan
                         Number of         Principal Balance  Group by
   Debt Service          Mortgage Loans    Outstanding        Aggregate
   Coverage              As of             As of              Scheduled
   Ratios(1)(2)(3)       Information Date  Information Date   Principal Balance
   ---------------       ----------------  ----------------   -----------------
Less than Zero.........                    $                  %
0.00x to 0.50x.........
0.51x to 0.75x.........
0.76x to 1.00x.........
1.01x to 1.25x.........
1.26x to 1.50x.........
1.51x to 2.00x.........
2.01x to 3.00x.........
3.01x or more..........
Not Available..........
          Total........                    $                 %

- ----------

(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of the Information Date.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.


                    Available Debt Service Coverage Ratio(1) for Mortgage Loans in Southern California

                                              Multifamily                                    Commercial
                                -------------------------------------------    -------------------------------------------
                                                              Percentage of                                  Percentage of
                                                              Southern                                       Southern
                                                              California                                     California
                                                              Multifamily                                    Commercial by
                                              Aggregate       by Aggregate                   Aggregate       Aggregate
                                Number of     Scheduled       Scheduled        Number of     Scheduled       Scheduled
                                Mortgage      Principal       Principal        Mortgage      Principal       Principal
                                Loans as of   Balance as of   Balance as of    Loans as of   Balance as of   Balance as of
Debt Service                    Information   Information     Information      Information   Information     Information
Coverage Ratios (1)(2)(3)       Date          Date            Date             Date          Date            Date
- -------------------------       ----          ----            ----             ----          ----            ----
Less than Zero....                            $               %                              $               %
0.00x to 0.50x....
0.51x to 0.75x....
0.76x to 1.00x....
1.01x to 1.25x....
1.26x to 1.50x....
1.51x to 2.00x....
2.01x to 3.00x....
3.01x or more.....
Not Available.....
         Total....                            $               %                              $               %

- ----------
(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of the Information Date.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.

                                                 Total
                                 ----------------------------------------------
                                                               Percentage of
                                                               Total
                                                               Southern
                                               Aggregate       California by
                                 Number of     Scheduled       Aggregate
                                 Mortgage      Principal       Scheduled
                                 Loans as of   Balance as of   Principal
Debt Service                     Information   Information     Balance as of
Coverage Ratios (1)(2)(3)        Date          Date            Information Date
- -------------------------        ----          ----            ----------------
Less than Zero....                             $               %
0.00x to 0.50x....
0.51x to 0.75x....
0.76x to 1.00x....
1.01x to 1.25x....
1.26x to 1.50x....
1.51x to 2.00x....
2.01x to 3.00x....
3.01x or more.....
Not Available.....
         Total....                             $              %

- ----------
(1) The debt service coverage ratio of a Mortgage Loan is the ratio of annual net operating income generated by the Mortgaged Property, (or, for certain owner occupied properties, the earnings before interest, taxes, depreciation and amortization) ("NOI") before payment of any debt service on the Mortgage Loan, to the annual debt service on such Mortgage Loan. NOI relating to each Mortgaged Property was not available to the Depositor, and therefore the Depositor based its calculations of debt service coverage ratio on the amount of NOI for each Mortgaged Property for which calculation was made as of the Underlying Cut-Off Date or such other date as was used by the RTC in the Underlying Transaction.

(2) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived by the RTC from information for a 12-month period ending December, 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April, 1993 or later) to, generally, the annualized Monthly Payment in effect as of the Information Date.

(3) The data are derived from operating statements provided by the Borrowers adjusted in some instances as described in the Underlying Prospectus.


    EXHIBIT H -- CHARACTERISTICS OF THE 50 LARGEST MULTIFAMILY MORTGAGE LOANS
                         IN MORTGAGE LOAN GROUPS 1 AND 2

                                          Current                     Original
                                          Mortgage  Original          Amort
                     Property             Interest  Term              Term          Maturity      Original
City      State      Type      Index      Rate      (Months)(11)      (Months)      Date(12)      Balance(1)
- ----      -----      ----      -----      ----      ------------      --------      --------      ----------





- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information Date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8) The mortgage loan had a period of interest only payments prior to the start of the amortization period.
(9)  Original LTV based on the purchase price is 85.00%.
(10) Interest only Mortgage Loan.
(11) Without giving effect to any modification or extension of maturity date.
(12) After giving effect to modifications as described herein.
(13) Current LTV not available due to partial releases of collateral with concurrent principal curtailments.


                                            Information
                                            Date                                               Maximum                    Periodic
                                            Scheduled                                          Mortgage      Floor        Rate
                       Property             Principal     Original     Current                 Interest      Interest     Adjustment
City       State       Type       Index     Balance       LTV(2)       LTV(3)       Margin     Rate          Rate         Cap
- ----       -----       ----       -----     -------       ------       ------       ------     ----          ----         ---





- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information Date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8) The mortgage loan had a period of interest only payments prior to the start of the amortization period.
(9)  Original LTV based on the purchase price is 85.00%.
(10) Interest only Mortgage Loan.
(11) Without giving effect to any modification or extension of maturity date.
(12) After giving effect to modifications as described herein.
(13) Current LTV not available due to partial releases of collateral with concurrent principal curtailments.


           Rate           Payment
           Reset          Adj.          Negam        Debt           Monthly
           Frequency      Frequency     Percent      Service        Payments
City       (Months)       (Months)      Cap          Coverage(4)    Due
- ----       --------       --------      ---          -----------    ---






Mortgage Loan Group 1
  Total:
- -------------------------------------------------------------------------------

- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information Date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8) The mortgage loan had a period of interest only payments prior to the start of the amortization period.
(9)  Original LTV based on the purchase price is 85.00%.
(10) Interest only Mortgage Loan.
(11) Without giving effect to any modification or extension of maturity date.
(12) After giving effect to modifications as described herein.
(13) Current LTV not available due to partial releases of collateral with concurrent principal curtailments.

    EXHIBIT H -- CHARACTERISTICS OF THE 50 LARGEST MULTIFAMILY MORTGAGE LOANS
                   IN MORTGAGE LOAN GROUPS 1 AND 2, continued

                                          Current                    Original
                                          Mortgage  Original         Amort
                     Property             Interest  Term             Term           Maturity      Original
City      State      Type      Index      Rate      (Months)(11)     (Months)       Date(12)      Balance(1)
- ----      -----      ----      -----      ----      ------------     --------       --------      ----------




- ------------------------------------------------------------------------------------------------------------

- -----------------------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information Date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8) The mortgage loan had a period of interest only payments prior to the start of the amortization period.
(9)  Original LTV based on the purchase price is 85.00%.
(10) Interest only Mortgage Loan.
(11) Without giving effect to any modification or extension of maturity date.
(12) After giving effect to modifications as described herein.
(13) Current LTV not available due to partial releases of collateral with concurrent principal curtailments.

                                            Information
                                            Date                                               Maximum                    Periodic
                                            Scheduled                                          Mortgage      Floor        Rate
                       Property             Principal     Original     Current                 Interest      Interest     Adjustment
City       State       Type       Index     Balance       LTV(2)       LTV(3)       Margin     Rate          Rate         Cap
- ----       -----       ----       -----     -------       ------       ------       ------     ----          ----         ---






- ----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information Date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8) The mortgage loan had a period of interest only payments prior to the start of the amortization period.
(9)  Original LTV based on the purchase price is 85.00%.
(10) Interest only Mortgage Loan.
(11) Without giving effect to any modification or extension of maturity date.
(12) After giving effect to modifications as described herein.
(13) Current LTV not available due to partial releases of collateral with concurrent principal curtailments.

    EXHIBIT H -- CHARACTERISTICS OF THE 50 LARGEST MULTIFAMILY MORTGAGE LOANS
                   IN MORTGAGE LOAN GROUPS 1 AND 2, continued


           Rate          Payment                    Debt
           Reset         Adj.           Negam       Service         Monthly
           Frequency     Frequency      Percent     Past            Payments
City       (Months)      (Months)       Cap         Coverage(4)     Due
- ----       --------      --------       ---         -----------     ---





      Total:
- -------------------------------------------------------------------------------

- ----------

(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information Date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information  not  available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8) The mortgage loan had a period of interest only payments prior to the start of the amortization period.
(9)  Original LTV based on the purchase price is 85.00%.
(10) Interest only Mortgage Loan.
(11) Without giving effect to any modification or extension of maturity date.
(12) After giving effect to modifications as described herein.
(13) Current LTV not available due to partial releases of collateral with concurrent principal curtailments.

         EXHIBIT I -- CHARACTERISTICS OF THE 50 LARGEST MORTGAGE LOANS
                        IN MORTGAGE LOAN GROUPS 3 AND 4

                                          Current                      Original
                                          Mortgage     Original        Amort
                     Property             Interest     Term            Term          Maturity      Original
City      State      Type      Index      Rate         (Months)(9)     (Months)      Date(10)      Balance(1)
- ----      -----      ----      -----      ----         -----------     --------      --------      ----------




- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not Modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios are calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8)  Interest only Mortgage Loan.
(9)  Without giving effect to any modification or extension of maturity date.
(10) After giving effect to modifications as described herein.
(11) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of the Information Date of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.
(12) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.


                                            Information
                                            Date                                               Maximum
                                            Scheduled                                          Mortgage      Floor
                       Property             Principal     Original     Current                 Interest      Interest
City       State       Type       Index     Balance       LTV(2)       LTV(3)       Margin     Rate          Rate
- ----       -----       ----       -----     -------       ------       ------       ------     ----          ----





- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not Modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios are calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8)  Interest only Mortgage Loan.
(9)  Without giving effect to any modification or extension of maturity date.
(10) After giving effect to modifications as described herein.
(11) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of the Information Date of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.
(12) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.




           Periodic       Rate          Payment
           Rate           Reset         Adj.          Negam        Debt           Monthly
           Adjustment     Frequency     Frequency     Percent      Service        Payments
City       Cap            (Months)      (Months)      Cap          Coverage(4)    Past Due
- ----       ---            --------      --------      ---          -----------    --------




- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not Modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios are calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8)  Interest only Mortgage Loan.
(9)  Without giving effect to any modification or extension of maturity date.
(10) After giving effect to modifications as described herein.
(11) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of the Information Date of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.
(12) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

         EXHIBIT I -- CHARACTERISTICS OF THE 50 LARGEST MORTGAGE LOANS
                   IN MORTGAGE LOAN GROUPS 3 AND 4, continued

                                          Current                      Original
                                          Mortgage     Original        Amort
                     Property             Interest     Term            Term          Maturity      Original
City      State      Type      Index      Rate         (Months(9))     (Months)      Date(10)      Balance(1)
- ----      -----      ----      -----      ----         -----------     --------      --------      ----------





- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not Modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios are calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8)  Interest only Mortgage Loan.
(9)  Without giving effect to any modification or extension of maturity date.
(10) After giving effect to modifications as described herein.
(11) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of the Information Date of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.
(12) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.


                                            Information
                                            Date                                               Maximum
                                            Scheduled                                          Mortgage      Floor
                       Property             Principal     Original     Current                 Interest      Interest
City       State       Type       Index     Balance       LTV(2)       LTV(3)       Margin     Rate          Rate
- ----       -----       ----       -----     -------       ------       ------       ------     ----          ----










- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not Modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios are calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8)  Interest only Mortgage Loan.
(9)  Without giving effect to any modification or extension of maturity date.
(10) After giving effect to modifications as described herein.
(11) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of the Information Date of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.
(12) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.


         EXHIBIT I -- CHARACTERISTICS OF THE 50 LARGEST MORTGAGE LOANS
                   IN MORTGAGE LOAN GROUPS 3 AND 4, continued

           Periodic       Rate          Payment
           Rate           Reset         Adj.          Negam        Debt           Monthly
           Adjustment     Frequency     Frequency     Percent      Service        Payments
City       Cap            (Months)      (Months)      Cap          Coverage(4)    Past Due
- ----       ---            --------      --------      ---          -----------    --------







 Total:

- ----------
(1) Original balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Original loan to value is the original balance (not Modified) divided by the original appraised value.
(3) Current loan to value is the Scheduled Principal Balance of the loan as of the Information date divided by the original appraised value.
(4) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(5)  Information not available.
(6)  No negative amortization amount is permitted.
(7) Debt Service Coverage ratios are calculated assuming that the Mortgaged properties were released at market's prevailing effective rents, occupancy rates and operating expenses.
(8)  Interest only Mortgage Loan.
(9)  Without giving effect to any modification or extension of maturity date.
(10) After giving effect to modifications as described herein.
(11) This Mortgage Loan and another Mortgage Loan in Mortgage Loan Group 3 with a Scheduled Principal Balance as of the Information Date of approximately $223,707 are equally and ratably secured by the same Mortgaged Property. The LTVs in the chart are based on the aggregate principal balance of these two loans.
(12) The Mortgage Loan had a period of interest only payments prior to the start of the amortization period.

            EXHIBIT J -- CHARACTERISTICS OF SELLER-ORIGINATED LOANS
                     WITH BALANCES GREATER THAN $1,000,000


                                              Information
                                              Date                                      Current
                                              Scheduled     Monthly       Note          Mortgage                    Original
                     Property    Original     Principal     Payments      Origination   Interest      Maturity      Term
City      State      Type        Balance(1)   Balance       Past Due      Date          Rate          Date(8)       (Months)(7)
- ----      -----      ----        ----------   -------       --------      ----          ----          -------       -----------







 Total:

- ----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Net operating income based on pro-forma information available at time of loan origination.
(3) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(4)  Information not available.
(5) Net operating income and debt service coverage ratio are calculated assuming that the Mortgaged properties were released at the market's prevailing effective rents, occupancy rates and operating expenses.
(6) This note was secured by the same multi-family/office property in Washington, D.C. as a $2,125,872 note in Mortgage Loan Group 4.
(7)  Without giving effect to any modification or extension of maturity date.
(8)  After giving effect to modifications as described herein.
(9) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated.
(10) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.



                                    Original
                                    Amort                                Guaranty     Current
                       Property     Term        Fixed/      Purchase     by the       Payment
City       State       Type         (Months)    ARM         Price        Principal    Amount
- ----       -----       ----         --------    ---         -----        ---------    ------








 Total:

- ----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Net operating income based on pro-forma information available at time of loan origination.
(3) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(4)  Information not available.
(5) Net operating income and debt service coverage ratio are calculated assuming that the Mortgaged properties were released at the market's prevailing effective rents, occupancy rates and operating expenses.
(6) This note was secured by the same multi-family/office property in Washington, D.C. as a $2,125,872 note in Mortgage Loan Group 4.
(7)  Without giving effect to any modification or extension of maturity date.
(8)  After giving effect to modifications as described herein.
(9) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated.
(10) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.


             EXHIBIT J -- CHARACTERISTICS OF SELLER-ORIGINATED LOANS
                WITH BALANCES GREATER THAN $1,000,000, continued

                                                                                                                        Cash
           Current                                                             Under-                                   Down
           number of                                                           writing                                  Payment
           payments       Original      Original      Current      Current     Appraised     Appraisal    Loan to       to
City       per year       NOI(2)        DSCR          NOI(3)       DSCR(9)     Value         Date         Appraisal     Price
- ----       --------       ------        ----          ------       -------     -----         ----         ---------     -----







    Mortgage Loan Group 2
     Total:

- ----------
(1) Original Balance is the Mortgage Loan amount at the time the Mortgage Loan was originated.
(2) Net operating income based on pro-forma information available at time of loan origination.
(3) Net operating income was derived from information for a 12-month period ending December 1992 or later (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later), unless otherwise indicated.
(4)  Information not available.
(5) Net operating income and debt service coverage ratio are calculated assuming that the Mortgaged properties were released at the market's prevailing effective rents, occupancy rates and operating expenses.
(6) This note was secured by the same multi-family/office property in Washington, D.C. as a $2,125,872 note in Mortgage Loan Group 4.
(7)  Without giving effect to any modification or extension of maturity date.
(8)  After giving effect to modifications as described herein.
(9) The calculation of the debt service coverage ratios set forth in the table was based upon the ratio of NOI, derived from information for a 12 month period ending December 1992 or later, (or, if less than a 12-month period was available, at least a 9-month period ending April 1993 or later) unless otherwise indicated.
(10) Original LTV based on the purchase price is 85.00%, 95.00% and 85.00%, respectively.


             EXHIBIT J -- CHARACTERISTICS OF SELLER-ORIGINATED LOANS
                WITH BALANCES GREATER THAN $1,000,000, continued

                                                Information
                                                Date                                       Current
                                                Scheduled      Monthly      Note           Mortgage                 Original
                       Property   Original      Principal      Payments     Origination    Interest   Maturity      Term
City       State       Type       Balance(1)    Balance        Past Due     Date           Rate       Date(8)       (Months)(9)
- ----       -----       ----       ----------    -------        --------     ----           ----       -------       -----------

Mortgage Loan Group 4






Mortgage Loan Group 4
 Total:
  Total                         Loans

- ----------
(1) Original Balance is the Mortgage Loan Amount at the time the Mortgage Loan was originated.
(2) Net operating income based on pro-forma information available at time of loan origination.
(3) Net operating income was derived from information for a 12-month period ending December 1992 or later, unless otherwise indicated.
(4)  Information not available.
(5) Net operating income and debt service coverage ratio are calculated assuming that the Mortgaged properties were released at the market's prevailing effective rents, occupancy rates and operating expenses.
(6)  This  note  is  secured  by  the  same   multi-family/office   property  in
     Washington, D.C. as a $1,248,528 note in Mortgage Loan Group 2.
(7)  Interest-only Mortgage Loan.
(8)  Without giving effect to any modification or extension of maturity date.
(9)  After giving effect to modifications as described herein.



                                        Original
                                        Amort                                   Guaranty       Current
                          Property      Term          Fixed/      Purchase      by the         Payment
City       State          Type          (Months)      ARM         Price         Principal      Amount
- ----       -----          ----          --------      ---         -----         ---------      ------
Mortgage Loan Group 4






Mortgage Loan Group 4
 Total:
  Total                         Loans

- ----------
(1) Original Balance is the Mortgage Loan Amount at the time the Mortgage Loan was originated.
(2) Net operating income based on pro-forma information available at time of loan origination.
(3) Net operating income was derived from information for a 12-month period ending December 1992 or later, unless otherwise indicated.
(4)  Information not available.
(5) Net operating income and debt service coverage ratio are calculated assuming that the Mortgaged properties were released at the market's prevailing effective rents, occupancy rates and operating expenses.
(6)  This  note  is  secured  by  the  same   multi-family/office   property  in
     Washington, D.C. as a $1,248,528 note in Mortgage Loan Group 2.
(7)  Interest-only Mortgage Loan.
(8)  Without giving effect to any modification or extension of maturity date.
(9)  After giving effect to modifications as described herein.


             EXHIBIT J -- CHARACTERISTICS OF SELLER-ORIGINATED LOANS
                WITH BALANCES GREATER THAN $1,000,000, continued

                                                                                                                        Cash
           Current                                                 Under-                                               Down
           number of                                               writing                                              Payment
           payments       Original      Original      Current      Current     Appraised     Appraisal    Loan to       to
City       per year       NOI(2)        DSCR          NOI(3)       DSCR        Value         Date         Appraisal     Price
- ----       --------       ------        ----          ------       ----        -----         ----         ---------     -----
Mortgage Loan Group 4






      Total:
       Total

- ----------
(1) Original Balance is the Mortgage Loan Amount at the time the Mortgage Loan was originated.
(2) Net operating income based on pro-forma information available at time of loan origination.
(3) Net operating income was derived from information for a 12-month period ending December 1992 or later, unless otherwise indicated.
(4)  Information not available.
(5) Net operating income and debt service coverage ratio are calculated assuming that the Mortgaged properties were released at the market's prevailing effective rents, occupancy rates and operating expenses.
(6)  This  note  is  secured  by  the  same   multi-family/office   property  in
     Washington, D.C. as a $1,248,528 note in Mortgage Loan Group 2.
(7)  Interest-only Mortgage Loan.
(8)  Without giving effect to any modification or extension of maturity date.
(9)  After giving effect to modifications as described herein.

                                     ANNEX A

                             [Underlying Prospectus]